                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                                 Balanced Series
                       (formerly Delaware Balanced Series)

                                 Standard Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Profile                                                    page 1
Balanced Series                                                 1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in Balanced Series                       4
Investment manager                                              5
Portfolio managers                                              5
Fund administration (Who's who)                                 6

 .................................................................
Important information about
   the Series                                              page 7
Share classes                                                   7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              7
 .................................................................
Financial highlights                                       page 8

Profile: Balanced Series (formerly Delaware Balanced Series)

What are the Series' goals?
     Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for stocks and bonds combined in a single investment.

o Investors seeking a measure of capital preservation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Balanced Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Balanced Series. We show how returns for the Standard Class of Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Balanced Series had a year-to-date return of -3.11%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 17.54% for the quarter ended March 31, 1991 and its lowest quarterly return was -12.93% for the quarter ended September 30, 1990.

                                                       Year-by-year total return
                                  [BAR CHART]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-0.18%  26.59%  13.85%   8.18%  -0.15%  26.58%  15.91%  26.40%  18.67%  -7.85%

                              Average annual returns for periods ending 12/31/99


                      Balanced                                    S&P 500
                       Series            Composite Stock        Lehman Brothers
                    Standard Class          Price Index     Aggregate Bond Index
                    --------------       ----------------   --------------------
   1 year              -7.85%                 21.03%               -0.82%
   5 years             15.18%                 28.54%                7.73%
   10 years            12.16%                 18.19%                7.70%

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publically traded bonds, including U.S. government, mortgage-backed, Corporate and Yankee bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                      Balanced-1

How we manage the Series

Balanced Series

Our investment strategies

Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

o strong, capable management teams and competitive products or services;

o an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                 Securities                                                   How we use them
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                                                                                              Balanced Series
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
Common stocks: Securities that represent shares of ownership         Generally, we invest up to 75% of net assets in common
in a corporation. Stockholders participate in the                    stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Convertible securities: Usually preferred stocks or                  The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of            will not invest more than 10% of the net assets of the
shares of common stock at a predetermined price. These               Series in convertible securities that are rated below
securities offer higher appreciation potential than                  investment grade by a nationally recognized statistical
nonconvertible bonds and greater income potential than               rating organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                     unrated but deemed equivalent to non-investment grade.

Mortgage-backed securities: Fixed-income securities that             There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving               securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage           that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                    We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage            securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage         not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                  or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates         rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies          categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                                also represent interests in whole-loan mortgages,
                                                                     multi-family mortgages, commercial mortgages and other
                                                                     mortgage collateral supported by a first mortgage lien on
                                                                     real estate. The privately issued securities we invest in
                                                                     are either CMOs or REMICs (see below).

                                                                      Balanced-2

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                                 Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Balanced Series
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
Collateralized mortgage obligations (CMOs): Privately issued         See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately         See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts           We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit              the four highest categories by an NRSRO.
loans.

Corporate bonds: Debt obligations issued by a corporation.           We focus on bonds rated in one of the four highest
                                                                     categories by an NRSRO (or, if unrated, deemed equivalent), with maturities typically between five and 30 years.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                  the collateral is U.S. government securities.

American Depositary Receipts (ADRs): Certificates issued by          We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Interest rate swap and index swap agreements: In an interest         We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party             sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making               in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving               Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments          Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a               forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total            available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                             Interest rate swaps and index swaps will be considered
                                                                     illiquid securities (see below).

Restricted and illiquid securities: Restricted securities            We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted           securities. For this Series, the 10% limit includes
under securities law.                                                restricted securities such as privately placed securities
                                                                     that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready          institutional buyers without registration, which are
market, and cannot be easily sold within seven days at               commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.               agreements with maturities of over seven days.
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
                                                                      Balanced-3

The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Balanced Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series modified its investment strategy in April 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in Balanced Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                  Risks                                                 How we strive to manage them
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                                                                                                Balanced Series
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
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

                                                                     We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                     conditions.

                                                                     In evaluating the use of an index swap, we carefully
                                                                     consider how market changes could affect the swap and how
                                                                     that compares to us investing directly in the market the
                                                                     swap is intended to represent.

Industry and security risk is the risk that the value of             We limit the amount of Balanced Series' assets invested in
securities in a particular industry or the value of an               any one industry and in any individual security. We also
individual stock or bond will decline because of changing            follow a rigorous selection process before choosing
expectations for the performance of that industry or for the         securities for the portfolio.
individual company issuing the stock or bond.
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
                                                                      Balanced-4

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                                  Risks                                                 How we strive to manage them
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                                                                                                Balanced Series
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
Interest rate risk is the risk that securities, particularly         We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if              aggressively capitalizing on interest rate moves. Instead,
interest rates rise.                                                 we aim to keep the interest rate risk similar to the Lehman
                                                                     Brothers Aggregate Bond Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates         We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a               years. Each business day we calculate the amount the Series
series could experience a higher or lower return than                must pay for swaps it holds and will segregate cash or other
anticipated.                                                         liquid securities to cover that amount.

Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets) changes          securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or           also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign              principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price            will be treated as illiquid securities, but most swap
that the Series values them.                                         dealers will be willing to repurchase interest rate swaps.
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



Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers      John Jares and Gary A. Reed have primary responsibility
                        for making day-to-day investment decisions for the Balanced Series.

                        John Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Balanced Series since March 2000.

                        Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Balanced Series' senior portfolio manager for fixed-income since 1989.

                                                                      Balanced-5

Who's who?              The following describes the various organizations
                        involved with managing, administering, and servicing the Series.

                        Board of trustees
                        A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                        Investment manager
                        Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                        An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                        Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

                        Portfolio managers
                        Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                        Distributor
                        Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                        Custodian
                        The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                        Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                      Balanced-6

Important information about the Series

      Share classes     The Series has two classes of shares, Standard Class and
                        Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service
                        Class shares.

       Purchase and     Shares are sold only to separate accounts of life
      redemption of     companies at net asset value. (See "Valuation of
             shares     shares.") Redemptions will be effected by the separate
                        accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares     The price you pay for shares will depend on when we
                        receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York
                        Stock Exchange is open for business. We reserve the right to reject any purchase order.

                        We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                        From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,     Dividends, if any, are paid quarterly. Capital gain
  distributions and     distributions, if any, normally will be made following
              taxes     the close of the fiscal year.

                        We automatically reinvest all dividends and any capital gains.

                        The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                        Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

               EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                                      Balanced-7

Financial highlights

                                                                                                                    Balanced Series
                                                                                                (formerly Delaware Balanced Series)
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                                                                                                                   Year Ended 12/31
                                                                                 1999        1998         1997       1996      1995
                                   -------------------------------------------------------------------------------------------------
The financial                      Net asset value, beginning of year        $ 20.040    $ 19.050     $ 16.640    $15.500   $12.680
highlights table is
intended to help you               Income (loss) from investment
understand the Series'                operations
financial performance.
The total returns in               Net investment income                        0.408       0.349        0.435      0.530     0.509
the table represent the
rate that an investor              Net realized and unrealized gain (loss)
would have earned or                 on investments                            (1.958)      2.831        3.575      1.765     2.761
lost on an investment                                                        --------    --------     --------    -------   -------
in the Series (assuming            Total from investment operations            (1.550)      3.180        4.010      2.295     3.270
reinvestment of all                                                          --------    --------     --------     -------  -------
dividends and                      Less dividends and distributions
distributions). All
"per share" information            Dividends from net investment income        (0.380)     (0.420)      (0.530)    (0.500)   (0.450)
reflects financial
results for a single               Distributions from net realized gain on
Series share. This                   investments                               (0.770)     (1.770)      (1.070)    (0.655)     none
information has been                                                         --------    --------     --------    -------   -------
audited by Ernst &                 Total dividends and distributions           (1.150)     (2.190)      (1.600)    (1.155)   (0.450)
Young LLP, whose                                                             --------    --------     --------    -------   -------
report, along with the             Net asset value, end of year              $ 17.340    $ 20.040     $ 19.050    $16.640   $15.500
Series' financial                                                            ========    ========     ========    =======   =======
statements, is included            Total return(1)                             (7.85%)     18.62%       26.40%     15.91%    26.58%
in the Series' annual
report, which is                   Ratios and supplemental data
available upon request
by calling 800.523.1918.           Net assets, end of period (000 omitted)   $172,002    $201,856     $127,675    $75,402   $63,215

                                   Ratio of expenses to average net assets      0.74%       0.70%        0.67%      0.68%     0.69%

                                   Ratio of net investment income to average
                                     net assets                                 2.17%       2.20%        2.85%      3.56%     3.75%

                                   Portfolio turnover                            107%         94%          67%        92%      106%
                                   -------------------------------------------------------------------------------------------------
                                   (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                                      Balanced-8

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London



                       This page intentionally left blank

Delaware Group   Additional information about the Series' investments is
Premium Fund     available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional
                 Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818
                 Market Street, Philadelphia, PA 19103, or call toll-free
                 800.523.1918.

                 You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.


                 Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                    DELAWARE
                                   INVESTMENTS
                              =====================
                              Philadelphia o London


                                 Delaware Group
                                  Premium Fund

                             Capital Reserves Series

                                 Standard Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                  page 1
Capital Reserves Series                                                       1
 ................................................................................
How we manage the Series                                                 page 2
Our investment strategies                                                     2
The securities we typically invest in                                         2
The risks of investing in Capital Reserves Series                             4
Investment manager                                                            5
Portfolio manager                                                             5
Fund administration (Who's who)                                               6

 ................................................................................
Important information about
   the Series                                                            page 7
Share classes                                                                 7
Purchase and redemption of shares                                             7
Valuation of shares                                                           7
Dividends, distributions and taxes                                            8
 ................................................................................
Financial highlights                                                     page 9

Profile: Capital Reserves Series

What are the Series' goals?
   Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively stable and high income flow.

o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Capital Reserves Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in Capital Reserves Series. We show how returns for the Standard Class of Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Capital Reserves Series had a year-to-date return of 1.12%. During the periods illustrated in this bar chart, Capital Reserves Series' highest quarterly return was 4.35% for the quarter ended June 30, 1995 and its lowest quarterly return was-2.21% for the quarter ended March 31, 1994.

                                                    Year-by-year total return

                                  [BAR CHART]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
-----   -----   -----   -----   -----   ------   -----   -----   -----   -----
8.23%   8.84%   7.20%   7.85%   -2.68%  14.08%   4.05%   7.60%   6.78%   0.28%

                            Average annual returns for periods ending 12/31/99


                        Capital Reserves           Lehman Brothers Intermediate
                     Series Standard Class       Government Corporate Bond Index

   1 year                 0.28%                             0.39%
   5 years                6.46%                             7.10%
   10 years               6.13%                             7.26%

The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Bond Index. Lehman Brothers Intermediate Government Corporate Bond Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                              Capital Reserves-1

How we manage the Series

Capital Reserves Series
Our investment strategies

Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities.

The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we      Fixed-income securities offer the potential for greater
typically invest in      income payments than stocks, and also may provide
                         capital appreciation.


-------------------------------------------------------------------------------------------------------------
             Securities                                                    How we use them
-------------------------------------------------------------------------------------------------------------
                                                                         Capital Reserves Series
-------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury          We may invest without limit in U.S. Treasury
bills, notes and bonds of varying maturities. U.S.         securities, though they are typically not our
Treasury securities are backed by the "full faith          largest holding because they generally do not
and credit" of the United States.                          offer as high a level of current income as other
                                                           fixed-income securities.

Mortgage-backed securities: Fixed-income                   There is no limit on government-related
securities that represent pools of mortgages, with         mortgage-backed securities or on privately issued
investors receiving principal and interest                 mortgage-backed securities that are fully
payments as the underlying mortgage loans are paid         collateralized by government securities.
back. Many are issued and guaranteed against
default by the U.S. government or its agencies or          We may invest up to 20% of net assets in
instrumentalities, such as the Federal Home Loan           mortgage-backed securities issued by private
Mortgage Corporation, Fannie Mae and the                   companies if the securities are not collateralized
Government National Mortgage Association. Others           by the U.S. government, or its agencies or
are issued by private financial institutions, with         instrumentalities. However, these securities must
some fully collateralized by certificates issued           be rated at the time of purchase in one of the
or guaranteed by the U.S. government or its                four highest categories by an NRSRO such as S&P or
agencies or instrumentalities.                             Moody's. They must also represent interests in
                                                           whole-loan mortgages, multi-family mortgages,
                                                           commercial mortgages and other mortgage collateral
                                                           supported by a first mortgage lien on real estate.
                                                           The privately issued securities we invest in are
                                                           either CMOs or REMICs (see below).

Collateralized mortgage obligations (CMOs):                See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs):         See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.
-------------------------------------------------------------------------------------------------------------

                                                              Capital Reserves-2

-------------------------------------------------------------------------------------------------------------
Securities                                                               How we use them
-------------------------------------------------------------------------------------------------------------
                                                                     Capital Reserves Series
-------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by          We invest only in asset-backed securities rated in
accounts, receivables including home equity,               one of the four highest categories by an NRSRO.
automobile or credit loans.

Corporate debt: Debt obligations issued by a               We focus on corporate debt with investment grade
corporation, including corporate notes, bonds and          ratings, that is bonds rated BBB or better by S&P
other debt securities.                                     or Baa or better by Moody's. We may invest in debt
                                                           that is unrated, if we believe the quality of the
                                                           securities is comparable to the ratings above.

Certificates of deposit and obligations of both            We may invest in certificates of deposit from
U.S. and foreign banks: Debt instruments issued by         banks that have assets of at least one billion
a bank that pay interest. Investments in foreign           dollars.
banks and overseas branches of U.S. banks may be
subject to less stringent regulations and
different risks than U.S. domestic banks.

Corporate commercial paper: Short-term debt                We may invest in commercial paper that is rated
obligations with maturities ranging from 2 to 270          P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P.
days, issued by companies.

Repurchase agreements: An agreement between a              Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                 short-term investment for the Series' cash
securities in which the seller agrees to buy the           position. In order to enter into these repurchase
securities back within a specified time at the             agreements, the Series must have collateral of at
same price the buyer paid for them, plus an amount         least 102% of the repurchase price. The Series
equal to an agreed upon interest rate. Repurchase          will only enter into repurchase agreements in
agreements are often viewed as equivalent to cash.         which the collateral is U.S. government
                                                           securities.


Interest rate swap agreements: In an interest rate         We may use interest rate swaps to adjust the
swap, a series receives payments from another              Series' sensitivity to interest rates by changing
party based on a floating interest rate in return          its duration, or to hedge against changes in
for making payments based on a fixed interest              interest rates.
rate. An interest rate swap can also work in
reverse, with a series receiving payments based on         Interest rate swaps will be considered illiquid
a fixed interest rate and making payments based on         securities (see below).
a floating interest rate.

Restricted and illiquid securities: Restricted             We may invest up to 10% of net assets in illiquid
securities are privately placed securities whose           securities. For this Series, the 10% limit
resale is restricted under securities law.                 includes restricted securities such as privately
                                                           placed securities that are eligible for resale
Illiquid securities are securities that do not             only among certain institutional buyers without
have a ready market, and cannot be easily sold             registration, which are commonly known as "Rule
within seven days at approximately the price that          144A Securities" and repurchase agreements with
a series has valued them.                                  maturities of over seven days.
-------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                              Capital Reserves-3

The risks of investing  Investing in any mutual fund involves risk, including in Capital Reserves  the risk that you may receive little or no return on
                Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------------------------------------------------
                  Risks                                              How we strive to manage them
-------------------------------------------------------------------------------------------------------------
                                                                       Capital Reserves Series
-------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of          We maintain a long-term investment approach and
the securities in a certain market--like the stock         focus on fixed-income securities that we believe
or bond market--will decline in value because of           can continue to make interest and principal
factors such as economic conditions, future                payments over an extended time frame regardless of
expectations or investor confidence.                       interim market fluctuations. We do not try to
                                                           predict overall bond market movements and
                                                           generally do not trade for short-term purposes.

Industry and security risk is the risk that the            We diversify the Series' portfolio. We also follow
value of securities in a particular industry or            a rigorous selection process before choosing
the value of an individual stock or bond will              securities for the portfolio.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

Interest rate risk is the risk that securities,            We do not try to increase return by predicting and
particularly bonds with longer maturities, will            aggressively capitalizing on interest rate moves.
decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest            We will not invest in interest rate swaps with
rate changes. Depending on the actual movements of         maturities of more than two years. Each business
interest rates and how well the portfolio manager          day we calculate the amount the Series must pay
anticipates them, a series could experience a              for swaps it holds and will segregate cash or
higher or lower return than anticipated.                   other liquid securities to cover that amount.

Credit risk is the risk that there is the                  We may hold securities rated in the fourth
possibility that a bond's issuer (or an entity             category of investment grade; however, we
that insures the bond) will be unable to make              carefully evaluate their creditworthiness before
timely payments of interest and principal.                 purchasing the security.

Debt securities rated in the fourth category of            If the rating of a corporate debt security held by
investment grade (e.g., BBB by S&P or Baa by               the Series falls below the fourth rating grade or
Moody's) may have speculative characteristics.             if we determine that an unrated security is no
Changes in economic conditions or other                    longer of comparable quality, we will dispose of
circumstances are more likely to affect issuers            the security as soon as practical, unless we think
ability to make principal and interest payments.           that would be detrimental in light of market
                                                           conditions.

Prepayment risk is the risk that homeowners will           We take into consideration the likelihood of
prepay mortgages during periods of low interest            prepayment when we select mortgages. We may look
rates, forcing an investor to reinvest their money         for mortgage securities that have characteristics
at interest rates that might be lower than those           that make them less likely to be prepaid, such as
on the prepaid mortgage.                                   low outstanding loan balance or below-market
                                                           interest rates.

Liquidity risk is the possibility that securities          We limit exposure to illiquid securities. Swap
cannot be readily sold within seven days at                agreements will be treated as illiquid securities,
approximately the price that a series values them.         but most swap dealers will be willing to
                                                           repurchase interest rate swaps.
--------------------------------------------------------------------------------------------------------------

                                                              Capital Reserves-4

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.53% of average daily net assets for the last fiscal year.

Portfolio manager   Gary A. Reed has primary responsibility for making
                    day-to-day investment decisions for the Capital Reserves
                    Series.

                    Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.





                                                              Capital Reserves-5

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

            Portfolio managers
            Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                              Capital Reserves-6

Important information about the Series

     Share classes   The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service
                     Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

      Purchase and   Shares are sold only to separate accounts of life companies
     redemption of   at net asset value. (See "Valuation of shares.")
            shares   Redemptions will be effected by the separate accounts at
                     the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                     Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                     From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.


                                                              Capital Reserves-7

       Dividends,    Dividends, if any, are declared daily and paid monthly.
distributions and    Short-term capital gains distributions, if any, may be paid
            taxes    with the dividend; otherwise, any distributions from net
                     realized securities profits normally will be distributed following the close of the fiscal year.

                     We automatically reinvest all dividends and any capital gains.

                     The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                     Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                              Capital Reserves-8

Financial highlights


                                                                                                            Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year Ended 12/31
                                                                              1999        1998         1997        1996        1995
                                 --------------------------------------------------------------------------------------------------
The financial                    Net asset value, beginning of year         $9.880      $9.790       $9.690      $9.930      $9.300
highlights table is
intended to help you             Income (loss) from investment operations
understand the Series'
financial performance.           Net investment income                       0.546       0.556        0.613       0.623       0.643
The total returns in
the table represent the          Net realized and unrealized gain
rate that an investor              (loss) on investments                    (0.520)      0.090        0.100      (0.240)      0.630
would have earned or                                                        ------     -------      -------     -------     -------
lost on an investment
in the Series (assuming          Total from investment operations            0.026       0.646        0.713       0.383       1.273
reinvestment of all                                                         ------     -------      -------     -------     -------
dividends and
distributions). All              Less dividends
"per share" information
reflects financial               Dividends from net investment income       (0.546)     (0.556)      (0.613)     (0.623)     (0.643)
results for a single
Series share. This               Total dividends                            (0.546)     (0.556)      (0.613)     (0.623)     (0.643)
information has been                                                        ------     -------      -------     -------     -------
audited by Ernst &
Young LLP, whose                 Net asset value, end of year               $9.360      $9.880       $9.790      $9.690      $9.930
report, along with the                                                      ======     =======      =======     =======     =======
Series' financial
statements, is included          Total return(1)                             0.28%       6.78%        7.60%       4.05%      14.08%
in the Series' annual
report, which is                 Ratios and supplemental data
available upon request
by calling 800.523.1918.         Net assets, end of period (000 omitted)   $36,701     $41,711      $29,177     $27,768     $27,935

                                 Ratio of expenses to average net assets     0.79%       0.79%        0.75%       0.72%       0.71%

                                 Ratio of net investment income to
                                   average net assets                        5.68%       5.62%        6.31%       6.43%       6.64%

                                 Portfolio turnover                           129%        166%         120%        122%        145%
                                 ---------------------------------------------------------------------------------------------------
                                 (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



                                                              Capital Reserves-9

Delaware Group
Premium Fund         Additional information about the Series' investments is
                     available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                     Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                     Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                     Street, Philadelphia, PA 19103, or call toll-free
                     800.523.1918.

                     You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                    Investment Company Act File No. 811-5162


DELAWARE
INVESTMENTS
=====================
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                              Cash Reserve Series

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


Table of contents

--------------------------------------------------------------------------------
Profile                                                                  page 1
Cash Reserve Series                                                           1
--------------------------------------------------------------------------------
How we manage the Series                                                 page 2
Our investment strategies                                                     2
The securities we typically invest in                                         2
The risks of investing in Cash Reserve Series                                 3
Investment manager                                                            3
Fund administration (Who's who)                                               4
--------------------------------------------------------------------------------
Important information about
   the Series                                                            page 5
Share classes                                                                 5
Purchase and redemption of shares                                             5
Valuation of shares                                                           5
Dividends, distributions and taxes                                            5
--------------------------------------------------------------------------------
Financial highlights                                                     page 6

Profile: Cash Reserve Series

What are the Series' goals?
         Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Cash Reserve Series invests primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series

o Investors with short-term financial goals.

o Investors who do not want an investment whose value may fluctuate over the short term.

o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series

o Investors with long-term financial goals.

o Investors looking for relatively high income flow.

How has Cash Reserve Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Cash Reserve Series. We show how returns for the Standard Class of Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Cash Reserve Series had a year-to-date return of 1.35%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 1.88% for the quarter ended June 30, 1990 and its lowest quarterly return was 0.58% for the quarter ended June 30, 1993.

[BAR CHART]
                                                   Year-by-year total return

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.56%   5.58%   3.25%   2.48%   3.68%   5.48%   4.93%   5.10%   5.08%   4.81%

                           Average annual returns for periods ending 12/31/99

                                                      Cash Reserve
                                                         Series
                                                     Standard Class
                                                     --------------
                   1 year                                 4.81%
                   5 years                                5.08%
                  10 years                                4.79%

                                                                  Cash Reserve-1

How we manage the Series

Cash Reserve Series

Our investment strategies

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the board of trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills, notes and       We may invest without limit in U.S. Treasury securities.
bonds of varying maturities. U.S. Treasury securities are backed by      We would typically invest in Treasury bills or longer term
the "full faith and credit" of the United States.                        Treasury securities whose remaining effective maturity is
                                                                         less than 13 months.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and foreign         We may invest in certificates of deposit from banks that
banks: Debt instruments issued by a bank that pay interest.              have assets of at least one billion dollars.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper and other cororate obligations: Short-        We may invest in commercial paper and other corporate
term debt obligations with maturities ranging from 2 to 270 days,        obligations rated in one of the two highest ratings
issued by companies.                                                     categories by at least two NRSROs. The purchase of a
                                                                         security that does not possess those ratings must be
                                                                         approved by the board of trustees in accordance with the
                                                                         maturity, quality and diversification conditions with
                                                                         which taxable money markets must comply. The Series will
                                                                         not invest more than 5% of its total assets in securities
                                                                         rated in the second highest category by an NRSRO.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as             Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller               investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at             into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal             collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are               Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                      the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including asset-backed securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Borrowing from banks Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

                                                                  Cash Reserve-2

The risks of investing    Investing in any mutual fund involves risk,
       in Cash Reserve    including the risk that you may receive little or
                Series    no return on your investment, and the risk that
                          you may lose part or all of the money you invest.
                          Before you invest in the Series you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Cash
                          Reserve Series. Please see the Statement of
                          Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly            Because Cash Reserve Series invests in short-term
bonds with longer maturities, will decrease in value if                 securities, the value of its investments is generally not
interest rates rise.                                                    affected by interest rate risk. However, a decline in
                                                                        interest rates would adversely affect the level of income
                                                                        provided by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility that a            Cash Reserve Series holds only high quality short-term
bond's issuer (or an entity that insures the bond) will be              securities. Therefore it is generally not subject to
unable to make timely payments of interest and principal.               significant credit risk.

                                                                        We limit our investments to those which the board of
                                                                        trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                        maturity, quality and diversification conditions with which taxable money market funds must comply.
------------------------------------------------------------------------------------------------------------------------------------
Inflation risk is the risk that the return from your                    Cash Reserve Series is designed for short-term investment
investments will be less than the increase in the cost of               goals and therefore may not outpace inflation over longer
living due to inflation, thus preventing you from reaching              time periods. For this reason, Cash Reserve Series is not
your financial goals.                                                   recommended as a primary investment for people with
                                                                        long-term goals.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager     The Series is managed by Delaware Management Company.
                       Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.46% of average daily net assets for the last fiscal year.

                                                                  Cash Reserve-3

Who's who?   The following describes the various organizations involved with managing, administering, and servicing the Series.

             Board of trustees
             A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the Series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

             Investment manager
             Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

             An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

             Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

             Portfolio managers
             Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

             Distributor
             Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

             Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

             Custodian
             The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

             Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                                  Cash Reserve-4

Important information about the Series

     Share classes   The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service
                     Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

      Purchase and   Shares are sold only to separate accounts of life companies
     redemption of   at net asset value. (See "Valuation of shares.")
            shares   Redemptions will be effected by the separate accounts at
                     the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                     Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuaton of shares   The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New
                     York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price the portfolio securities of the Series at amortized cost.

        Dividends,   Dividends, if any, are declared daily and paid monthly.
 distributions and   Short-term capital gains distributions, if any, may be paid
             taxes   with the dividend; otherwise, any distributions from net
                     realized securities profits normally will be distributed following the close of the fiscal year.

                     We automatically reinvest all dividends and any capital gains.

                     The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                     Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.


                                                                  Cash Reserve-5

Financial highlights

                                                                                                              Cash Reserve Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
                                                                           1999        1998         1997        1996         1995
                           ------------------------------------------------------------------------------------------------------
The financial              Net asset value, beginning of year           $10.000     $10.000      $10.000     $10.000      $10.000
highlights table is
intended to help you       Income from investment operations
understand the Series'
financial performance.     Net investment income                          0.471       0.497        0.497       0.482        0.535
The total returns in                                                    -------     -------      -------     -------      -------
the table represent the    Total from investment operations               0.471       0.497        0.497       0.482        0.535
rate that an investor                                                   -------     -------      -------     -------      -------
would have earned or       Less dividends
lost on an investment
in the Series (assuming    Dividends from net investment income          (0.471)     (0.497)      (0.497)     (0.482)      (0.535)
reinvestment of all                                                     -------     -------      -------     -------      -------
dividends and
distributions). All "per   Total dividends                               (0.471)     (0.497)      (0.497)     (0.482)      (0.535)
share" information                                                      -------     -------      -------     -------      -------
reflects financial
results for a single       Net asset value, end of year                 $10.000     $10.000      $10.000     $10.000      $10.000
Series share. This                                                      =======     =======      =======     =======      =======
information has been
audited by Ernst &         Total return(1)                                4.81%       5.08%        5.10%       4.93%        5.48%
Young LLP, whose
report, along with         Ratios and supplemental data
the Series' financial
statements, is included    Net assets, end of period (000 omitted)      $57,421     $42,893      $30,711     $26,479      $16,338
in the Series' annual
report, which is           Ratio of expenses to average net assets        0.56%       0.59%        0.64%       0.61%        0.62%
available upon
request by calling         Ratio of net investment income
800.523.1918.                to average net assets                        4.72%       4.96%        4.98%       4.82%        5.35%
                           ------------------------------------------------------------------------------------------------------
                          (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



                                                                  Cash Reserve-6

Delaware Group       Additional information about the Series' investments is
Premium Fund         available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                     Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                     Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                     Street, Philadelphia, PA 19103, or call toll-free
                     800.523.1918.

                     You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                     Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London


Delaware Group
Premium Fund

Convertible Securities Series

Standard Class

1818 Market Street,
Philadelphia, PA 19103

Prospectus May 1, 2000

This Prospectus offers the Convertible Securities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                   page 1
Convertible Securities Series                                                  1
 ................................................................................
How we manage the Series                                                  page 2
Our investment strategies                                                      2
The securities we typically invest in                                          2
The risks of investing in Convertible Securities Series                        5
Investment manager                                                             6
Portfolio manager                                                              6
Fund administration (Who's who)                                                7

 ................................................................................
Important information about
   the Series                                                             page 8
Share classes                                                                  8
Purchase and redemption of shares                                              8
Valuation of shares                                                            8
Dividends, distributions and taxes                                             8
 ................................................................................
Financial highlights                                                      page 9

Profile: Convertible Securities Series

What are the Series' goals?
    Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Convertible Securities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Convertible Securities Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Convertible Securities Series. We show how returns for the Standard Class of Convertible Securities Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Convertible Securities Series had a year-to-date return of 6.94%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 8.70% for the quarter ended December 31, 1999 and its lowest quarterly return was -10.65% for the quarter ended September 30, 1998.

Year-by-year total return

 1998       1999
-----------------
-1.17%     6.97%

                              Average annual returns for periods ending 12/31/99


                           Convertible Securities      Merrill Lynch Convertible
                            Series Standard Class           Securities Index

1 year                              6.97%                        44.32%
Since Inception (5/1/97)            8.18%                        25.36%

The Series returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                        Convertible Securities-1

How we manage the Series

Convertible Securities Series
Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Convertible securities are typically preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. They also pay dividends or interest. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases;

o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,

o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we     Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.
                        Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Convertible Securities Series
                                                                 -------------------------------------------------------------------
Convertible securities: Usually preferred stocks, corporate      Under normal conditions, the Series intends to invest at least 65%
bonds or equity-linked securities that can be exchanged for      of its total assets in convertible securities, which may include
a set number of shares of common stock at a predetermined        privately placed convertible securities.
price. These securities typically offer higher appreciation
potential than nonconvertible bonds and greater income           We will invest in convertible debt securities without regard to
potential than nonconvertible preferred stocks.                  rating categories. To the extent that convertible debt securities we hold are not investment grade or are not rated, there may be a
Convertible bonds are often rated below investment grade,        greater risk as to the timely payment of interest and principal.
that is, not rated within the four highest categories by S&P
and Moody's. Debt securities rated below investment grade        If a convertible security held by the Series is called for
are often referred to as "high-yield bonds" or "junk bonds,"     redemption, the Series will be required to redeem the security,
although these terms are not generally used in reference to      convert it into the underlying common stock or sell it to a third
convertible debt securities.                                     party.

A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument under which the convertible security was issued.

Zero coupon bonds and pay-in-kind bonds: Zero coupon             The Series may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the         bonds, though this is not expected to be a significant component of
holder to any periodic payments of interest prior to             its strategy. The market prices of these bonds are generally more
maturity or a specified date when the securities begin           volatile than the market prices of securities that pay interest
paying current interest. Therefore, they are issued and          periodically and are likely to react to changes in interest rates
traded at a discount from their face amounts or par value.       to a greater degree than interest-paying bonds having similar
Payment-in-kind bonds pay interest or dividends in the form      maturities and credit quality. They may have certain tax
of additional bonds or preferred stock.                          consequences which, under certain conditions, could be adverse to the Series.
------------------------------------------------------------------------------------------------------------------------------------

                                                        Convertible Securities-2

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Convertible Securities Series
                                                                 -------------------------------------------------------------------
Private placements: Private placement securities are             What portion of the Series' portfolio is invested in convertible
securities which have not been registered with the SEC and       securities purchased in private placements depends upon the
are usually only sold to large institutional investors. An       relative attractiveness of those securities compared to convertible
issuer is often willing to provide more attractive features      securities that are publicly offered. Ordinarily, the Series
in securities issued privately because it has avoided the        expects that 50% of its portfolio may be invested in convertible
expense and delay involved in a public offering. Many            securities purchased in private placements, but the percentage may
private placement securities are subject to the SEC's Rule       be substantially greater or less than 50%, depending upon
144A, which permits them to be freely traded among qualified     prevailing market conditions.
institutional buyers. These securities may therefore have a
liquid secondary market.                                         We anticipate that substantially all of the private placements we purchase will be subject to Rule 144A. Subject to procedures approved by the Series' Board of Trustees, we may treat Rule 144A securities as liquid and therefore not subject to the 15%
                                                                 limitation on illiquid securities described below.

Repurchase agreements:: An agreement between a buyer, such       Typically, we use repurchase agreements as a short-term investment
as the Series, and a seller of securities in which the           for the Series' cash position. In order to enter into these
seller agrees to buy the securities back within a specified      repurchase agreements, the Series must have collateral of at least
time at the same price the buyer paid for them, plus an          102% of the repurchase price. The Series will only enter into
amount equal to an agreed upon interest rate. Repurchase         repurchase agreements in which the collateral is U.S. government
agreements are often viewed as equivalent to cash.               securities.

Foreign securities, Eurodollar convertible securities and        We may use foreign securities, Eurodollar convertible securities
depositary receipts or notes: Securities of foreign              and depositary receipts to add diversification to the portfolio by
entities, including issuers located in emerging markets,         permitting the Series to make investments outside the U.S. market.
issued directly or, in the case of depositary receipts,
through a bank. Such foreign securities may be traded on a
foreign exchange, or they may be in the form of depositary
receipts or notes, such as American Depositary Receipts
(ADRs), American Depositary Notes (ADNs), European
Depositary Receipts (EDRs), European Depositary Notes
(EDNs), Global Depositary Receipts (GDRs) or Global
Depositary Notes (GDNs). Depositary receipts and notes
represent a bank's holding of a stated number of shares of a foreign corporation, which entitles the holder to all
dividends and capital gains earned by the underlying foreign shares.

The Series may also invest in Eurodollar convertible securities. Eurodollar convertible securities are fixed-income securities that are denominated in U.S. dollars and which are convertible into equity securities of that issuer. These Eurodollar securities are payable outside of the United States.

Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at           including repurchase agreements with maturities of over seven days.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                        Convertible Securities-3

The Series may also invest in other securities including preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities options, futures contracts and options on futures contracts and money market securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table.

Lending securities Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, Convertible Securities Series may hold all or a substantial portion of its assets in cash or cash equivalents, U.S. government securities and investment grade corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Borrowing from banks Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series owns or has the right to obtain securities identical to those sold short, at no added cost.

Portfolio turnover We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                        Convertible Securities-4

The risks of investing   Investing in any mutual fund involves risk, including
        in Convertible   the risk that you may receive little or no return on
     Securities Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Convertible Securities Series
                                                                 -------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on securities
securities in a certain market--like the stock or bond           we believe can continue to pay income and appreciate over an
market--will decline in value because of factors such as         extended time frame regardless of interim market fluctuations. We
economic conditions, future expectations or investor             do not try to predict overall stock market movements and though we
confidence.                                                      may hold securities for any period of time, we do not typically trade for short-term purposes.

Industry and security risk is the risk that the value of         We limit the amount of Convertible Securities Series' assets
securities in a particular industry or the value of an           invested in any one industry and in any individual security. We
individual stock or bond will decline because of changing        also follow a rigorous selection process before choosing securities
expectations for the performance of that industry or for the     for the portfolio.
individual company issuing the security.

Credit risk The possibility that a security's issuer (or an      This risk may be reduced because of the ability to convert these
entity that insures the security) will be unable to make         securities into common stock.
timely payments of interest, dividends and principal.

Investing in securities rated below investment grade entails greater risk of principal loss than associated with investment grade bonds. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of non-investment grade securities and corresponding volatility in the Series' net asset value.

Interest rate risk is the risk that securities, particularly     We will monitor interest rate trends and their potential impact on
bonds with longer maturities, will decrease in value if          the Series. Though convertible securities may be sensitive to
interest rates rise.                                             interest rate movements, an individual security's link to the underlying common stock may reduce that sensitivity.
------------------------------------------------------------------------------------------------------------------------------------

                                                        Convertible Securities-5

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Convertible Securities Series
                                                                 -------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          Most of the foreign securities that we invest in are denominated in
adversely affected by political instability (including           U.S. dollars.
governmental seizures or nationalization of assets), changes in currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

 Portfolio manager      Damon Andres has primary responsibility for making
                        day-to-day investment decisions for the Convertible
                        Securities Series.

                        Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

                                                        Convertible Securities-6

        Who's who?      The following describes the various organizations
                        involved with managing, administering, and servicing the Series.

                        Board of trustees
                        A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                        Investment manager
                        Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                        An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                        Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

                        Portfolio managers
                        Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                        Distributor
                        Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                        Custodian
                        The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                        Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                        Convertible Securities-7

Important information about the Series

     Share classes      The Series has two classes of shares, Standard Class and
                        Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service
                        Class shares.

      Purchase and      Shares are sold only to separate accounts of life
     redemption of      companies at net asset value. (See "Valuation of
            shares      shares.") Redemptions will be effected by the separate
                        accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

      Valuation of      The price you pay for shares will depend on when we
            shares      receive your purchase order. If we or an authorized
                        agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York
                        Stock Exchange is open for business. We reserve the right to reject any purchase order.

                        We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                        From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

        Dividends,      Dividends and capital gain distributions, if any, are
 distributions and      distributed annually.
             taxes

                        We automatically reinvest all dividends and any capital gains.

                        The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                        Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

              EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                        Convertible Securities-8

Financial highlights

                                                                                                       Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 5/1/97(1)
The financial                                                                               Year Ended 12/31             through
highlights table is                                                                      1999               1998        12/31/97
intended to help you         -------------------------------------------------------------------------------------------------------
understand the Series'       Net asset value, beginning of period                     $11.160            $11.660         $10.000
financial performance.
The total returns in the     Income (loss) from investment operations
table represent the rate
that an investor would       Net investment income                                      0.493              0.386           0.318
have earned or lost on
an investment in the         Net realized and unrealized gain (loss) on investments     0.247             (0.511)          1.342
Series (assuming                                                                      -------            -------         -------
reinvestment of all          Total from investment operations                           0.740             (0.125)          1.660
dividends and                                                                         -------            -------         -------
distributions). All "per     Less dividends and distributions
share" information
reflects financial results   Dividends from net investment income                      (0.410)            (0.305)           none
for a single Series
share. This information      Distributions from net realized gain on investments         none             (0.070)           none
has been audited by                                                                   -------            -------         -------
Ernst & Young LLP,           Total dividends and distributions                         (0.410)            (0.375)           none
whose report, along                                                                   -------            -------         -------
with the Series'             Net asset value, end of period                           $11.490            $11.160         $11.660
financial statements, is                                                              =======            =======         =======
included in the Series'      Total return(2)                                            6.97%             (1.17%)         16.60%(3)
annual report, which is
available upon request       Ratios and supplemental data
by calling
800.523.1918.                Net assets, end of period (000 omitted)                   $9,637             $8,133          $3,921

                             Ratio of expenses to average net assets                    0.83%              0.82%           0.80%

                             Ratio of expenses to average net assets prior to expense
                              limitation and expenses paid indirectly                   0.83%              0.82%           2.30%

                             Ratio of net investment income to average net assets       4.64%              4.78%           5.68%

                             Ratio of net investment income to average net assets
                              prior to expense limitation and expenses
                              paid indirectly                                           4.64%              4.78%           4.18%

                             Portfolio turnover                                           35%                77%            209%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

                                                        Convertible Securities-9

Delaware Group          Additional information about the Series' investments is
Premium Fund            available in the Series' Annual and Semi-Annual Reports
                        to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                        You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                        Investment Company Act File No. 811-5162





DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Devon Series

Standard Class

1818 Market Street,
Philadelphia, PA 19103

Prospectus May 1, 2000

This Prospectus offers the Devon Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Profile                                                    page 1
Devon Series                                                    1
 .................................................................
How we manage the Series                                   page 2

Our investment strategies                                       2

The securities we typically invest in                           2

The risks of investing in Devon Series                          4

Investment manager                                              5

Portfolio managers                                              5

Fund administration (Who's who)                                 6

 .................................................................
Important information about
   the Series                                              page 7

Share classes                                                   7

Purchase and redemption of shares                               7

Valuation of shares                                             7

Dividends, distributions and taxes                              7
 .................................................................
Financial highlights                                       page 8

Profile: Devon Series

What are the Series' goals?
     Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

Who should not invest in the Series
o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Devon Series. We show how returns for the Standard Class of Devon Series have varied over the past two calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Devon Series had a year-to-date return of -3.14%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 20.81% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.09% for the quarter ended September 30, 1999.

                                                       Year-by-year total return

                    24.05%            -10.13%
                     1998               1999

                              Average annual returns for periods ending 12/31/99




                                                                     S&P 500
                                             Devon Series        Composite Stock
                                            Standard Class         Price Index

1 year                                          -10.13%               21.03%

Since Inception (5/1/97)                         14.00%               25.50%

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                         Devon-1

How we manage the Series

Devon Series

Our investment strategies

Devon Series is a total return fund but it invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we    Stocks offer investors the potential for capital
typically invest in  appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                            Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Devon Series
                                                                       -------------------------------------------------------------
Common stocks: Securities that represent shares of ownership           Generally, 90% to 100% of the Series' assets will be
in a corporation. Stockholders participate in the                      invested in common stocks. Under normal market conditions we
corporation's profits and losses, proportionate to the                 will invest at least 65% of total assets in dividend-paying
number of shares they own.                                             stocks.

Convertible securities: Usually preferred stocks or                    Devon Series may invest in convertible securities; however,
corporate bonds that can be exchanged for a set number of              we will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These                 debt securities that are rated below investment grade by an
securities offer higher appreciation potential than                    NRSRO or in securities that are unrated but deemed
nonconvertible bonds and greater income potential than                 equivalent to non-investment grade.
nonconvertible preferred stocks.

Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are             Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                    the collateral is U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                                Devon-2

------------------------------------------------------------------------------------------------------------------------------------
                            Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Devon Series
                                                                       -------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by            We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Restricted and illiquid securities: Restricted securities              We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted             securities. For this Series, the 10% limit includes
under securities law.                                                  restricted securities such as privately placed securities
                                                                       that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready            institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                 commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                 agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities, futures contracts and options. The Series may also invest directly in foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. Government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Devon Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Devon Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                                         Devon-3

The risks of investing  Investing in any mutual fund involves risk, including in Devon Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Devon Series
                                                                       -------------------------------------------------------------
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and generally do not
confidence.                                                            trade for short-term purposes.

Industry and security risk is the risk that the value of               We limit the amount of Devon Series' assets invested in any
securities in a particular industry or the value of an                 one industry and in any individual security. We also follow
individual stock or bond will decline because of changing              a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the           the portfolio.
individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be                We typically invest only a small portion of Devon Series'
adversely affected by political instability (including                 portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes           securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or             also tend to avoid markets where we believe accounting
inadequate regulatory and accounting standards. Foreign                principles or the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Devon-4

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers  Frank X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Michael S. Morris.

                    Frank X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

                    Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.

                                                                         Devon-5

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

            Portfolio managers
            Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                         Devon-6

Important information about the Series

Share classes        The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service
                     Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

 Purchase and        Shares are sold only to separate accounts of life companies
redemption of        at net asset value. (See "Valuation of shares.")
       shares        Redemptions will be effected by the separate accounts at
                     the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                     Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                     From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,    Dividends and capital gain distributions, if any, are
distributions and    distributed annually.
            taxes
                     We automatically reinvest all dividends and any capital gains.

                     The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                     Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                                         Devon-7

Financial highlights

                                                                                                                       Devon Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 5/1/97(1)
                                                                                                Year Ended 12/31            through
                                                                                          1999              1998           12/31/97
                         ----------------------------------------------------------------------------------------------------------
The financial            Net asset value, beginning of period                          $15.440           $12.730         $   10.000
highlights table is
intended to help you     Income (loss) from investment operations
understand the
Series' financial        Net investment income                                           0.113             0.106              0.080
performance. The
total returns in the     Net realized and unrealized gain (loss) on investments         (1.669)            2.889              2.650
table represent the                                                                    -------           -------         ----------
rate that an investor
would have earned or     Total from investment operations                               (1.556)            2.995              2.730
lost on an investment                                                                  -------           -------         ----------
in the Series
(assuming                Less dividends and distributions
reinvestment of all
dividends and            Dividends from net investment income                           (0.090)           (0.080)              none
distributions). All
"per share"              Distributions from net realized gain on investments            (0.174)           (0.205)              none
information reflects                                                                   -------           -------         ----------
financial results for
a single Series          Total dividends and distributions                              (0.264)           (0.285)              none
share. This                                                                            -------           -------         ----------
information has been
audited by Ernst &       Net asset value, end of period                                $13.620           $15.440         $   12.730
Young LLP, whose                                                                       =======           =======         ==========
report, along with
the Series' financial    Total return(2)                                               (10.13%)           24.05%          27.30%(3)
statements, is
included in the          Ratios and supplemental data
Series' annual
report, which is         Net assets, end of period (000 omitted)                       $77,929           $68,714            $16,653
available upon
request by calling       Ratio of expenses to average net assets                         0.75%             0.66%              0.80%
800.523.1918.
                         Ratio of expenses to average net assets prior to expense
                            limitation and expenses paid indirectly                      0.75%             0.66%              0.91%

                         Ratio of net investment income to average net assets            0.90%             1.30%              2.01%

                         Ratio of net investment income to average net assets
                            prior to expense limitation and expenses paid indirectly     0.90%             1.30%              1.90%

                         Portfolio turnover                                               101%               34%                80%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

                                                                         Devon-8

Delaware Group
Premium Fund             Additional information about the Series' investments is
                         available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                         You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                         Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware Group
Premium Fund

Emerging Markets Series

Standard Class

1818 Market Street,
Philadelphia, PA 19103

Prospectus May 1, 2000

This Prospectus offers the Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Profile                                                    page 1
Emerging Markets Series                                         1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           4
The risks of investing in Emerging Markets Series               6
Investment manager                                              8
Portfolio managers                                              8
Fund administration (Who's who)                                 9

 .................................................................
Important information about
   the Series                                             page 10
Share classes                                                  10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
 .................................................................
Financial highlights                                      page 12

Profile: Emerging Markets Series

What are the Series' goals?
     The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

                                                              Emerging Markets-1

How has Emerging Markets Series performed?

This bar chart and table can help you evaluate the risks of investing in Emerging Markets Series. We show how returns for the Standard Class of Emerging Markets Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Emerging Markets Series had a year-to-date return of -1.45%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.99% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.25% for the quarter ended June 30, 1998.

                                                       Year-by-year total return
                           -32.48%      48.28%
                            1998         1999

                              Average annual returns for periods ending 12/31/99

                               Emerging Markets         Morgan Stanley Capital International
                             Series Standard Class          Emerging Markets Free Index
1 year                              48.28%                             66.41%

Since inception (5/1/97)            -4.31%                              0.41%

The Series returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                              Emerging Markets-2

How we manage the Series

Emerging Markets Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o any country that is classified by the United Nations as developing; or

o any country that is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process. That is, we strive to purchase stocks that are selling for less than their true value. In emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the board of trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                              Emerging Markets-3

  The securities we Stocks offer investors the potential for capital typically invest in appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Emerging Markets Series
                                                                 -------------------------------------------------------------------
Common stocks of emerging market companies: Securities that      The Series will invest its assets in common stocks, some of
represent shares of ownership in a corporation. Stockholders     which will be dividend-paying stocks.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.

Corporate bonds: Debt obligations issued by U.S. or foreign      Emerging Markets Series may invest in corporate obligations
corporations.                                                    issued by emerging country companies. These bonds may be
                                                                 high risk, fixed-income securities.

Foreign government securities: Debt obligations issued by a      We may invest a portion of Emerging Markets Series' assets
government other than the United States or by an agency,         in foreign governmental securities issued by emerging or
instrumentality or political subdivision of such                 developing countries, which may be lower rated, including
governments.                                                     securities rated below investment grade.

Investment company securities: In some countries,                The Series may hold open-end and closed-end investment
investments by U.S. mutual funds are generally made by           company securities if we believe the country offers good
purchasing shares of investment companies that in turn           investment opportunities. These investments involve an
invest in the securities of such countries.                      indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency        The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell     and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that       given country may be denominated in the currency of another
is set at the time of the contract. The future date may be       country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                         Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                 currencies into U.S. dollars on a daily basis. The Series
                                                                 will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                 exchange transactions. The Series may conduct its foreign
                                                                 currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                 The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                 current security or currency holdings. It may also use
                                                                 forward contracts if it has agreed to sell a security and
                                                                 wants to "lock-in" the price of that security, in terms of
                                                                 U.S. dollars. Investors should be aware of the costs of
                                                                 currency conversion. The Series will not use forward
                                                                 contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary         The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs     EDRs and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.         securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust            To determine whether to purchase a security in a foreign
company or a foreign branch of a U.S. bank). Depositary          market or through depositary receipts, we evaluate the price
receipts represent an ownership interest in an underlying        levels, the transaction costs, taxes and administrative
security that is held by the depositary. Generally, the          costs involved with each security to identify the most
holder of the depositary receipt is entitled to all payments     efficient choice.
of interest, dividends or capital gains that are made on the underlying security.
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
                                                              Emerging Markets-4

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                        Securities                                                       How we use them
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                                                                                     Emerging Markets Series
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
Brady Bonds: These are debt securities issued under the          The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor            economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds      that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than            bonds a viable opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities        Emerging Markets Series may invest up to 35% of its net
that are rated lower than BBB by S&P or Baa by Moody's, or       assets, in high-yield, high risk foreign fixed-income
if unrated, of equal quality. These securities may be issued     securities.
by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are       Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is any security in which it may invest, but
                                                                 normally uses U.S. government securities as collateral.

Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including
resale is restricted under securities law.                       those that are eligible for resale only among certain
                                                                 institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                 are determined to be illiquid may not exceed the Series' 10%
                                                                 limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready         We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at           securities, including repurchase agreements with maturities
approximately the price that a series has valued them.           of over seven days.
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

The Series may invest in preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Emerging Markets Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                              Emerging Markets-5

The risks of investing  Investing in any mutual fund involves risk, including in Emerging Markets  the risk that you may receive little or no return on
                Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                             Risks                                                 How we strive to manage them
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                                                                                       Emerging Markets Series
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
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor             portion of the Series' portfolio should be invested in any
confidence.                                                      individual country, we evaluate a variety of factors,
                                                                 including opportunities and risks relative to other
                                                                 countries. We can also somewhat reduce market risk by
                                                                 holding a diversified portfolio.

Industry and security risk is the risk that the value of         We typically hold a number of different securities in a
securities in a particular industry or the value of an           variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing        poorly performing security would have on the Series. This
expectations for the performance of that industry or for the     risk is more significant for the Series, which is a
individual company issuing the stock or bond.                    non-diversified fund.

Foreign risk is the risk that foreign securities may be          We carefully evaluate the overall situations in the
adversely affected by political instability (including           countries where we invest in an attempt to reduce these
governmental seizures or nationalization of assets), changes     risks. We also tend to avoid markets where we believe
in currency exchange rates, foreign economic conditions or       accounting principles or the regulatory structure are too
inadequate regulatory and accounting standards. Foreign          underdeveloped.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Currency risk is the risk that the value of the Series'          The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign     foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates       purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments        future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase      security it owns from future changes in currency rates. If
any losses.                                                      the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                 the security's price in terms of U.S. dollars or another
                                                                 applicable currency. The Series may use forward currency
                                                                 exchange contracts only for defensive or protective
                                                                 measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

                                                                 Another way in which we can protect against this risk is by holding stocks whose earnings are from exports or priced in
                                                                 U.S. dollars, so that a devaluation means unchanged U.S.
                                                                 dollar earnings (and higher local currency earnings).

Small company risk is the risk that prices of smaller            The Series may invest in small companies and would be
companies may be more volatile than larger companies because     subject to this risk. We typically hold a number of
of limited financial resources or dependence on narrow           different stocks in order to reduce the impact that one
product lines. Small company risk also comes from lower          small company stock would have on the Series. This risk is
liquidity typically associated with small company stocks,        more significant for the Series, which is a non-diversified
which means the price may be affected by poorly executed         fund.
trades, even if the underlying business of the company is
unchanged.

Political risk is the risk that countries or the entire          We carefully evaluate the political situations in the
region where we invest may experience political instability,     countries where we invest and take into account any
which may cause greater fluctuation in the value and             potential risks before we select securities for the
liquidity of our investments due to changes in currency          portfolio. We can also somewhat reduce political risk by
exchange rates, governmental seizures or nationalization of      holding a diversified portfolio. However, there is no way to
assets.                                                          eliminate political risk when investing internationally.

Emerging markets risk is the possibility that the risks          Striving to manage this risk, the portfolio managers
associated with international investing will be greater in       carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets          attempt to consider material risks associated with an
because, among other things, emerging markets may have less      individual company or bond issuer. We cannot eliminate
stable political and economic environments.                      emerging market risk and consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.
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
                                                              Emerging Markets-6

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                             Risks                                                 How we strive to manage them
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                                                                                       Emerging Markets Series
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

Inefficient market risk is the risk that foreign markets may     The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less              in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.       economy, industries and financial markets.

Information risk is the possibility that foreign companies       The Series conducts a great deal of fundamental research on
are subject to different accounting, auditing and financial      the companies that it invests in rather than relying solely
reporting standards than U.S. companies. There may be less       on information available through financial reporting. We
information available about foreign issuers than domestic        believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign            weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment           The Series is a non-diversified fund as defined by the
companies have the flexibility to invest as much as 50% of       Investment Company Act of 1940. Neverless, we typically hold
their assets in as few as two issuers with no single issuer      securities from a variety of different issuers representing
accounting for more than 25% of the portfolio. The remaining     a number of different countries. We also perform extensive
50% of the portfolio must be diversified so that no more         analysis on all securities, particularly those that
than 5% of a fund's assets is invested in the securities of      represent a larger percentage of portfolio assets.
a single issuer. Because a non-diversified fund may invest
its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified.

Foreign government securities risks relate to the ability of     The Series attempts to limit this risk by performing credit
a foreign government or government related issuer to make        analysis on the issuer of each security purchased. In
timely payments on its external debt obligations.                addition, the Series attempts to reduce this risk by
                                                                 limiting the portion of net assets that may be invested in these securities.

                                                                 The Series also compares the risk-reward potential of
                                                                 foreign government securities being considered to that
                                                                 offered by equity securities to determine whether to
                                                                 allocate assets to equity or fixed-income investments.

Credit risk of high-yield, high risk fixed-income                The Series may invest up to 35% of its net assets in
securities: Securities rated lower than BBB by S&P and Baa       high-yield, high risk foreign fixed-income securities.
by Moody's are considered to be of poor standing and
predominantly speculative as to the issuer's ability to          We intend to limit our investment in any single lower rated
repay interest and principal.                                    bond, which can help to reduce the effect of an individual default on the Series. We also intend to limit our overall
These bonds are often issued by less creditworthy companies      holdings of bonds in this category. Such limitations may not
or by highly leveraged (indebted) firms, which are generally     protect the Series from widespread bond defaults brought
less able than more financially stable firms to make             about by a sustained economic downturn or from price
scheduled payments of interest and principal. The risks          declines that might result from changes in the quality
posed by bonds issued under such circumstances are               ratings of individual bonds.
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction costs risk: Costs of buying, selling and holding     We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody         efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
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
                                                              Emerging Markets-7

Investment manager  The Series is managed by Delaware International Advisers
                    Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.19% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers  Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert Akester and Joshua H. Brooks.

                    Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing Emerging Markets Series since its inception.

                    Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                    Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.

                                                              Emerging Markets-8

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

            Portfolio managers
            Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How We Manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                              Emerging Markets-9

Important information about the Series

Share classes        The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service
                     Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

 Purchase and        Shares are sold only to separate accounts of life companies
redemption of        at net asset value. (See "Valuation of shares.")
       shares        Redemptions will be effected by the separate accounts at
                     the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                     Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                     From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                     A significant portion of the portfolio securities of the Emerging Markets Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                                                             Emerging Markets-10

       Dividends, Dividends and capital gain distributions, if any, are distributions and distributed annually.
            taxes
                   We automatically reinvest all dividends and any capital gains.

                   The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                   Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                             Emerging Markets-11

Financial highlights

                                                                                                       Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Period 5/1/97(1)
                                                                                             Year Ended 12/31          through
The financial                                                                          1999              1998         12/31/97
highlights table is   --------------------------------------------------------------------------------------------------------
intended to help you
understand the        Net asset value, beginning of period                          $ 5.810          $  8.880         $ 10.000
Series' financial
performance. The      Income (loss) from investment operations
total returns in the
table represent the   Net investment income(2)                                        0.126             0.171            0.060
rate that an
investor would have   Net realized and unrealized gain (loss) on investments
earned or lost on an     and foreign currencies                                       2.597            (2.991)          (1.180)
investment in the                                                                   -------          --------         --------
Series (assuming      Total from investment operations                                2.723            (2.820)          (1.120)
reinvestment of all                                                                 -------          --------         --------
dividends and         Less dividends and distributions
distributions). All
"per share"           Dividends from net investment income                           (0.133)           (0.030)            none
information reflects
financial results     Distributions from net realized gain on investments              none            (0.220)            none
for a single Series                                                                 -------          --------         --------
share. This           Total dividends and distributions                              (0.133)           (0.250)            none
information has been                                                                -------          --------         --------
audited by Ernst &    Net asset value, end of period                                $ 8.400          $  5.810         $  8.880
Young LLP, whose                                                                    =======          ========         ========
report, along with    Total return(3)                                                48.28%           (32.48%)         (11.20%)
the Series'
financial             Ratios and supplemental data
statements, is
included in the       Net assets, end of period (000 omitted)                       $13,349          $  5,356         $  5,776
Series' annual
report, which is      Ratio of expenses to average net assets                         1.47%             1.50%            1.50%
available upon
request by calling    Ratio of expenses to average net assets
800.523.1918.            prior to expense limitation and expenses paid indirectly     1.53%             1.67%            2.45%

                      Ratio of net investment income to average net assets            1.88%             2.34%            0.89%

                      Ratio of net investment income (loss) to average net assets
                         prior to expense limitation and expenses paid indirectly     1.82%             2.17%           (0.06%)

                      Portfolio turnover                                                20%               38%              48%

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                             Emerging Markets-12

Delaware Group      Additional information about the Series' investments is
Premium Fund        available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                    Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                    Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                    Street, Philadelphia, PA 19103, or call toll-free
                    800.523.1918.

                    You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.


                    Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                   INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                               Global Bond Series

                                 Standard Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Global Bond Series                                              1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in Global Bond Series                    6
Investment manager                                              8
Portfolio managers                                              8
Fund administration (Who's who)                                 9

 .................................................................
Important information about
   the Series                                             page 10
Share classes                                                  10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             10
 .................................................................
Financial highlights                                      page 11

Profile: Global Bond Series

What are the Series' goals?
     Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o Investors seeking a measure of capital appreciation.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.
                                                                   Global Bond-1

How has Global Bond Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Global Bond Series. We show how returns for the Standard Class of Global Bond Series have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Global Bond Series had a year-to-date return of -1.74%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.25% for the quarter ended September 30, 1998 and its lowest quarterly return was -3.07% for the quarter ended March 31, 1997.

                                                       Year-by-year total return
                                 [BAR CHART]

                    1997          1998          1999
                    ----          ----          ----
                    0.88%         7.82%        -3.60%

                              Average annual returns for periods ending 12/31/99

                             Global Bond Series       Salomon Smith Barney World
                               Standard Class            Government Bond Index
1 year                             -3.60%                        -5.07%
Since inception (5/2/96)            4.43%                         4.45%

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                   Global Bond-2

How we manage the Series

Global Bond Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers;

o zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. If we anticipate a declining interest rate environment; however, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we Fixed-income securities offer the potential for greater typically invest in income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------------------------------------------------------------------------------
                      Securities                                                        How we use them
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
----------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign     Global Bond Series may invest in corporate bonds, generally
corporations.                                                   those rated A or better by S&P or Moody's or if unrated,
                                                                determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

Foreign government securities: Debt obligations issued by a     The Series will generally invest in securities issued by
government other than the United States or by an agency,        foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such                political subdivisions that are rated AAA or AA by S&P or
governments.                                                    Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                comparable quality. We may invest a portion of the Series'
                                                                assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                rated below investment grade.

U.S. government securities: Securities issued or guaranteed     The Series may invest a significant portion of its assets in
by the U.S. government or issued by an agency or                U.S. government securities. It will invest only in U.S.
instrumentality of the U.S. government.                         government obligations, including bills, notes and bonds
                                                                that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                government agencies or instrumentalities that are backed by the full faith and credit of the United States.
----------------------------------------------------------------------------------------------------------------------------

                                                                   Global Bond-3

----------------------------------------------------------------------------------------------------------------------------
                      Securities                                                        How we use them
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
----------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,               Global Bond Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by          securities. The Series may hold investment company
purchasing shares of investment companies that in turn          securities if we believe the country offers good investment
invest in the securities of such countries.                     opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency       The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell    and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that      given country may be denominated in the currency of another
is set at the time of the contract. The future date may be      country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                        Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                currencies into U.S. dollars on a daily basis. The Series
                                                                will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                exchange transactions. The Series may conduct its foreign
                                                                currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                current security or currency holdings. It may also use
                                                                forward contracts if it has agreed to sell a security and
                                                                wants to "lock-in" the price of that security, in terms of
                                                                U.S. dollars. Investors should be aware of the costs of
                                                                currency conversion. The Series will not use forward
                                                                contracts for speculative purposes.

Supranational entities: Debt securities of supranational        The Series may invest a significant portion of its assets in
entities may be denominated in any currency. These              debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

Zero coupon bonds: Zero coupon bonds are debt obligations       The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.

Brady Bonds: These are debt securities issued under the         Global Bond Series may invest in Brady Bonds. We believe
framework of the Brady Plan, an initiative for debtor           that the economic reforms undertaken by countries in
nations to restructure their outstanding external               connection with the issuance of Brady Bonds can make the
indebtedness (generally, commercial bank debt). Brady Bonds     debt of countries that have issued or have announced plans
tend to be of lower quality and more speculative than           to issue these bonds a viable opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities       Global Bond Series may invest a portion of its assets in
that are rated lower than BBB by S&P or Baa by Moody's, or      these securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as    Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller      investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at    into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal    collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are      Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                             collateral is any security in which it may invest, but
                                                                normally uses U.S. government securities as collateral.
----------------------------------------------------------------------------------------------------------------------------

                                                                   Global Bond-4

----------------------------------------------------------------------------------------------------------------------------
                      Securities                                                        How we use them
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Restricted securities: Privately placed securities whose        We may invest in privately placed securities, including
resale is restricted under securities law.                      those that are eligible for resale only among certain
                                                                institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                are determined to be illiquid may not exceed the Series' 10%
                                                                limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities, including repurchase agreements with maturities
approximately the price that a series has valued them.          of over seven days.
----------------------------------------------------------------------------------------------------------------------------

The Series may also invest in futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Global Bond Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                                   Global Bond-5

The risks of investing  Investing in any mutual fund involves risk, including in Global Bond Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------
                      Risks                                                    How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------
                                                                                   Global Bond Series
----------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond          stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as        regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor            portion of the Series' portfolio should be invested in any
confidence.                                                     individual country, we evaluate a variety of factors,
                                                                including opportunities and risks relative to other
                                                                countries. As part of the Series' principal investment
                                                                strategy, the Series may invest in securities that generally have relatively less market risk.

Industry and security risk is the risk that the value of        We typically hold a number of different securities in a
securities in a particular industry or the value of an          variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing       poorly performing security would have on the Series. This
expectations for the performance of that industry or for the    risk is more significant for the Series, which is a
individual company issuing the stock or bond.                   non-diversified fund.

Interest rate risk is the risk that securities, particularly    Interest rate risk is a significant risk for Global Bond
bonds with longer maturities, will decrease in value if         Series. In an attempt to manage interest rate risk, we
interest rates rise.                                            adjust the Series' average weighted maturity based on our
                                                                view of interest rates. The Series' average weighted
                                                                maturity will generally be in the five-to-ten year range.
                                                                When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we
                                                                anticipate that interest rates will rise, we may shorten the average maturity to less than five years.

Currency risk is the risk that the value of a series'           The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign    foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates      purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments       future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase     security it owns from future changes in currency rates. If
any losses.                                                     the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                the security's price in terms of U.S. dollars or another
                                                                applicable currency. The Series may use forward currency
                                                                exchange contracts only for defensive or protective
                                                                measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

Political risk is the risk that countries or the entire         We evaluate the political situations in the countries where
region where we invest may experience political instability.    we invest and take into account any potential risks before
This may cause greater fluctuation in the value and             we select securities for the portfolio. However, there is no
liquidity of our investments due to changes in currency         way to eliminate political risk when investing
exchange rates, governmental seizures or nationalization of     internationally.
assets.

Emerging market risk is the possibility that the risks          Striving to manage this risk, the portfolio managers
associated with international investing will be greater in      carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets         attempt to consider material risks associated with an
because, among other things, emerging markets may have less     individual company or bond issuer. We cannot eliminate
stable political and economic environments.                     emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk is the risk that foreign markets may    The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less             in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.      economy, industries and financial markets.

                                                                The Series will also perform credit analysis in an attempt to reduce these risks.
----------------------------------------------------------------------------------------------------------------------------

                                                                   Global Bond-6

----------------------------------------------------------------------------------------------------------------------------
                      Risks                                                    How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------
                                                                                   Global Bond Series
----------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be      We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial         in rather than relying solely on information available
reporting standards than U.S. companies. There may be less      through financial reporting. We believe this will help us to
information available about foreign issuers than domestic       better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign           companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment          Global Bond Series is a non-diversified fund as defined by
companies have the flexibility to invest as much as 50% of      the Investment Company Act of 1940. Nevertheless, we
their assets in as few as two issuers with no single issuer     typically hold securities from a variety of different
accounting for more than 25% of the portfolio. The remaining    issuers, representing a number of different countries. We
50% of the portfolio must be diversified so that no more        also perform extensive analysis on all securities,
than 5% of a fund's assets is invested in the securities of     particularly those that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest      portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign government and supranational securities risk relates    The Series will attempt to limit this risk by performing
to the ability of a foreign government or government related    credit analysis on the issuer of each security purchased.
issuer to make timely payments on its external debt
obligations.                                                    The Series attempts to reduce the risks associated with
                                                                investing in foreign governments by focusing on bonds rated within the two highest rating categories.

Credit risk of high-yield, high risk fixed-income               The Series may invest a portion of its assets in these
securities: Securities rated lower than BBB by S&P and Baa      securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and            lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to         individual default on the Series. We also intend to limit
repay interest and principal.                                   our overall holdings of bonds in this category. Such
                                                                limitations may not protect the Series from widespread bond
These bonds are often issued by less creditworthy companies     defaults brought about by a sustained economic downturn or
or by highly leveraged (indebted) firms, which are generally    from price declines that might result from changes in the
less able than more financially stable firms to make            quality ratings of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction cost risk: Costs of buying, selling and holding     We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody        efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
----------------------------------------------------------------------------------------------------------------------------

                                                                   Global Bond-7

Investment manager   The Series is managed by Delaware International Advisers
                     Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers   Christopher A. Moth and Joanna Bates have primary
                     responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

                     Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing the in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in January 1997.

                     Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                     David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.
                                                                   Global Bond-8

Who's who?           The following describes the various organizations involved with managing, administering, and servicing the Series.

                     Board of trustees
                     A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                     Investment manager
                     Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

                     An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                     Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                     Portfolio managers
                     Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                     Distributor
                     Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                     Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                     Custodian
                     The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                     Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                   Global Bond-9

Important information about the Series

     Share classes   The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service
                     Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

      Purchase and   Shares are sold only to separate accounts of life companies
     redemption of   at net asset value. (See "Valuation of shares.")
            shares   Redemptions will be effected by the separate accounts at
                     the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                     Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

       Valuation of  The price you pay for shares will depend on when we receive shares your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                     A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

        Dividends,   Dividends and capital gain distributions, if any, are
 distributions and   distributed annually.
             taxes
                     We automatically reinvest all dividends and any capital gains.

                     The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                     Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

              EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                                  Global Bond-10

Financial highlights

                                                                                                                  Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Period 5/2/96(1)
                                                                                            Year Ended 12/31             through
                                                                                      1999        1998        1997       12/31/96
------------------------------------------------------------------------------------------------------------------------------------
The financial          Net asset value, beginning of period                         $10.680      $10.500     $10.960      $10.000
highlights table is
intended to help you   Income (loss) from investment operations
understand the
Series' financial      Net investment income(2)                                       0.576        0.608       0.636        0.339
performance. The
total returns in the   Net realized and unrealized gain (loss) on investments
table represent the    and foreign currencies                                        (0.950)       0.182      (0.551)       0.831
rate that an                                                                        -------      -------     -------      -------
investor would have    Total from investment operations                              (0.374)       0.790       0.085        1.170
earned or lost on an                                                                -------      -------     -------      -------
investment in the      Less dividends and distributions
Series (assuming
reinvestment of all    Dividends from net investment income                          (0.514)      (0.600)     (0.460)      (0.210)
dividends and
distributions). All    Distributions from net realized gain on investments           (0.062)      (0.010)     (0.085)        none
"per share"                                                                         -------      -------     -------      -------
information reflects   Total dividends and distributions                             (0.576)      (0.610)     (0.545)      (0.210)
financial results                                                                   -------      -------     -------      -------
for a single Series    Net asset value, end of period                               $ 9.730      $10.680     $10.500      $10.960
share. This                                                                         =======      =======     =======      =======
information has been   Total return(3)                                               (3.60%)       7.82%(4)    0.88%(4)    11.79%(4)
audited by Ernst &
Young LLP, whose       Ratios and supplemental data
report, along with     Net assets, end of period (000 omitted)                      $20,231      $21,711     $16,876       $9,471
the Series'
financial              Ratio of expenses to average net assets                         0.85%       0.83%       0.80%        0.80%
statements, is
included in the        Ratio of expenses to average net assets prior
Series' annual            to expense limitation and expenses paid indirectly           0.85%       0.92%       1.08%        1.19%
report, which is
available upon         Ratio of net investment income to average net assets            5.64%       5.83%       6.03%        6.51%
request by calling
800.523.1918.          Ratio of net investment income to average net assets
                          prior to expense limitation and expenses paid indirectly     5.64%       5.74%       5.75%        6.12%

                       Portfolio turnover                                               100%         79%         97%          56%
                       -------------------------------------------------------------------------------------------------------------
                       (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized
                       (2) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                       (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                       (4) Total return reflects expense limitations in effect for the Series.

                                                                  Global Bond-11

Delaware Group      Additional information about the Series' investments is
Premium Fund        available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                    Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                    Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                    Street, Philadelphia, PA 19103, or call toll-free
                    800.523.1918.

                    You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.






                    Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                   INVESTMENTS
                                   ===========
                              Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                            Growth and Income Series

                                 Standard Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Growth and Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ............................................................................
Profile                                                              page 1
Growth and Income Series                                                  1
 ............................................................................
How we manage the Series                                             page 2
Our investment strategies                                                 2
The securities we typically invest in                                     2
The risks of investing in Growth and Income Series                        3
Investment manager                                                        4
Portfolio managers                                                        4
Fund administration (Who's who)                                           5
 ............................................................................
Important information about
   the Series                                                        page 6
Share classes                                                             6
Purchase and redemption of shares                                         6
Valuation of shares                                                       6
Dividends, distributions and taxes                                        6
 ............................................................................
Financial highlights                                                 page 7

Profile: Growth and Income Series

What are the Series' goals?
   The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500 Index, we generally sell that stock.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series w Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

How has Growth and Income Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for the Standard Class of Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Growth and Income Series had a year-to-date return of [-5.97%.] During the periods illustrated in this bar chart, Growth and Income Series' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -15.79% for the quarter ended September 30, 1990.

                                                       Year-by-year total return
[BAR CHART]

 1990     1991    1992    1993    1994    1995    1996    1997    1998    1999
-------  ------   -----  ------  ------  ------  ------  ------  ------  ------
-13.31%  22.32%   8.83%  15.45%  -0.20%  36.12%  20.72%  31.00%  11.35%  -2.98%

                              Average annual returns for periods ending 12/31/99


                          Growth and Income                  S&P 500 Composite
                        Series Standard Class                Stock Price Index

   1 year                     -2.98%                              21.03%
   5 years                    18.39%                              28.54%
   10 years                   11.95%                              18.19%

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                             Growth and Income-1

How we manage the Series

Growth and Income Series
Our investment strategies

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

Growth and Income Series uses the same investment strategy as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we      Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.

               Securities                                                                How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                     in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by           We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated           we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles            U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------


The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

                                                             Growth and Income-2

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth and Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
         in Growth and   the risk that you may receive little or no return on
         Income Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth and Income
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process designed to identify
expectations for the performance of that industry or for the          undervalued securities before choosing securities for the
individual company issuing the stock or bond.                         portfolio.

Foreign risk is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes          Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or            directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign               they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                 a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Growth and Income-3

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager   John B. Fields has primary responsibility for making
                    day-to-day investment decisions for Growth and Income
                    Series.

                    John B. Fields, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerical Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

                                                             Growth and Income-4

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

            Portfolio managers
            Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                             Growth and Income-5

Important information about the Series

Share classes        The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service
                     Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

 Purchase and        Shares are sold only to separate accounts of life companies
redemption of        at net asset value. (See "Valuation of shares.")
       shares        Redemptions will be effected by the separate accounts at
                     the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                     Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                     From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,    Dividends, if any, are paid quarterly. Capital gain
distributions and    distributions, if any, normally will be made following the
            taxes    close of the fiscal year.

                     We automatically reinvest all dividends and any capital gains.

                     The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                     Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                             Growth and Income-6

Financial highlights

                                                                                                          Growth and Income Series
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Year Ended 12/31
                                                                                    1999        1998      1997      1996      1995
                                  ------------------------------------------------------------------------------------------------
The financial                     Net asset value, beginning of year             $19.420     $18.800   $15.980   $14.830   $11.480
highlights table is
intended to help you              Income (loss) from investment operations
understand the
Series' financial                 Net investment income                            0.323       0.361     0.324     0.377     0.416
performance. The
total returns in the              Net realized and unrealized gain (loss)         (0.882)      1.636     4.216     2.398     3.574
table represent the                 on investments                               -------     -------   -------   -------    ------
rate that an
investor would have               Total from investment operations                (0.559)      1.997     4.540     2.775     3.990
earned or lost on an                                                             -------     -------   -------   -------    ------
investment in the
Series (assuming                  Less dividends and distributions
reinvestment of all
dividends and                     Dividends from net investment income            (0.361)     (0.327)   (0.370)   (0.420)   (0.430)
distributions). All
"per share"                       Distributions from net realized gain on         (1.480)     (1.050)   (1.350)   (1.205)   (0.210)
information reflects                investments                                  -------     -------   -------   -------    ------
financial results
for a single Series               Total dividends and distributions               (1.841)     (1.377)   (1.720)   (1.625)   (0.640)
share. This                                                                      -------     -------   -------   -------    ------
information has been
audited by Ernst &                Net asset value, end of year                   $17.020     $19.420   $18.800   $15.980   $14.830
Young LLP, whose                                                                 =======     =======   =======   =======   =======
report, along with
the Series'
financial                         Total return(1)                                 (2.98%)     11.35%    31.00%    20.72%    36.12%
statements, is
included in the                   Ratios and supplemental data
Series' annual
report, which is                  Net assets, end of period (000 omitted)       $501,928    $579,907  $401,402  $166,647  $109,003
available upon
request by calling                Ratio of expenses to average net assets           0.71%       0.71%     0.71%     0.67%    0.69%
800.523.1918.
                                  Ratio of net investment income to average
                                     net assets                                     1.75%       2.00%     2.02%     2.66%    3.24%

                                  Portfolio turnover                                  92%         81%       54%       81%      85%
                                  --------------------------------------------------------------------------------------------------
                                  (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                             Growth and Income-7

                       This page intentionally left blank

Delaware Group
Premium Fund    Additional information about the Series' investments is
                available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information
                (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                          Growth Opportunities Series
                            (formerly DelCap Series)

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000


This Prospectus offers the Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Growth Opportunities Series                                     1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           3
The risks of investing in Growth Opportunities Series           4
Investment manager                                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              9
 .................................................................
Financial highlights                                      page 10

Profile: Growth Opportunities Series (formerly DelCap Series)

What are the Series' goals?
   Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of medium-size companies. These are generally considered to be stocks with market capitalizations between $2 billion and $10 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Growth Opportunities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Growth Opportunities Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Growth Opportunities Series. We show how returns for the Standard Class of Growth Opportunities Series have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Growth Opportunities Series had a year-to-date return of 22.52%. During the periods illustrated in this bar chart, the Class, highest quarterly return was 46.48% for the quarter ended December 31, 1999 and its lowest quarterly return was -16.07% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

     1992     1993     1994     1995     1996     1997     1998     1999
    ------   ------   ------   ------   ------   ------   ------   ------
     1.99%   11.56%   -3.54%   29.53%   14.46%   14.90%   18.81%   62.94%


                                        Growth                      Russell
                                 Opportunities Series            Midcap Growth
                                    Standard Class                   Index

   1 year                               62.94%                      51.29%
   5 years                              26.95%                      28.02%
   Since Inception (7/12/91)            17.75%                      20.18%


The Series returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                          Growth Opportunities-1

How we manage the Series

Growth Opportunities Series

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those with market capitalizations between $2 billion and $10 billion.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o a history of high earnings-per-share growth;

o expectations for future earnings growth that are either high or accelerating;

o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

o a discounted cash flow that is high relative to other stocks; or

o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o the financial strength of the company;

o the expertise of its management; w the growth potential of the company within its industry; and

o the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                          Growth Opportunities-2

  The securities we Stocks offer investors the potential for capital typically invest in appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                  Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by           We may hold ADRs when we believe they offer greater
a U.S. bank that represent the bank's holdings of a stated            appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.

Options: Options represent a right to buy or sell a security          If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future            protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go          We might use options to neutralize the effect of any price
through with the transaction.                                         declines, without selling the security. We might also use
                                                                      options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the             without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on           might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the          to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security           We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling           so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                      Use of these strategies can increase the operating costs of
Options are generally considered to be derivative                     the Series and can lead to loss of principal.
securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                          Growth Opportunities-3

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth Opportunities Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by an NRSRO. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing  Investing in any mutual fund involves risk, including in Growth the risk that you may receive little or no return on Opportunities Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of Growth Opportunities Series' assets
securities in a particular industry or the value of an                invested in any one industry and in any individual security.
individual stock or bond will decline because of changing             We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the          securities and continuously monitor them while they remain
individual company issuing the stock.                                 in the portfolio.
------------------------------------------------------------------------------------------------------------------------------------

                                                          Growth Opportunities-4

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------

Small- and medium-size company risk is the risk that prices           Though the Series may invest in small companies, our focus
of smaller companies may be more volatile than larger                 is on medium-size companies. We believe medium-size
companies because of limited financial resources or                   companies, in general, are more stable than smaller
dependence on narrow product lines.                                   companies and involve less risk due to their larger size,
                                                                      greater experience and more extensive financial resources.
                                                                      Nonetheless, medium-size companies have many of the same
                                                                      risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

Interest rate risk is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because small- and                    expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their            interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                  consideration before the stock is purchased.
interest rates.

Options risk is the possibility that a series may experience          We will not use options for speculative reasons. We may use
a loss if it employs an options strategy related to a                 options to protect gains in the portfolio without actually
security or a market index and that security or index moves           selling a security. We may also use options to quickly
in the opposite direction from what the manager anticipated.          invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce          invested.
any benefit or increase any loss that a fund gains from
using the strategy.

Foreign risk is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes          American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or            are generally denominated in U.S. dollars and traded on a
inadequate regulatory and accounting standards. Foreign               U.S. exchange.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

                                                          Growth Opportunities-5

Investment manager  The Series is managed by Delaware Management Company.
                    Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers  Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

                    Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                    Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                    John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                    Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                    Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                    Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                          Growth Opportunities-6

Who's who?          The following describes the various organizations involved with managing, administering, and servicing the Series.

                    Board of trustees
                    A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                    Investment manager
                    Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                    An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                    Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

                    Portfolio managers
                    Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                    Distributor
                    Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                    Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                    Custodian
                    The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                    Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                          Growth Opportunities-7

Important information about the Series

Share classes       The Series has two classes of shares, Standard Class and
                    Service Class. Each class is identical except that Service
                    Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

 Purchase and       Shares are sold only to separate accounts of life companies
redemption of       at net asset value. (See "Valuation of shares.") Redemptions
       shares       will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of        The price you pay for shares will depend on when we receive
      shares        your purchase order. If we or an authorized agent receive
                    your order before the close of regular trading on the New
                    York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                    We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                    From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                                                          Growth Opportunities-8

       Dividends,   Dividends and capital gain distributions, if any, are
distributions and   distributed annually.
            taxes
                    We automatically reinvest all dividends and any capital gains.

                    The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                    Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                          Growth Opportunities-9

Financial highlights

                                                                                                Growth Opportunities Series
                                                                                                   (formerly DelCap Series)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Year Ended 12/31
                                                                           1999       1998        1997      1996       1995
                          -------------------------------------------------------------------------------------------------
The financial              Net asset value, beginning of year           $18.550    $17.270     $15.890   $15.130    $11.750
highlights table is
intended to help you       Income (loss) from investment operations
understand the
Series' financial          Net investment income (loss)(1)               (0.055)    (0.026)     (0.010)   (0.015)     0.072
performance. The
total returns in the       Net realized and unrealized gain on
table represent the          investments                                 11.055      2.901       2.260     2.030      3.378
rate that an                                                            -------    -------     -------   -------    -------
investor would have        Total from investment operations              11.000      2.875       2.250     2.015      3.450
earned or lost on an                                                    -------    -------     -------   -------    -------
investment in the
Series (assuming           Less dividends and distributions
reinvestment of all
dividends and              Dividends from net investment income            none       none        none    (0.070)    (0.070)
distributions). All
"per share"                Distributions from net realized gain
information reflects         on investments                              (1.000)    (1.595)     (0.870)   (1.185)      none
financial results                                                       -------    -------     -------   -------     ------
for a single Series        Total dividends and distributions             (1.000)    (1.595)     (0.870)   (1.255)    (0.070)
share. This                                                             -------    -------     -------   -------    -------
information has been
audited by Ernst &         Net asset value, end of year                 $28.550    $18.550     $17.270   $15.890    $15.130
Young LLP, whose                                                        =======    =======     =======   =======    =======
report, along with
the Series'
financial                  Total return(2)                               62.94%     18.81%(3)   14.90%(3) 14.46%(3)  29.53%(3)
statements, is
included in the            Ratios and supplemental data
Series' annual
report, which is           Net assets, end of period (000 omitted)     $216,062   $130,548    $110,455   $79,900    $58,123
available upon
request by calling         Ratio of expenses to average net assets        0.82%      0.80%       0.80%     0.80%      0.80%
800.523.1918.
                           Ratio of expenses to average net assets
                             prior to expense limitation and expenses
                             paid indirectly                              0.82%      0.86%       0.87%     0.82%      0.85%

                           Ratio of net investment income (loss) to
                             average net assets                          (0.27%)    (0.16%)     (0.06%)   (0.11%)     0.61%

                           Ratio of net investment income (loss) to
                             average net assets prior to expense
                             limitation and expenses paid indirectly     (0.27%)    (0.22%)     (0.13%)   (0.13%)     0.56%

                           Portfolio turnover                              132%       142%        134%       85%        73%
                           --------------------------------------------------------------------------------------------------
                           (1) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                           (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                           (3) Total return reflects expense limitations in effect for the Series.


                                                         Growth Opportunities-10

Delaware Group
Premium Fund    Additional information about the Series' investments is
                available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information
                (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             =====================
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                               High Yield Series
                          (formerly Delchester Series)

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents
 .................................................................
Profile                                                    page 1
High Yield Series                                               1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in High Yield Series                     4
Investment manager                                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Profile: High Yield Series (formerly Delchester Series)

What are the Series' goals?
   High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in High Yield Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has High Yield Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in High Yield Series. We show how returns for the Standard Class of High Yield Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On May 1, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

As of March 31, 2000, the Standard Class of High Yield Series had a year-to-date return of -5.12%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.95% for the quarter ended March 31, 1991 and its lowest quarterly return was -7.20% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

                                                                     [BAR CHART]


  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 -7.13%  37.54%  13.44%  16.36%  -2.87%  15.50%  12.79%  13.63%  -1.83%  -2.64%

                              Average annual returns for periods ending 12/31/99


                                   High Yield                 Salomon Smith
                                     Series                  Barney Cash Pay
                                 Standard Class              High-Yield Index

   1 year                           -2.64%                       0.84%
   5 years                           7.19%                       9.49%
   10 years                          8.77%                      10.46%

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                    High-Yield-1

How we manage the Series

High Yield Series

Our investment strategies

We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. The Board changed the Series' investment objective effective May 1, 2000 from "high current income" to the current investment objective of the Series "total return, with high current income as a secondary objective." This change in investment objective will be implemented over the course of the three to six months following May 15, 2000.

  The securities we Fixed-income securities offer the potential for greater typically invest in income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a              The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an               bonds. Typically, we invest in bonds rated BB or B by S&P
NRSRO such as S&P or Moody's or, if unrated, that we believe          or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered            invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.                 time of purchase, are rated CCC or, if unrated, are of
                                                                      equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. government securities: Direct U.S. obligations                   The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities               securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government          percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full            offer as high a level of current income as high-yield
faith and credit of the United States.                                corporate bonds.

Foreign government or corporate securities: Securities                The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or            securities of issuers domiciled in foreign countries
foreign corporations.                                                 including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                    Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or           amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction             non-dollar denominated securities and emerging market
and Development (more commonly known as the World Bank) is            securities.
one example of a Supranational entity.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    High-Yield-2

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             High Yield Series
------------------------------------------------------------------------------------------------------------------------------------

Zero coupon bonds and pay-in-kind bonds: Zero coupon                  We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the              bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                  component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin                are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and               securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par                react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in             interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                      quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 15%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, High Yield Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                                    High-Yield-3

The risks of investing  Investing in any mutual fund involves risk, including in High Yield Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                   Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall bond market or interest rate movements and
confidence.                                                           generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the          the portfolio.
individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease          The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter              monitoring economic conditions.
maturities.

Credit risk is the risk that there is the possibility that a          Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of               commitment to hold a diversified selection of high-yield
interest and principal.                                               bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails           We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the             which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds             by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time          bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the           default, the Series will begin to sell the security in an
junk bonds.                                                           orderly manner, striving to minimize any adverse affect on the Series.
If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely
affected.

Recession risk: Although the market for high-yield bonds              In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                    wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic               that have been less susceptible to economic cycles in the
expansion which took place in the United States during the            past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield          entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

Foreign risk is the risk that foreign securities may be               We may invest only 15% of total assets in securities of
adversely affected by political instability, changes in               issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or               these foreign securities, the Series may not invest more
inadequate regulatory and accounting standards. These risks           than two-thirds of that 15% amount (that is, 10% of total
are significantly higher for emerging market securities.              assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of              securities and emerging market securities. We carefully
adverse changes in foreign currency exchange rates.                   evaluate the reward and risk associated with each foreign
                                                                      security that we consider.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    High-Yield-4

------------------------------------------------------------------------------------------------------------------------------------
                                   Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  High Yield Series
------------------------------------------------------------------------------------------------------------------------------------

Liquidity risk is the possibility that securities cannot be          A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price            the Series' ability to dispose of particular issues, when
that a series values them.                                           necessary, to meet the Series' liquidity needs or in
                                                                     response to a specific economic event, such as the
There is generally no established retail secondary market            deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market         striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid            issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity            We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: A less liquid secondary market as described           The Series' privately placed high-yield securities are
above can make it more difficult for a series to obtain               particularly susceptible to the liquidity and valuation
precise valuations of the high-yield securities in its                risks. We will strive to manage this risk by carefully
portfolio. During periods of reduced liquidity, judgment              evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.                the portfolio that can be allocated to privately placed
                                                                      high-yield securities.

Redemption risk: If investors redeem more shares of a series          Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series           redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the              sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a              money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

Legislative and regulatory risk: The United States Congress           We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                 proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond               on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    High-Yield-5

Investment manager   The Series is managed by Delaware Management Company.
                     Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.63% of average daily net assets for the last fiscal year.

Portfolio managers   Paul A. Matlack and Gerald T. Nichols have primary
                     responsibility for making day-to-day investment decisions for High Yield Series.

                     Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He is a CFA charterholder. Mr. Matlack has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

                     Gerald T. Nichols, Vice President/Senior Portfolio Manager, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

                                                                    High-Yield-6

      Who's who?     The following describes the various organizations involved with managing, administering, and servicing the Series.

                     Board of trustees
                     A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                     Investment manager
                     Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                     An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


                     Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

                     Portfolio managers
                     Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                     Distributor
                     Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                     Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                     Custodian
                     The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                     Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                    High-Yield-7

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service
                      Class shares.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

        Dividends,    Dividends and capital gain distributions, if any, are
distributions and     distributed annually.
            taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                                    High-Yield-8

Financial highlights

                                                                                                     High Yield Series(1)
                                                                                             (formerly Delchester Series)
--------------------------------------------------------------------------------------------------------------------------
The financial                                                                                            Year Ended 12/31
highlights table is                                                     1999       1998        1997      1996        1995
intended to help you   ---------------------------------------------------------------------------------------------------
understand the         Net asset value, beginning of year              $8.460     $9.510      $9.170    $8.940      $8.540
Series' financial
performance. The       Income (loss) from investment operations
total returns in the
table represent the    Net investment income                            0.781      0.906       0.863     0.853       0.872
rate that an
investor would have    Net realized and unrealized gain (loss)
earned or lost on an      on investments                               (0.987)    (1.048)      0.332     0.230       0.400
investment in the                                                      ------     ------      ------    ------      ------
Series (assuming
reinvestment of all    Total from investment operations                (0.206)    (0.142)      1.195     1.083       1.272
dividends and                                                          ------     ------      ------    ------      ------
distributions). All
"per share"            Less dividends and distributions
information reflects
financial results      Dividends from net investment income            (0.784)    (0.905)     (0.855)   (0.853)     (0.872)
for a single Series
share. This            Distributions from net realized gain
information has been      on investments                               (0.050)    (0.003)       none      none        none
audited by Ernst &                                                     ------     ------      ------    ------      ------
Young LLP, whose
report, along with     Total dividends and distributions               (0.834)    (0.908)     (0.855)   (0.853)     (0.872)
the Series'                                                            ------     ------      ------    ------      ------
financial
statements, is         Net asset value, end of year                    $7.420     $8.460      $9.510    $9.170      $8.940
included in the                                                        ======     ======      ======    ======      ======
Series' annual
report, which is       Total return(2)                                 (2.64%)    (1.83%)     13.63%    12.79%      15.50%
available upon
request by calling     Ratios and supplemental data
800.523.1918.
                       Net assets, end of period (000 omitted)       $102,633   $120,708     $98,875   $67,665     $56,605

                       Ratio of expenses to average net assets          0.72%      0.70%       0.70%     0.70%       0.69%

                       Ratio of net investment income
                          to average net assets                         9.75%      9.85%       9.24%     9.54%       9.87%

                       Portfolio turnover                                110%        86%        121%       93%         74%
                       ---------------------------------------------------------------------------------------------------
                        (1) Effective May 1, 2000, the Series' investment objective changed from "high current income"
                            to "total return and, as a secondary objective, high current income."

                        (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.


                                                                   High-Yield-9

Delaware Group
Premium Fund    Additional information about the Series' investments is
                available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information
                (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             =====================
                             Philadelphia o London


                                 Delaware Group
                                  Premium Fund

                          International Equity Series

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the International Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                   page 1
International Equity Series                                                    1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in International Equity Series                          5
Investment manager                                                             6
Portfolio managers                                                             6
Fund administration (Who's who)                                                7

 ................................................................................
Important information about
   the Series                                                             page 8
Share classes                                                                  8
Purchase and redemption of shares                                              8
Valuation of shares                                                            8
Dividends, distributions and taxes                                             9
 ................................................................................
Financial highlights                                                     page 10

Profile: International Equity Series

What are the Series' goals?
          The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of equity securities from foreign countries.

o Investors seeking a measure of capital appreciation and income.


Who should not invest in the Series w Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign securities.

o Investors looking for an investment that provides a high level of income.


                                                          International Equity-1

How has International Equity Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in International Equity Series. We show how returns for the Standard Class of International Equity Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of International Equity Series had a year-to-date return of -5.52%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.44% for the quarter ended December 31, 1998 and its lowest quarterly return was -14.24% for the quarter ended September 30, 1998.

                                               Year-by-year total return

                                  [BAR CHART]

      1993      1994      1995      1996       1997       1998       1999
      ----      ----      ----      ----       ----       ----       ----
     15.97%     2.57%    13.98%    20.03%      6.60%     10.33%     15.76%



                              Average annual returns for periods ending 12/31/99
                             International Equity
                                   Series                Morgan Stanley Capital
                                Standard Class          International EAFE Index
 1 year                            15.76%                       27.30%
 5 years                           13.24%                       13.15%
 Since inception (10/29/92)        11.77%                       14.90%

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 20 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                          International Equity-2

How we manage the Series



International Equity Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Spain and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

International Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we       Stocks offer investors the potential for capital
typically invest in       appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a    The Series will invest its assets in common stocks, some of
corporation. Stockholders participate in the corporation's profits   which will be dividend-paying stocks.
and losses, proportionate to the number of shares they own.

Investment company securities: In some countries, investments by     International Equity Series may hold closed-end investment
U.S. mutual funds are generally made by purchasing shares of         company securities if we believe the country offers good
investment companies that in turn invest in the securities of        investment opportunities. These investments involve an indirect
such countries.                                                      payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

                                                          International Equity-3

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency exchange              The Series may invest in securities issued in any
contract involves an obligation to purchase or sell a specific currency on a    currency and hold foreign currency. Securities of
fixed future date at a price that is set at the time of the contract. The       issuers within a given country may be denominated in
future date may be any number of days from the date of the contract as          the currency of another country or in multinational
agreed by the parties involved.                                                 currency units such as the Euro.

                                                                                Although the Series values its assets daily in U.S.
                                                                                dollars, its does not intend to convert its holdings
                                                                                of foreign currencies into U.S. dollars on a daily
                                                                                basis. The Series will, however, from time to time,
                                                                                purchase or sell foreign currencies and/or engage in
                                                                                forward foreign currency exchange transactions. The
                                                                                Series may conduct its foreign currency transactions
                                                                                on a cash basis at the rate prevailing in the
                                                                                foreign currency exchange market or through a
                                                                                forward foreign currency exchange contract or
                                                                                forward contract.

                                                                                The Series may use forward contracts for defensive
                                                                                hedging purposes to attempt to protect the value of
                                                                                the Series' current security or currency holdings.
                                                                                It may also use forward contracts if it has agreed
                                                                                to sell a security and wants to "lock-in" the price
                                                                                of that security, in terms of U.S. dollars.
                                                                                Investors should be aware of the costs of currency
                                                                                conversion. The Series will not use forward
                                                                                contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary                        The Series may invest in sponsored and unsponsored
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are                ADRs, EDRs and GDRs, generally focusing on those
receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and         whose underlying securities are issued by foreign
GDRs are receipts issued by a depositary outside of the U.S. (usually a         entities.
non-U.S. bank or trust company or a foreign branch of a U.S. bank).
Depositary receipts represent an ownership interest in an underlying            To determine whether to purchase a security in a
security that is held by the depositary. Generally, the holder of the           foreign market or through depositary receipts, we
depositary receipt is entitled to all payments of interest, dividends or        evaluate the price levels, the transaction costs,
capital gains that are made on the underlying security.                         taxes and administrative costs involved with each
                                                                                security to identify the most efficient choice.

Restricted securities: Privately placed securities whose resale is              We may invest in privately placed securities,
restricted under securities law.                                                including those that are eligible for resale only
                                                                                among certain institutional buyers without
                                                                                registration which are commonly known as Rule 144A
                                                                                Securities. Restricted securities that are
                                                                                determined to be illiquid may not exceed the Series'
                                                                                10% limit on illiquid securities, which is described
                                                                                below.

Illiquid securities: Securities that do not have a ready market, and            We may invest up to 10% of net assets in illiquid
cannot be easily sold within seven days at approximately the price that a       securities, including repurchase agreements with
series has valued them.                                                         maturities of over seven days.

Repurchase agreements: An agreement between a buyer, such as the                Typically, we use repurchase agreements as a short-
Series, and a seller of securities in which the seller agrees to buy the        term investment for the Series' cash position. In
securities back within a specified time at the same price the buyer paid for    order to enter into these repurchase agreements, the
them, plus an amount equal to an agreed upon interest rate. Repurchase          Series must have collateral of at least 102% of the
agreements are often viewed as equivalent to cash.                              repurchase price. The Series may enter into
                                                                                repurchase agreements in which the collateral is any
                                                                                security in which it may invest, but normally uses
                                                                                U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------


                                                          International Equity-4

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, International Equity Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
      in International   the risk that you may receive little or no return on
         Equity Series   your investment, and the risk that you may lose part
                         or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in a certain   We maintain a long-term investment approach and
market--like the stock or bond market--will decline in value because of         focus on stocks we believe can appreciate over an
factors such as economic conditions, future expectations or investor            extended time frame regardless of interim market
confidence.                                                                     fluctuations. In deciding what portion of the
                                                                                Series' portfolio should be invested in any
                                                                                individual country, we evaluate a variety of
                                                                                factors, including opportunities and risks relative
                                                                                to other countries.

Industry and security risk is the risk that the value of securities in a        We typically hold a number of different securities
particular industry or the value of an individual stock or bond will            in a variety of sectors in order to minimize the
decline because of changing expectations for the performance of that            impact that a poorly performing security would have
industry or for the individual company issuing the stock or bond.               on the Series.

Currency risk is the risk that the value of the Series' investments may be      The Series may try to hedge its currency risk by
negatively affected by changes in foreign currency exchange rates.              purchasing foreign currency exchange contracts. If
Adverse changes in exchange rates may reduce or eliminate any gains             the Series agrees to purchase or sell foreign
produced by investments that are denominated in foreign currencies and          securities at a pre-set price on a future date, the
may increase any losses.                                                        Series attempts to protect the value of a security
                                                                                it owns from future changes in currency rates. If
                                                                                the Series has agreed to purchase or sell a
                                                                                security, it may also use foreign currency exchange
                                                                                contracts to "lock-in" the security's price in terms
                                                                                of U.S. dollars or another applicable currency. The
                                                                                Series may use forward currency exchange contracts
                                                                                only for defensive or protective measures, not to
                                                                                enhance portfolio returns. However, there is no
                                                                                assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------

                                                          International Equity-5

------------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                          How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire region where we         We evaluate the political situations in the
invest may experience political instability. This may cause greater             countries where we invest and take into account any
fluctuation in the value and liquidity of our investments due to changes        potential risks before we select securities for the
in currency exchange rates, governmental seizures or nationalization            portfolio. However, there is no way to eliminate
of assets.                                                                      political risk when investing internationally.

Emerging market risk is the possibility that the risks associated with          The Series, to the limited extent that it invests in
international investing will be greater in emerging markets than in more        emerging markets, is subject to the risk. If we were
developed foreign markets because, among other things, emerging                 to invest in emerging markets, we would carefully
markets may have less stable political and economic environments.               select securities and consider all relevant risks
                                                                                associated with an individual company.

Inefficient market risk is the risk that foreign markets may be less            The Series will attempt to reduce these risks by
liquid, have greater price volatility, less regulation and higher transaction   investing in a number of different countries, and
costs than U.S. markets.                                                        noting trends in the economy, industries and
                                                                                financial markets.

Information risk is the risk that foreign companies may be subject to           We conduct fundamental research on the companies we
different accounting, auditing and financial reporting standards than U.S.      invest in rather than relying solely on information
companies. There may be less information available about foreign issuers        available through financial reporting. We believe
than domestic issuers. Furthermore, regulatory oversight of foreign             this will help us to better uncover any potential
issuers may be less stringent or less consistently applied than in the          weaknesses in individual companies.
United States.

Transaction costs risk: Costs of buying, selling and holding foreign            We strive to monitor transaction costs and to choose
securities, including brokerage, tax and custody costs, may be higher than      an efficient trading strategy for the Series.
those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware International Advisers
                      Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.80% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers    Clive A. Gillmore and Nigel G. May have primary
                      responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

                      Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

                      Nigel G. May, Director, Senior Portfolio Manager, Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

                                                          International Equity-6

Who's who?   The following describes the various organizations involved with managing, administering, and servicing the Series.

             Board of trustees
             A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

             Investment manager
             Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

             An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

             Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

             Portfolio managers
             Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.


             Distributor
             Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

             Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

             Custodian
             The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

             Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                          International Equity-7

Important information about the Series

       Share classes  The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

        Purchase and Shares are sold only to separate accounts of life redemption of companies at net asset value. (See "Valuation of shares shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                      Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      A significant portion of the portfolio securities of the International Equity Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.



                                                          International Equity-8

       Dividends,     Dividends and capital gain distributions, if any, are
distributions and     distributed annually.
            taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

            EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.



                                                          International Equity-9

Financial highlights

                                                                                                         International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                       Year Ended 12/31
highlights table is                                                       1999      1998          1997         1996        1995
intended to help you      ----------------------------------------------------------------------------------------------------------
understand the Series'      Net asset value, beginning of year           $16.480   $15.520      $15.110       $13.120     $11.840
financial performance.
The total returns in the    Income from investment operations
table represent the rate
that an investor would      Net investment income(1)                       0.371     0.386        0.359         0.557       0.419
have earned or lost on
an investment in the        Net realized and unrealized gain
Series (assuming             on investments and foreign currencies         2.161     1.169        0.596         1.966       1.191
reinvestment of all                                                      -------   -------      -------       -------     -------
dividends and               Total from investment operations               2.532     1.555        0.955         2.523       1.610
distributions). All "per                                                 -------   -------      -------       -------     -------
share" information          Less dividends and distributions
reflects financial results
for a single Series         Dividends from net investment income          (0.356)   (0.595)      (0.545)       (0.420)     (0.240)
share. This information
has been audited by         Distributions from net realized gain
Ernst & Young LLP,           on investments                               (0.026)     none         none        (0.113)     (0.090)
whose report, along                                                      -------   -------      -------       -------     -------
with the Series'            Total dividends and distributions             (0.382)   (0.595)      (0.545)       (0.533)     (0.330)
financial statements, is                                                 -------   -------      -------       -------     -------
included in the Series'     Net asset value, end of year                 $18.630   $16.480      $15.520       $15.110     $13.120
annual report, which is                                                  =======   =======      =======       =======     =======
available upon request      Total return(2)                               15.76%    10.33%        6.60%        20.03%      13.98%
by calling
800.523.1918.               Ratios and supplemental data

                            Net assets, end of period (000 omitted)     $304,060  $243,536     $198,863      $131,428     $81,548

                            Ratio of expenses to average net assets        0.92%     0.87%        0.85%         0.80%       0.80%

                            Ratio of expenses to average net assets
                             prior to expense limitation and
                             expenses paid indirectly                      0.94%     0.88%        0.90%         0.91%       0.89%

                            Ratio of net investment income to
                             average net assets                            2.16%     2.41%        2.28%         4.71%       3.69%

                            Ratio of net investment income to average
                             net assets prior to expense limitation and
                             expenses paid indirectly                      2.14%     2.40%        2.23%         4.60%       3.60%

                            Portfolio turnover                                9%        5%           7%            8%         19%
                          ----------------------------------------------------------------------------------------------------------
                          (1) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.

                          (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                         International Equity-10

Delaware Group
Premium Fund            Additional information about the Series' investments is
                        available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                        You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.








                        Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
======================
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             =====================
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                                  REIT Series

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents
 .................................................................
Profile                                                    page 1
REIT Series                                                     1

 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in REIT Series                           5
Investment manager and sub-adviser                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Profile: REIT Series

What are the Series' goals?
   The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts (REITs).

In managing the REIT Series portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o retain a substantial portion of the properties' cashflow;

o effectively use capital to expand;

o have a strong ability to raise rents; and,

o can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in REIT Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors seeking a high level of total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

                                                                          REIT-1

How has REIT Series performed?

This bar chart and table can help you evaluate the risks of investing in REIT Series. We show returns for the Standard Class of REIT Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of REIT Series had a year-to-date return of 2.85%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 11.55% for the quarter ended June 30, 1999 and its lowest quarterly return was -7.47% for the quarter ended September 30, 1999.

                                                       Year-by-year total return

                                  [BAR CHART]
                                      1999
                                     ------
                                     -2.61%

                               Average annual return for periods ending 12/31/99


                                      REIT Series              NAREIT Equity
                                     Standard Class             REIT Index

1 year                                    -2.61%                  -4.62%
Since inception (5/4/98)                  -7.00%                 -11.41%

The Series returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                          REIT-2

How we manage the Series

REIT Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

    The securities we      Stocks offer investors the potential for capital
  typically invest in      appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded              We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

Real estate industry operating companies: We consider a REOC          We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross                criteria described to the left.
revenues or net profits from:

o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry, such as building supplies or mortgage servicing.

Foreign securities and American Depositary Receipts:                  The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the             sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts, through a U.S. bank.            are actively traded in the United States.
ADRs represent the bank's holdings of a stated number of
shares of a foreign corporation. An ADR entitles the holder           We may invest up to 10% of the Series' assets in foreign
to all dividends and capital gains earned by the underlying           securities (not including ADRs).
foreign shares. ADRs are bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                                          REIT-3

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         REIT Series
------------------------------------------------------------------------------------------------------------------------------------

Options and futures: Options represent a right to buy or              If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon              protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or             We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.                    any price declines, without selling the security. We might also use options or future to gain exposure to a particular
Writing a covered call option on a security obligates the             market segment without purchasing individual securities in
owner of the security to sell it at an agreed upon price on           that segment. We might use this approach if we had excess
an agreed upon date (usually no more than nine months in the          cash that we wanted to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security           We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling           so would help the Series to meet its investment objective.
price, the series would lose out on those gains.
                                                                      Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of          the Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at          repurchase agreements, the Series must have collateral of at
the same price the buyer paid for them, plus an amount equal          least 102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are            temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                                   not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                      comparable quality, based on our evaluation.The Series will only enter into repurchase agreements in which the
                                                                      collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 15%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The REIT Series may also invest in convertible securities including enhanced convertible securities as well as, rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, REIT Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series' sold and replaced securities valued at 100% of its net assets within one year.

                                                                          REIT-4

The risks of investing  Investing in any mutual fund involves risk, including in REIT Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                securities we believe can appreciate over an extended time
market--will decline in value because of factors such as              frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor                  try to predict overall market movements and generally do not
confidence.                                                           trade for short-term purposes.


Industry and security risk is the risk that the value of              In REIT Series we hold a number of different individual
securities in a particular industry or the value of an                securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing             concentrate in the real estate industry. As a consequence,
expectations for the performance of that industry or for the          the share price of the Series may fluctuate in response to
individual company issuing the stock or bond.                         factors affecting that industry, and may fluctuate more
                                                                      widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

Interest rate risk is the risk that securities will decrease          REIT Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value          invests in real estate investment trusts that hold fixed
when interest rates fall.                                             rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to
                                                                      increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                      obligations. We strive to manage this risk by monitoring
                                                                      interest rates and evaluating their potential impact on
                                                                      securities already in the portfolio or those we are
                                                                      considering for purchase.

Real estate industry risks include among others:                      Since the Series invests principally in REITs, it is subject
o possible declines in the value of real estate;                      to the risks associated with the real estate industry. We
o risks related to economic conditions;                               will strive to manage these risks through careful selection
o possible shortage of mortgage funds;                                of individual REIT securities; however, investors should
o overbuilding and extended vacancies;                                carefully consider these risks before investing in the
o increased competition;                                              Series.
o changes in property taxes, operating expenses or zoning
  laws;
o costs of environmental clean-up, or damages from natural
  disasters;
o limitations or fluctuations in rent payments;
o cashflow fluctuations; and
o defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from registration as an investment company under the Investment
Company Act of 1940.

Non-diversified funds risk: Non-diversified investment                REIT Series is a non-diversified fund and subject to this
companies have the flexibility to invest as much as 50% of            risk. Nevertheless, we typically hold securities from a
their assets in as few as two issuers with no single issuer           variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining          of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more              analysis on all securities. We are particularly diligent in
than 5% of a series' assets is invested in the securities of          reviewing securities that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest            portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign risk is the risk that foreign securities may be               We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability (including                foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes          portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or            expected to be a major risk to the Series.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------

                                                                          REIT-5

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    REIT Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.

Futures and options risk is the possibility that a series             REIT Series may use futures contracts and options on futures
may experience a loss if it employs an options or futures             contracts, as well as options on securities for hedging
strategy related to a security or a market index and that             purposes. We limit the amount of the Series' assets that may
security or index moves in the opposite direction from what           be committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss the series gains from using the strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager      The Series is managed by Delaware Management Company.
   and sub-adviser      Delaware Management Company makes investment decisions
                        for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln
                        Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.64% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                        Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Portfolio mangers       Christopher S. Beck, Vice President/Senior Portfolio
                        Manager, together with Thomas J. Trotman and Damon J.
                        Andres, both Vice Presidents, have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Beck was named to the REIT management team on May 6, 1999, joining Mr. Trotman who has been on the team since 1998 and Mr. Andres who has been on the team since 1997.

                        Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

                        Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

                        Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

                                                                          REIT-6

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

            Sub-adviser
            Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802

            A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

            Portfolio managers
            Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                          REIT-7

Important information about the Series

    Share classes     The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service
                      Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

     Purchase and     Shares are sold only to separate accounts of life
    redemption of     companies at net asset value. (See "Valuation of shares.")
           shares     Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

     Valuation of     The price you pay for shares will depend on when we
           shares     receive your purchase order. If we or an authorized agent
                      receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,     Dividends and capital gain distributions, if any, are
distributions and     distributed annually. We automatically reinvest all
            taxes     dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                                          REIT-8

Financial highlights

                                                                                                             REIT Series
------------------------------------------------------------------------------------------------------------------------
The financial                                                                                           Period 5/4/98(1)
highlights table is                                                                         Year Ended           through
intended to help you                                                                          12/31/99          12/31/99
understand the         -------------------------------------------------------------------------------------------------
Series' financial      Net asset value, beginning of period                                    $9.100           $10.000
performance. The
total returns in the   Income (loss) from investment operations
table represent the
rate that an           Net investment income                                                    0.334             0.217
investor would have
earned or lost on an   Net realized and unrealized loss on investments                         (0.574)           (1.117)
investment in the                                                                              ------           -------
Series (assuming
reinvestment of all    Total from investment operations                                        (0.240)           (0.900)
dividends and                                                                                  ------           -------
distributions). All    Less dividends
"per share"
information reflects   Dividends from net investment income                                    (0.190)             none
financial results                                                                              ------           -------
for a single Series
share. This            Total dividends                                                         (0.190)             none
information has been                                                                           ------           -------
audited by Ernst &
Young LLP, whose       Net asset value, end of period                                          $8.670           $ 9.100
report, along with                                                                             ======           =======
the Series'
financial              Total return(2)                                                         (2.61%)           (9.00%)
statements, is
included in the        Ratios and supplemental data
Series' annual
report, which is       Net assets, end of period (000 omitted)                                $11,624            $5,562
available upon
request by calling     Ratio of expenses to average net assets                                  0.85%             0.85%
800.523.1918.
                       Ratio of expenses to average net assets prior to expense limitation
                          and expenses paid indirectly                                          0.96%             1.02%

                       Ratio of net investment income to average net assets                     5.65%             6.42%

                       Ratio of net investment income to average net assets prior
                          to expense limitation and expenses paid indirectly                    5.54%             6.25%

                       Portfolio turnover                                                         33%               39%
                       ------------------------------------------------------------------------------------------------
                        (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                        (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                          REIT-9

Delaware Group
Premium Fund    Additional information about the Series' investments is
                available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information
                (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                Investment Company Act File No. 811-5162

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

                                   DELAWARE(SM)
                                   INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund


                              Select Growth Series
                              (formerly Aggressive
                                 Growth Series)
                                 Standard Class


                              1818 Market Street,
                             Philadelphia, PA 19103


                                   Prospectus
                                   May 1, 2000

This Prospectus offers the Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Select Growth Series                                            1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in Select Growth Series                  3
Investment manager                                              4
Portfolio managers                                              4
Fund administration (Who's who)                                 5

 .................................................................
Important information about
   the Series                                              page 6
Share classes                                                   6
Purchase and redemption of shares                               6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
 .................................................................
Financial highlights                                       page 7

Profile: Select Growth Series (formerly Aggressive Growth Series)

What are the Series' goals?

     Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in Select Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series w Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series w Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.



                                                                 Select Growth-1

How we manage the Series

Select Growth Series

Our investment strategies

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is low relative to other stocks; and

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we        Stocks offer investors the potential for capital
typically invest in        appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                            How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Select Growth Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                     securities (including common stocks and convertible
corporation's profits and losses, proportionate to the                securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                            net assets in common stock. We may invest in companies of
                                                                      any size greater than $300 million in market capitalization.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 15%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
----------------------------------------------------------------------------------------------------------------------------------

                                                                Select Growth-2

Select Growth Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest up to 10% of its net assets in foreign securities (including ADRs); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive postions For temporary defensive purposes, Select Growth Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

       The risks of     Investing in any mutual fund involves risk, including
investing in Select     the risk that you may receive little or no return on
      Growth Series     your investment, and the risk that you may lose part or
                        all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Select
                        Growth Series. Please see the Statement of Additional
                        Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                             How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Select Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of Select Growth Series' assets invested
securities in a particular industry or the value of an                in any one industry and in any individual security. We also
individual stock or bond will decline because of changing             follow a rigorous selection process before choosing
expectations for the performance of that industry or for the          securities and continuously monitor them while they remain
individual company issuing the stock.                                 in the portfolio.

Company size risk is the risk that prices of small and                Select Growth Series seeks opportunities among companies of
medium-size companies may be more volatile than larger                all sizes. Because its portfolio does not concentrate
companies because of limited financial resources or                   specifically on small or medium-size companies, this risk
dependence on narrow product lines.                                   may be balanced by our holdings of large companies.

Interest rate risk is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because small and                     expansion and operations. The potential affect that rising
medium-size companies often borrow money to finance their             interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                  consideration before the stock is purchased.
interest rates.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Select Growth-3

Investment manager   The Series is managed by Delaware Management Company.
                     Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

         Portfolio
          managers Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John
                     A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

                     Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

                     Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                     John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                     Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                     Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                     Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                                Select Growth-4

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

            Portfolio managers
            Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                Select Growth-5

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service
                      Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,   Dividends and capital gain distributions, if any, are
  distributions and   distributed annually.
              taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

               EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                                Select Growth-6

Financial highlights

                                                                  Select Growth Series (formerly Aggressive Growth Series)
--------------------------------------------------------------------------------------------------------------------------
The financial
highlights table is                                                                                       Period 5/3/99(1)
intended to help you                                                                                           through
understand the                                                                                                 12/31/99
Series' financial             --------------------------------------------------------------------------------------------
performance. The              Net asset value, beginning of period                                          $    10.000
total return in the
table represents the          Income from investment operations
rate that an
investor would have           Net investment income                                                               0.011
earned on an
investment in the             Net realized and unrealized gain on investments                                     4.289
Series (assuming                                                                                            -----------
reinvestment of all           Total from investment operations                                                    4.300
dividends and                                                                                               -----------
distributions). All           Net asset value, end of period                                                $    14.300
"per share"                                                                                                 ===========
information reflects          Total return(2)                                                                    42.90%
financial results
for a single Series           Ratios and supplemental data
share. This
information has been          Net assets, end of period (000 omitted)                                       $    53,529
audited by Ernst &
Young LLP, whose              Ratio of expenses to average net assets                                             0.80%
report, along with
the Series'                   Ratio of expenses to average net assets
financial                        prior to expense limitation and expenses paid indirectly                         0.81%
statements, is
included in the               Ratio of net investment income to average net assets                                0.32%
Series' annual
report, which is              Ratio of net investment income to average net assets
available upon                   prior to expense limitation and expenses paid indirectly                         0.29%
request by calling
800.523.1918.                 Portfolio turnover                                                                   174%
                              --------------------------------------------------------------------------------------------

                              (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                              (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


                                                                Select Growth-7

Delaware Group       Additional information about the Series' investments is
Premium Fund         available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                     Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                     Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                     Street, Philadelphia, PA 19103, or call toll-free
                     800.523.1918.

                     You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.









                     Investment Company Act File No. 811-5162












DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                             Small Cap Value Series
                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.


As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Small Cap Value Series                                          1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in Small Cap Value Series                3
Investment manager                                              4
Portfolio managers                                              4
Fund administration (Who's who)                                 5

 .................................................................
Important information about
   the Series                                              page 6
Share classes                                                   6
Purchase and redemption of shares                               6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
 .................................................................
Financial highlights                                       page 7

Profile: Small Cap Value Series

What are the Series' goals?
          Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Small Cap Value Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Small Cap Value Series. We show how returns for the Standard Class of Small Cap Value Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Small Cap Value Series had a year-to-date return of 0.84%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -16.13% for the quarter ended September 30, 1998.

[BAR CHART]
                                                     Year-by-year total return

                              1994     1995     1996     1997     1998     1999
                              ----     ----     ----     ----     ----     ----
                              0.78%   23.85%   22.55%   32.91%   -4.79%   -4.86%


                                     Average annual returns for periods ending 12/31/99

                               Small Cap Value           Russell 2000      Russell 2000
                            Series Standard Class         Value Index         Index
   1 year                            -4.86%                 -1.49%            21.26%
   5 years                           12.81%                 13.14%            16.69%
   Since inception (12/27/93)        11.07%                 10.60%            13.38%

We show both the Russell 2000 Index, the Series' current benchmark index, and the Russell 2000 Value Index because, going forward, we will use the Russell 2000 Value Index as our benchmark. This Index more closely represents the universe of stocks we select from - those stocks of small companies whose prices appear low relative to their underlying value or future potential. Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                               Small Cap Value-1

How we manage the Series

Small Cap Value Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stocks of small cap companies, those having a market capitalization generally less than $1.5 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                     the Series' net assets in common stock of small companies
corporation's profits and losses, proportionate to the                that we believe are selling for less than their true value.
number of shares they own.                                            Generally, we invest 90% to 100% of net assets in these
                                                                      stocks.

Real estate investment trusts: A company, usually traded              The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn             typically do so when this sector or companies within the
profits for shareholders.                                             sector appeared to offer opportunities for price
                                                                      appreciation.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                               Small Cap Value-2

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Small Cap Value Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by an NRSRO and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
    in Small Cap Value   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Small Cap
                         Value Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and generally do not
confidence.                                                            trade for short-term purposes.

Industry and security risk is the risk that the value of               We limit the amount of Small Cap Value Series' assets
securities in a particular industry or the value of an                 invested in any one industry and in any individual security.
individual stock or bond will decline because of changing              We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the           securities and continuously monitor them while they remain
individual company issuing the stock.                                  in the portfolio.

Small company risk is the risk that prices of smaller                  Small Cap Value Series maintains a well-diversified
companies may be more volatile than larger companies because           portfolio, selects stocks carefully and monitors them
of limited financial resources or dependence on narrow                 continuously. And, because we focus on stocks that are
product lines.                                                         already selling at relatively low prices, we believe we may experience less price volatility than small cap funds that do not use a value-oriented strategy.

Interest rate risk is the risk that securities will decrease           We analyze each company's financial situation and its
in value if interest rates rise. The risk is generally                 cashflow to determine the company's ability to finance
associated with bonds; however, because smaller companies              future expansion and operations. The potential affect that
often borrow money to finance their operations, they may be            rising interest rates might have on a stock is taken into
adversely affected by rising interest rates.                           consideration before the stock is purchased.

Liquidity risk is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

                                                               Small Cap Value-3

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers    Christopher S. Beck has primary responsibility for making
                      day-to-day investment decisions for the Small Cap Value
                      Series. In making investment decisions for the Series, Mr.
                      Beck consults with Andrea Giles.

                      Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

                      Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.



                                                               Small Cap Value-4

Who's who?    The following describes the various organizations involved with managing, administering, and servicing the Series.

              Board of trustees
              A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

              Investment manager
              Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

              An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

              Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

              Portfolio managers
              Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

              Distributor
              Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

              Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

              Custodian
              The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

              Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                               Small Cap Value-5

Important information about the Series

      Share classes    The Series has two classes of shares, Standard Class and
                       Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service
                       Class shares.

       Purchase and    Shares are sold only to separate accounts of life
      redemption of    companies at net asset value. (See "Valuation of
             shares    shares.") Redemptions will be effected by the separate
                       accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares    The price you pay for shares will depend on when we
                       receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                       Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                       Exchange is open for business. We reserve the right to reject any purchase order.

                       We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                       From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,    Dividends and capital gain distributions, if any, are
  distributions and    distributed annually.
              taxes
                       We automatically reinvest all dividends and any capital gains.

                       The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                       Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

              EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


                                                               Small Cap Value-6

                                                                                                         Small Cap Value Series
-------------------------------------------------------------------------------------------------------------------------------

                                                                                        Year Ended 12/31
Financial highlights                                                     1999        1998         1997        1996         1995
The financial          --------------------------------------------------------------------------------------------------------
highlights table is    Net asset value, beginning of year             $16.450     $17.920      $14.500     $12.470      $10.290
intended to help you
understand the         Income (loss) from investment operations
Series' financial      Net investment income                            0.182       0.196        0.122       0.112        0.192
performance. The
total returns in the   Net realized and unrealized gain
table represent the       (loss) on investments                        (0.997)     (1.036)       4.338       2.548        2.208
rate that an                                                          -------     -------      -------     -------      -------
investor would have    Total from investment operations                (0.815)     (0.840)       4.460       2.660        2.400
earned or lost on an                                                  -------     -------      -------     -------      -------
investment in the
Series (assuming       Less dividends and distributions
reinvestment of all    Dividends from net investment income            (0.195)     (0.135)      (0.110)     (0.180)      (0.150)
dividends and
distributions). All    Distributions from net realized
"per share"               gain on investments                          (0.080)     (0.495)      (0.930)     (0.450)      (0.070)
information reflects                                                  -------     -------      -------     -------      -------
financial results
for a single Series    Total dividends and distributions               (0.275)     (0.630)      (1.040)     (0.630)      (0.220)
share. This                                                           -------     -------      -------     -------      -------
information has been
audited by Ernst &     Net asset value, end of year                   $15.360     $16.450      $17.920     $14.500      $12.470
Young LLP, whose                                                      =======     =======      =======     =======      =======
report, along with
the Series'            Total return(1)                                 (4.86%)     (4.79%)(2)    32.91%(2)   22.55%(2)    23.85%(2)
financial
statements, is         Ratios and supplemental data
included in the        Net assets, end of period (000 omitted)       $95,425    $103,989      $84,071     $23,683      $11,929
Series' annual
report, which is       Ratio of expenses to average net assets          0.85%       0.83%        0.80%       0.80%        0.80%
available upon
request by calling     Ratio of expenses to average net assets
800.523.1918.             prior to expense limitation and
                          expenses paid indirectly                      0.85%       0.85%        0.90%       0.99%        0.96%

                       Ratio of net investment income
                          to average net assets                         1.16%       1.32%        1.24%       1.28%        2.13%

                       Ratio of net investment income to average
                          net assets prior to expense limitation
                          and expenses paid indirectly                  1.16%       1.30%        1.14%       1.09%        1.97%

                       Portfolio turnover                                 47%         45%          41%         84%          71%
                       -------------------------------------------------------------------------------------------------------------
                       (1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                       (2) Total return reflects expense limitations in effect for the Series.

                                                               Small Cap Value-7

Delaware Group       Additional information about the Series' investments is
Premium Fund         available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                     Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                     Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                     Street, Philadelphia, PA 19103, or call toll-free
                     800.523.1918.

                     You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                     Investment Company Act File No. 811-5162






DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                              ====================
                              Philadelpia o London

                                 Delaware Group
                                  Premium Fund

                            Social Awareness Series

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Social Awareness Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Social Awareness Series                                         1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in Social Awareness Series               4
Investment manager and sub-adviser                              5
Portfolio managers                                              5
Fund administration (Who's who)                                 6

 .................................................................
Important information about
   the Series                                              page 7
Share classes                                                   7
Purchase and redemption of shares                               7
Valuation of shares                                             7
Dividends, distributions and taxes                              8
 .................................................................
Financial highlights                                       page 9

Profile: Social Awareness Series

What are the Series' goals?
     Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of medium- to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

o engage in activities likely to result in damage to the natural environment;

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

o manufacture or contract for military weapons;

o are in the liquor, tobacco or gambling industries; and

o conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series
o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.


                                                              Social Awareness-1

How has Social Awareness Series performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in Social Awareness Series. We show how returns for the Standard Class of Social Awareness Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Social Awareness Series had a year-to-date return of 4.60%. During the periods illustrated in this bar chart, the Class' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest quarterly return was -17.21% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

                                  [BAR CHART]

                              1998          1999
                             ------        ------
                             15.45%        12.91%

                              Average annual returns for periods ending 12/31/99

                                                                      S&P 500
                                    Social Awareness             Composite Stock
                                  Series Standard Class            Price Index

   1 year                                 12.91%                     21.03%
   Since Inception (5/1/97)               21.27%                     25.50%


The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                              Social Awareness-2

How we manage the Series

Social Awareness Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors. We use a computer-driven selection process designed to identify these stocks. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium- and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above. Social Awareness Series uses the same investment strategy as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we   Stocks offer investors the potential for capital
typically invest in   appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 90% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock of medium- and large-sized companies.
corporation's profits and losses, proportionate to the
number of shares they own.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law. Illiquid securities are securities              restricted securities such as privately placed securities
that do not have a ready market, and cannot be easily sold            that are eligible for resale only among certain
within seven days at approximately the price that a series            institutional buyers without registration, which are
has valued them.                                                      commonly known as "Rule 144A Securities" and repurchase
                                                                      agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Social Awareness-3

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Social Awareness Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing  Investing in any mutual fund involves risk, including in Social Awareness  the risk that you may receive little or no return on
                Series your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                 Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of Social Awareness Series' assets
securities in a particular industry or the value of an                invested in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the          Because Social Awareness Series avoids investing in
individual company issuing the stock or bond.                         companies that don't meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the
                                                                      performance of those sectors.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Series has valued them.

Limited market risk is the risk that because the Series               Because the Series only invests in companies that meet its
avoids certain companies not considered socially                      definition of "socially responsible," this risk is
responsible, it could miss out on strong performance from             unavoidable.
those companies.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Social Awareness-4

Investment manager  The Series is managed by Delaware Management Company.
   and sub-adviser  Vantage Investment Advisors is the Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.70% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                    Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products.

Portfolio managers  Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for Social Awareness Series.

                    Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

                    Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

                                                              Social Awareness-5

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

            Board of trustees
            A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

            Investment manager
            Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

            An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

            Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

            Sub-adviser
            Vantage Investment Advisors, 405 Lexington Avenue, New York, NY
            10174

            A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

            Portfolio managers
            Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

            Distributor
            Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

            Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

            Custodian
            The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY
            11245

            Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                              Social Awareness-6

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service
                      Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                                                              Social Awareness-7

       Dividends,     Dividends and capital gain distributions, if any, are
distributions and     distributed annually.
            taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

            EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                              Social Awareness-8

Financial highlights

                                                         Social Awareness Series
--------------------------------------------------------------------------------

                                                                                                         Period 5/1/97(1)
                                                                                          Year Ended 12/31       through
The financial                                                                             1998      1999        12/31/97
highlights table is      -----------------------------------------------------------------------------------------------
intended to help you     Net asset value, beginning of period                          $14.550     $12.840      $10.000
understand the
Series' financial        Income from investment operations
performance. The
total returns in the     Net investment income                                           0.036       0.065        0.051
table represent the
rate that an             Net realized and unrealized gain on investments                 1.834       1.880        2.789
investor would have                                                                    -------     -------      -------
earned or lost on an
investment in the        Total from investment operations                                1.870       1.945        2.840
Series (assuming                                                                       -------     -------      -------
reinvestment of all
dividends and            Less dividends and distributions
distributions). All
"per share"              Dividends from net investment income                           (0.060)     (0.050)       none
information reflects
financial results        Distributions from net realized gain on investments              none      (0.185)       none
for a single Series                                                                    -------     -------      -------
share. This
information has been     Total dividends and distributions                              (0.060)     (0.235)       none
audited by Ernst &                                                                     -------     -------      -------
Young LLP, whose
report, along with       Net asset value, end of period                                $16.360     $14.550      $12.840
the Series'                                                                            =======     =======      =======
financial
statements, is           Total return(2)                                                12.91%      15.45%       28.40%
included in the
Series' annual           Ratios and supplemental data
report, which is
available upon           Net assets, end of period (000 omitted)                       $36,739     $26,962       $7,800
request by calling
800.523.1918.            Ratio of expenses to average net assets                         0.85%       0.83%        0.80%

                         Ratio of expenses to average net assets
                            prior to expense limitation and expenses paid indirectly     0.90%       0.89%        1.40%

                         Ratio of net investment income to average net assets            0.30%       0.80%        1.13%

                         Ratio of net investment income to average net assets
                            prior to expense limitation and expenses paid indirectly     0.25%       0.74%        0.53%

                         Portfolio turnover                                                22%         30%          52%
                         -----------------------------------------------------------------------------------------------------------
                         (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                         (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


                                                              Social Awareness-9

Delaware Group
Premium Fund    Additional information about the Series' investments is
                available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information
                (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.


                Investment Company Act File No. 811-5162



DELAWARE (SM)
INVESTMENTS
=====================
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                              --------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                            Strategic Income Series

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Strategic Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Strategic Income Series                                         1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           4
The risks of investing in Strategic Income Series               7
Investment manager and sub-adviser                              8
Portfolio managers                                              9
Fund administration (Who's who)                                10

 .................................................................
Important information about
   the Series                                             page 11
Share classes                                                  11
Purchase and redemption of shares                              11
Valuation of shares                                            11
Dividends, distributions and taxes                             11
 .................................................................
Financial highlights                                      page 12

Profile: Strategic Income Series

What are the Series' goals?
          Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds).

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in Strategic Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

                                                              Strategic Income-1

How has Strategic Income Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Strategic Income Series. We show how returns for the Standard Class of Strategic Income Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Strategic Income Series had a year-to-date return of -2.40%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 2.05% for the quarter ended March 31, 1998 and its lowest quarterly return was -2.59% for the quarter ended June 30, 1999.

                                             Year-by-year total return

[BAR CHART]


                                   1998                   1999
                                   ----                   ----
                                   2.63%                  -3.29%

                   Average annual returns for periods ending 12/31/99

                             Strategic Income         Lehman Brothers
                                  Series               Aggregate Bond
                              Standard Class               Index
   1 year                        -3.29%                   -0.82%
   Since Inception (5/1/97)       1.99%                    6.10%

The Series returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                              Strategic Income-2

How we manage the Series

Strategic Income Series

Our investment strategies

Strategic Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

Strategic Income Series uses the same investment strategy as Delaware Strategic Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                              Strategic Income-3

The securities we     Fixed-income securities offer the potential for greater
typically invest in   income payments than stocks, and also may provide capital
                      appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a               The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by an                corporate bonds. Emphasis is typically on those rated BB or
NRSRO such as S&P or Moody's. High-yield bonds are issued by           Ba by an NRSRO.
corporations that have poor credit quality and may have
difficulty repaying principal and interest.                            We carefully evaluate an individual company's financial
                                                                       situation, its management, the prospects for its industry
                                                                       and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                       ratings. The Series may invest in unrated bonds if we
                                                                       believe their credit quality is comparable to the rated
                                                                       bonds we are permitted to invest in. Unrated bonds may be
                                                                       more speculative in nature than rated bonds.


U.S. government securities: Direct U.S. obligations                    The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt                    government obligations; however, these securities will
securities issued by the U.S. Treasury or securities of U.S.           typically be a smaller percentage of the portfolio because
government agencies or instrumentalities which are backed by           they generally do not offer as high a level of current
the full faith and credit of the United States.                        income as other fixed-income securities the Series may
                                                                       invest in.

Mortgage-backed securities: Fixed-income securities that               We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving                 mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage             issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                      We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage              securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage           not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                    or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates           rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies            categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                                  also represent interests in whole-loan mortgages,
                                                                       multi-family mortgages, commercial mortgages and other
                                                                       motgage collateral supported by a first mortgage lien on
                                                                       real estate. The privately issued securities we invest in
                                                                       are either CMOs or REMICs (see below).


Collateralized mortgage obligations (CMOs): Privately issued           See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately           See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts             We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit                the four highest categories by an NRSRO.
loans.

Investment grade corporate bonds: Debt obligations issued by           The Series may invest up to 60% of net assets in investment
a corporation rated in one of the four highest categories by           grade corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Strategic Income-4

------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foriegn corporate bonds:             We may invest in foreign government securities and primarily
Foriegn government securities issued by foreign governments            focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an                ratings. The Series may also invest in securities issued by
entity established or financially supported by the national            supranational entities, which are typically of higher
governments of one or more countries. The International Bank           quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.              We may invest in both rated and unrated foreign securities.
                                                                       We may invest both in investment grade securities and
Foreign corporate bonds are debt obligations issued by a               non-investment grade (i.e., those rated BB or lower by S&P
foreign corporation.                                                   or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                       another NRSRO.)

                                                                       However, up to 15% of the Series' assets may also be
                                                                       invested in foreign securities issued by emerging or
                                                                       developing countries, which may be lower rated, including
                                                                       securities rated below investment grade.


Zero coupon bonds and pay-in-kind bonds: Zero coupon                   We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the               bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                   component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin                 are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and                securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par                 react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in              interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                       quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Fund.

Equity securities: Common stocks, preferred stocks                     Up to 10% of the Series' assets may be invested in U.S.
(including adjustable rate preferred stocks) and other                 equity securities.
equity securities, such as convertible securities and
warrants.                                                              We would select only equity securities that were consistent with the Series' objective of high current income and total return.

Options and futures: Options represent a right to buy or               At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon               to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or              them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                     effect of any price declines, without selling the bond or
                                                                       bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike           Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is            the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Investment company securities: In some foreign countries,              We may invest in closed-end investment companies consistent
investments by a mutual fund may only be made through                  with the 1940 Act requirements. These investments involve an
investments in closed-end investment companies that in turn            indirect payment of a portion of the other investment
invest in the securities of such countries.                            companies' expenses, including advisory fees.


------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the                We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor                  reforms undertaken by countries in connection with the
nations to restructure their outstanding external                      issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds            have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than                  to issue them a viable opportunity for investment.
securities of developed country issuers.

Foreign currency transactions: A forward contract involves             We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a             hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a                 Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.              dollars, we do not convert our holdings of foreign
dollars or other currencies.                                           currencies into U.S. dollars on a daily basis. We may,
                                                                       however, from time to time, purchase or sell foreign
                                                                       currencies and/or engage in forward foreign currency
                                                                       transactions in order to expedite settlement of portfolio
                                                                       transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                       market or through a forward foreign currency contract or
                                                                       forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                       security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion.

                                                                       The Series will not use forward contracts for speculative
                                                                       purposes.

                                                                       These transactions may increase the Series' expenses.
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

                                                              Strategic Income-5


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                         Securities                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Strategic Income Series
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

Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are             Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                    the collateral is U.S. government securities.


Restricted securities: Privately placed securities whose               We may invest in privately placed securities, including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                       are determined to be illiquid may not exceed the Series' 10%
                                                                       limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In an interest           We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party               sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making                 in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving                 Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments            Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a                 forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total              available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                               Interest rate swaps and index swaps will be considered
                                                                       illiquid securities (see below).

Illiquid securities: Securities that do not have a ready               We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                 securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                 of over seven days.
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

Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Strategic Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                              Strategic Income-6

The risks of investing   Investing in any mutual fund involves risk, including
   in Strategic Income   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Strategic
                         Income Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

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                            Risks                                             How we strive to manage them
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                                                                                Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 bonds that we believe will continue to pay interest
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall bond market or interest rate movements and
confidence.                                                            generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the                In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.                 consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well            that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series              swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk is the risk that the value of               We diversify the Series assets across three distinct sectors
securities in a particular industry or the value of an                 of the bond market and among a wide variety of individual
individual stock or bond will decline because of changing              issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease           The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for               eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter               monitoring economic conditions.
maturities.
                                                                       We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate                   years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates           Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a                 cash or other liquid securities to cover that amount.
series could experience a higher or lower return than
anticipated.

Credit risk The possibility that a bond's issuer (or an                Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make                 commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                             bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails            Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the              subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds              problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time           or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                          When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would             quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely            investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Futures and options risk is the possibility that a series              We will use options and futures for defensive purposes, such
may experience a significant loss if it employs an option or           as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and           selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from            rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options           speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series from using the
strategy.
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

                                                              Strategic Income-7

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                            Risks                                             How we strive to manage them
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                                                                                Strategic Income Series
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

Foreign risk is the risk that foreign securities may be                The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including                 through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes           attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or             financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have                  We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                   in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                   account before we select securities for the portfolio.
                                                                       However, there is no way to eliminate foreign risks when
                                                                       investing internationally.

Foreign government securities risks involve the ability of a           Strategic Income Series attempts to reduce the risks
foreign government or government related issuer to make                associated with investing in foreign governments by limiting
timely and ultimate payments on its external debt                      the portion of portfolio assets that may be invested in such
obligations. This ability to make payments will be strongly            securities.
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.

Currency risk is the risk that the value of an investment              We may try to hedge currency risk by purchasing foreign
may be negatively affected by changes in foreign currency              currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce           foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are                Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any                 from future changes in currency rates. We will use forward
losses.                                                                currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.

Emerging markets risk is the possibility that the risks                While the Strategic Income Series may purchase securities of
associated with international investing will be greater in             issuers in any foreign country, developed and emerging, no
emerging markets than in more developed foreign markets                more than 15% of the Series' assets may be invested in
because, among other things, emerging markets may have less            direct obligations of issuers located in emerging market
stable political and economic environments.                            countries.

Liquidity risk is the possibility that securities cannot be            A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price              our ability to dispose of particular issues, when necessary,
that a series values them.                                             to meet the Series' liquidity needs or in response to a
                                                                       specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible            the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual            size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,             liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                         We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.

Valuation risk: A less liquid secondary market as described            We will strive to manage this risk by carefully evaluating
above can make it more difficult for a series to obtain                individual bonds and by limiting the amount of the portfolio
precise valuations of the high-yield securities in its                 that can be allocated to privately placed high-yield
portfolio. During periods of reduced liquidity, judgment               securities.
plays a greater role in valuing high-yield securities.

Legislative and regulatory risk: The United States Congress            We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                  proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond                on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
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
Investment manager   The Series is managed by Delaware Management Company.
   and sub-adviser   Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware
                     International Advisers Ltd. is the Series' sub-adviser.
                     Subject to the overall supervision of manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager and sub-adviser an aggregate fee of 0.65% of average daily net assets for the last fiscal year.

                                                              Strategic Income-8

Portfolio managers    Paul A. Matlack and Paul Grillo have primary
                      responsibility for making day-to-day investment decisions for Strategic Income Series. Christopher A. Moth and
                      Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic Income
                      Series regarding its investments in foreign securities.
                      In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

                      Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. He is a CFA charterholder. Mr. Matlack has been a member of Strategic Income Series' management team since its inception.

                      Paul Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.


                      Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and faciliate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in July 1999.

                      Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                      David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

                                                             Strategic Income-9

Who's who?   The following describes the various organizations involved with managing, administering, and servicing the Series.

             Board of trustees
             A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

             Investment manager
             Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

             An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

             Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

             Sub-adviser
             Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

             A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

             Portfolio managers
             Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.


             Distributor
             Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

             Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

             Custodian
             The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

             Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                            Strategic Income-10

Important information about the Series

       Share classes  The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

        Purchase and Shares are sold only to separate accounts of life redemption of companies at net asset value. (See "Valuation of shares shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                      Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      A significant portion of the portfolio securities of the Strategic Income Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,   Dividends and capital gain distributions, if any, are
  distributions and   distributed annually.
              taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.


              EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                            Strategic Income-11

Financial highlights

                                                                                                   Strategic Income Series
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        Period 5/1/97(1)
                                                                                       Year Ended 12/31          through
The financial                                                                          1999        1998         12/31/97
highlights table is     --------------------------------------------------------------------------------------------------
intended to help you    Net asset value, beginning of period                          $10.600     $10.620          $10.000
understand the Series'
financial performance.  Income (loss) from investment operations
All "per share"         Net investment income(2)                                        0.779       0.832            0.523
information reflects
financial results for   Net realized and unrealized gain (loss) on
a single Series share.     investments and foreign currencies                          (1.109)     (0.557)           0.097
The total returns in                                                                  -------     -------          -------
the table represent     Total from investment operations                               (0.330)      0.275            0.620
the rate that an                                                                      -------     -------          -------
investor would have
earned or lost on an    Less dividends and distributions
investment in the       Dividends from net investment income                           (0.610)     (0.270)            none
Series (assuming
reinvestment of all     Distributions from net realized gain on investments              none      (0.025)            none
dividends and                                                                         -------     -------          -------
distributions). This
information has been    Total dividends and distributions                              (0.610)     (0.295)            none
audited by Ernst &                                                                    -------     -------          -------
Young LLP, whose
report, along with the  Net asset value, end of period                                 $9.660     $10.600          $10.620
Series' financial                                                                     =======     =======          =======
statements, is
included in the         Total return(3)                                                 (3.29%)      2.63%(4)         6.20%(4)
Series' annual report,
which is available      Ratios and supplemental data
upon request by         Net assets, end of period (000 omitted)                       $19,842     $20,571           $8,606
calling 800.523.1918.
                        Ratio of expenses to average net assets                          0.80%       0.80%            0.80%

                        Ratio of expenses to average net assets
                           prior to expense limitation and expenses paid indirectly      0.80%       0.81%            1.23%

                        Ratio of net investment income to average net assets             7.88%       7.90%            7.44%

                        Ratio of net investment income to average net assets
                           prior to expense limitation and expenses paid indirectly      7.88%       7.89%            7.01%

                        Portfolio turnover                                                101%        143%              70%
                        ----------------------------------------------------------------------------------------------------------
                        (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                        (2) Per share information was based on the average shares outstanding method.

                        (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                        (4) Total return reflects expense limitations in effect for the Series.

                                                             Strategic Income-12

Delaware Group   Additional information about the Series' investments is
Premium Fund     available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional
                 Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818
                 Market Street, Philadelphia, PA 19103, or call toll-free
                 800.523.1918.

                 You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                 Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
--------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                            ------------------------
                             Philadelphia o London


                                 Delaware Group
                                  Premium Fund

                                  Trend Series

                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 .................................................................
Profile                                                    page 1
Trend Series                                                    1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in Trend Series                          3
Investment manager                                              4
Portfolio managers                                              4
Fund administration (Who's who)                                 5
 .................................................................
Important information about
   the Series                                              page 6
Share classes                                                   6
Purchase and redemption of shares                               6
Valuation of shares                                             6
Dividends, distributions and taxes                              7
 .................................................................
Financial highlights                                       page 8

Profile: Trend Series

What are the Series' goals?
   Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Trend Series. We show how returns for the Standard Class of Trend Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

As of March 31, 2000, the Standard Class of Trend Series had a year-to-date return of 22.27%. During the periods illustrated in this bar chart, the Class, highest quarterly return was 34.16% for the quarter ended December 31, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 1998.

[BAR CHART]


Year-by-year total return

   1994       1995       1996       1997       1998        1999
----------  -------    -------     ------     ------      ------
  -0.39%    39.21%      11.00%     21.37%     16.04%      70.45%

                             Average annual returns for periods ending 12/31/99


                                     Trend Series           Russell 2000
                                    Standard Class          Growth Index

   1 year                               70.45%                43.09%
   5 years                              29.97%                18.99%
   Since inception (12/27/93)           24.68%                15.12%

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                        Trend-1

How we manage the Series

Trend Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o the operational history of the company;

o the strategic focus of the company; and

o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we      Stocks offer investors the potential for capital
typically invest in    appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                  Securities                                                         How we use them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Trend Series
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): ADRs are issued by a             We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated               appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                   the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Trend-2

Trend Series may also invest in other securities including convertible securities, warrants and preferred stocks. The Series may also enter into futures and options. Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Trend Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing     Investing in any mutual fund involves risk,
       in Trend Series     including the risk that you may receive little or
                           no return on your investment, and the risk that you may lose part or all of the money you invest.
                           Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Trend
                           Series. Please see the Statement of Additional
                           Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                          Risks                                              How we strive to manage them
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Trend Series
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.

Small company risk is the risk that prices of smaller                 Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because          stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

Interest rate risk is the risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies             expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be           interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.

Foreign risk is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes          Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or            directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign               they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                 a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Trend-3

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers    Gerald S. Frey has primary responsibility for making
                      day-to-day investment decisions for Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A.
                      Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P.
                      Wachs.

                      Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was co-manager from June 1996 to March 1997.

                      Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                      John A. Heffern, Vice President, Portfolio Manager, earned bachelors' and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                      Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                      Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                      Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                                        Trend-4

Who's who?     The following describes the various organizations involved with managing, administering, and servicing the Series.

               Board of trustees
               A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

               Investment manager
               Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

               An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

               Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

               Portfolio managers
               Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How We Manage the Series" for information about the portfolio managers of the Series.

               Distributor
               Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

               Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

               Custodian
               The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

               Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                        Trend-5

Important information about the Series

      Share classes  The Series has two classes of shares, Standard Class and
                     Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.

       Purchase and Shares are sold only to separate accounts of life companies redemption of at net asset value. (See "Valuation of shares.")
             shares Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                     We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                     From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                                                                        Trend-6

       Dividends,    Dividends and capital gain distributions, if any, are
distributions and    distributed annually.
            taxes
                     We automatically reinvest all dividends and any capital gains.

                     The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                     Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.








                                                                        Trend-7

Financial highlights

                                                                                                                     Trend Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
The financial                                                                    1999      1998        1997       1996       1995
highlights table is     ---------------------------------------------------------------------------------------------------------
intended to help you    Net asset value, beginning of year                    $19.760  $ 17.380    $ 14.560    $14.020    $10.160
understand the
Series' financial       Income (loss) from investment operations
performance. The
total returns in the    Net investment income (loss)(1)                        (0.043)    0.006       0.019      0.050      0.098
table represent the
rate that an            Net realized and unrealized gain
investor would have        (loss) on investments                               13.945     2.736       3.031      1.380      3.852
earned or lost on an                                                         --------  --------    --------    -------    -------
investment in the       Total from investment operations                       13.902     2.742       3.050      1.430      3.950
Series (assuming                                                             --------  --------    --------    -------    -------
reinvestment of all     Less dividends and distributions
dividends and
distributions). All     Dividends from net investment income                   (0.002)   (0.020)     (0.050)    (0.090)    (0.090)
"per share"
information reflects    Distributions from net realized
financial results          gain on investments                                   none    (0.342)     (0.180)    (0.800)      none
for a single Series                                                          --------  --------    --------    -------    -------
share. This             Total dividends and distributions                      (0.002)   (0.362)     (0.230)    (0.890)    (0.090)
information has been                                                         --------  --------    --------    -------    -------
audited by Ernst &      Net asset value, end of year                         $ 33.660  $ 19.760    $ 17.380    $14.560    $14.020
Young LLP, whose                                                             ========  ========    ========    =======    =======
report, along with      Total return(2)                                        70.45%    16.04%(3)   21.37%(3)  11.00%(3)  39.21%(3)
the Series'
financial               Ratios and supplemental data
statements, is
included in the         Net assets, end of period (000 omitted)              $503,657  $168,251    $118,276    $56,423    $20,510
Series' annual
report, which is        Ratio of expenses to average net assets                 0.82%     0.81%       0.80%      0.80%      0.80%
available upon
request by calling      Ratio of expenses to average net assets prior
800.523.1918.              to expense limitation and
                           expenses paid indirectly                             0.82%     0.85%       0.88%      0.92%      0.96%

                        Ratio of net investment income to average net assets   (0.18%)    0.03%       0.16%      0.56%      1.03%

                        Ratio of net investment income to average net assets
                           prior to expense limitation and expenses
                           paid indirectly                                     (0.18%)   (0.01%)      0.08%      0.44%      0.87%

                        Portfolio turnover                                        82%      121%        125%       112%        76%


                        (1) Per share information for the year ended December 31, 1999 was based on the average shares outstanding method.
                        (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                        (3) Total return reflects expense limitations in effect for the Series.

                                                                        Trend-8

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.









Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London


                                 Delaware Group
                                  Premium Fund
                               U.S. Growth Series
                                 Standard Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
U.S. Growth Series                                              1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in U.S. Growth Series                    4
Investment manager and sub-adviser                              4
Portfolio manager                                               4
Fund administration (Who's who)                                 5
 .................................................................
Important information about
   the Series                                              page 6
Share classes                                                   6
Purchase and redemption of shares                               6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
 .................................................................
Financial highlights                                       page 7

Profile: U.S. Growth Series

What are the Series' goals?
          U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.


What are the Series' main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in U.S. Growth Series." An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors whose primary goal is to receive current income.


                                                                   U.S. Growth-1

How we manage the Series

U.S. Growth Series

Our investment strategies

U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium- and large-sized companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o  low dividend yields;

o  strong balance sheets; and

o  high expected earnings growth rates relative to their industry.


There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o  management changes;

o  new products;

o  structural changes in the economy; or

o  corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the board of trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Stocks offer investors the potential for capital
typically invest in     appreciation.


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                         Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership           Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                      in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the                 potential. We may invest in companies of all sizes, but
number of shares they own.                                             typically focus on medium- and large-sized companies.

Foreign securities and American Depositary Receipts:                   The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the              of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.            a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of            Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder            a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying            when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as            domestic stocks.
U.S. securities.

Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are             Series would only enter into repurchase agreements in which
often viewed as equivalent to cash.                                    the collateral is U.S. government securities.

Restricted securities: Privately placed securities whose               We may invest in privately placed securities, including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                       are determined to be illiquid may not exceed the Series' 10%
                                                                       limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------

                                                                   U.S. Growth-2

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                         Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------

Illiquid securities: Securities that do not have a ready               We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                 securities.
approximately the price that a series has valued them.

Fixed-income securities: Securities that may include debt              We may invest up to 35% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                      securities, bonds, convertible bonds, preferred stocks and
non-investment grade fixed-income securities.                          convertible preferred stock. We may also invest up to 10% of this portion in non-investment grade bonds if we believe
                                                                       that doing so would help us to meet the Series' objective.

Options and futures: Options represent a right to buy or               We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon               any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or              security. We might also use options or futures to gain
may not choose to go through with the transaction.                     exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the              excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the           When writing call options we will only write covered call
future.) The owner of the security receives a premium                  options - call options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling            Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                         the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities, including U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or "when-issued" basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

                                                                   U.S. Growth-3

The risks of investing   Investing in any mutual fund involves risk, including
 in U.S. Growth Series   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in U.S.
                         Growth Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

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                           Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and generally do not
confidence.                                                            trade for short-term purposes.

Industry and security risk is the risk that the value of               We limit the amount of U.S. Growth Series' assets invested
securities in a particular industry or the value of an                 in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be                We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including                 portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes           securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or             U.S. dollars and traded on U.S. stock exchanges.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be            We limit exposure to illiquid securities to 15% of net
readily sold within seven days at approximately the price              assets.
that the Series values them.

Credit risk is the possibility that a bond's issuer (or an             Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely            component of our strategy. However, when we do invest in
payments of interest and principal.                                    fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

Futures and options risk is the possibility that a series              We will not use futures and options for speculative reasons.
may experience a loss if it employs an options or futures              We may use options and futures to protect gains in the
strategy related to a security or a market index and that              portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what            use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve              that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million; 0.55% on the next $1.5 billion and 0.50% on assets in excess of $2.5 billion.

Portfolio manager     Frank Houghton has primary responsibility for making
                      investment decisions for U.S. Growth Series.

                      Frank Houghton, Vice President/Senior Portfolio Manager, joined Delaware in March 2000. Prior to joining Delaware, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

                                                                   U.S. Growth-4

Who's who?   The following describes the various organizations involved with managing, administering, and servicing the Series.

             Board of trustees
             A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

             Investment manager
             Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

             An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

             Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

             Portfolio managers
             Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio manager of the Series.

             Distributor
             Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

             Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

             Custodian
             The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

             Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.



                                                                   U.S. Growth-5

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each class is identical except that Service
                      Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service Class shares.



       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,   Dividends and capital gain distributions, if any, are
  distributions and   distributed annually.
              taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

               EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


                                                                   U.S. Growth-6

Financial highlights

                                                                           U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Period 11/15/99(1)
                                                                                                                        through
The financial                                                                                                          12/31/99
highlights table is               --------------------------------------------------------------------------------------------------
intended to help you              Net asset value, beginning of period                                                 $10.000
understand the Series'
financial performance.            Income from investment operations
The total return in               Net investment income                                                                  0.026
the table represents
the rate that an                  Net realized and unrealized gain on investments                                        0.564
investor would have                                                                                                    -------
earned on an                      Total from investment operations                                                       0.590
investment in the                                                                                                      -------
Series (assuming                  Net asset value, end of period                                                       $10.590
reinvestment of all                                                                                                    =======
dividends and                     Total return(2)                                                                        5.90%
distributions). All
"per share"                       Ratios and supplemental data
information reflects              Net assets, end of period (000 omitted)                                               $8,744
financial results for
a single Series share.            Ratio of expenses to average net assets                                                0.75%
This information has
been audited by Ernst             Ratio of expenses to average net assets prior to expense
& Young LLP, whose                   limitation and expenses paid indirectly                                             0.79%
report, along with the
Series' financial                 Ratio of net investment income to average net assets                                   3.33%
statements, is
included in the                   Ratio of net investment income to average net assets prior to
Series' annual report,               expense limitation and expenses paid indirectly                                     3.29%
which is available
upon request by                   Portfolio turnover                                                                        0%
calling 800.523.1918.
                                  ---------------------------------------------------------------------
                                  (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                                  (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                   U.S. Growth-7

Delaware Group    Additional information about the Series' investments is
Premium Fund      available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional
                  Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818
                  Market Street, Philadelphia, PA 19103, or call toll-free
                  800.523.1918.

                  You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                  Investment Company Act File No. 811-5162







DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                                  ------------
                             Philadelphia o London


                                 Delaware Group
                                  Premium Fund

                            Emerging Markets Series

                                 Service Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                  page 1
Emerging Markets Series                                                       1
 ................................................................................
How we manage the Series                                                 page 3
Our investment strategies                                                     3
The securities we typically invest in                                         4
The risks of investing in Emerging Markets Series                             6
Investment manager                                                            8
Portfolio managers                                                            8
Fund administration (Who's who)                                               9

 ................................................................................
Important information about
 the Series                                                              page 10
Share classes                                                                 10
Purchase and redemption of shares                                             10
Valuation of shares                                                           10
Dividends, distributions and taxes                                            11
 ................................................................................
Financial highlights                                                     page 12

Profile: Emerging Markets Series

What are the Series' goals?
   The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.


Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

                                                              Emerging Markets-1

How has Emerging Markets Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Emerging Markets Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the l2b-1 fee.

As of March 31, 2000, the Class had a year-to-date return of -1.45%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.99% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.25% for the quarter ended June 30, 1998.

                                                       Year-by-year total return


                                  [BAR CHART]


1998                     1999
----                     ----
-32.48%                 48.28%


                              Average annual returns for periods ending 12/31/99

                               Emerging Markets       Morgan Stanley Capital International
                             Series Standard Class        Emerging Markets Free Index
 1 year                            48.28%                            66.41%
 Since inception (5/1/97)          -4.31%                             0.41%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee

The Series returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                              Emerging Markets-2

How we manage the Series

Emerging Markets Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o any country that is classified by the United Nations as developing; or

o any country that is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process. That is, we strive to purchase stocks that are selling for less than their true value. In emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                              Emerging Markets-3

The securities we     Stocks offer investors the potential for capital
typically invest in   appreciation, and may pay dividends as well. Fixed-income
                      securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Emerging Markets Series
Common stocks of emerging market companies: Securities that                     The Series will invest its assets in common stocks,
represent shares of ownership in a corporation. Stockholders participate in     some of which will be dividend-paying stocks.
the corporation's profits and losses, proportionate to the number of shares they own.

Corporate bonds: Debt obligations issued by U.S. or foreign                     Emerging Markets Series may invest in corporate
corporations.                                                                   obligations issued by emerging country companies.
                                                                                These bonds may be high risk, fixed-income
                                                                                securities.

Foreign government securities: Debt obligations issued by a                     We may invest a portion of Emerging Markets Series'
government other than the United States or by an agency, instrumentality        assets in foreign governmental securities issued by
or political subdivision of such governments.                                   emerging or developing countries, which may be lower
                                                                                rated, including securities rated below investment
                                                                                grade.

Investment company securities: In some countries, investments by                The Series may hold open-end and closed-end
U.S. mutual funds are generally made by purchasing shares of investment         investment company securities if we believe the
companies that in turn invest in the securities of such countries.              country offers good investment opportunities. These
                                                                                investments involve an indirect payment of a portion
                                                                                of the expenses of the other investment companies,
                                                                                including their advisory fees.

Foreign currency transactions: A forward foreign currency exchange              The Series may invest in securities issued in any
contract involves an obligation to purchase or sell a specific currency on a    currency and hold foreign currency. Securities of
fixed future date at a price that is set at the time of the contract. The       issuers within a given country may be denominated
future date may be any number of days from the date of the contract as          in the currency of another country or in
agreed by the parties involved.                                                 multinational currency units such as the Euro.

                                                                                Although the Series values its assets daily in U.S.
                                                                                dollars, it does not intend to convert its holdings
                                                                                of foreign currencies into U.S. dollars on a daily
                                                                                basis. The Series will, however, from time to time,
                                                                                purchase or sell foreign currencies and/or engage in
                                                                                forward foreign currency exchange transactions. The
                                                                                Series may conduct its foreign currency transactions
                                                                                on a cash basis at the rate prevailing in the
                                                                                foreign currency exchange market or through a
                                                                                forward foreign currency exchange contract or
                                                                                forward contract.

                                                                                The Series may use forward contracts for defensive
                                                                                hedging purposes to attempt to protect the value of
                                                                                the Series' current security or currency holdings.
                                                                                It may also use forward contracts if it has agreed
                                                                                to sell a security and wants to "lock-in" the price
                                                                                of that security, in terms of U.S. dollars.
                                                                                Investors should be aware of the costs of currency
                                                                                conversion. The Series will not use forward
                                                                                contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary                        The Series may invest in sponsored and unsponsored
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are                ADRs, EDRs and GDRs, generally focusing on those
receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and         whose underlying securities are issued by foreign
GDRs are receipts issued by a depositary outside of the U.S. (usually a         entities.
non-U.S. bank or trust company or a foreign branch of a U.S. bank).
Depositary receipts represent an ownership interest in an underlying            To determine whether to purchase a security in a
security that is held by the depositary. Generally, the holder of the           foreign market or through depositary receipts, we
depositary receipt is entitled to all payments of interest, dividends or        evaluate the price levels, the transaction costs,
capital gains that are made on the underlying security.                         taxes and administrative costs involved with each
                                                                                security to identify the most efficient choice.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Emerging Markets-4

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Emerging Markets Series
Brady Bonds: These are debt securities issued under the framework of            The Series may invest in Brady Bonds. We believe
the Brady Plan, an initiative for debtor nations to restructure their           that the economic reforms undertaken by countries in
outstanding external indebtedness (generally, commercial bank debt).            connection with the issuance of Brady Bonds can make
Brady Bonds tend to be of lower quality and more speculative than               the debt of countries that have issued or have
securities of developed country issuers.                                        announced plans to issue these bonds a viable
                                                                                opportunity for investment.

High-yield, high risk fixed-income securities: Securities that are              Emerging Markets Series may invest up to 35% of its
rated lower than BBB by S&P or Baa by Moody's, or if unrated, of equal          net assets, in high-yield, high risk foreign fixed-
quality. These securities may be issued by companies or governments of          income securities.
emerging or developing countries, which may be less creditworthy. The risk that these companies or governments may not be able to make interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as the Series, and a  Typically, we use repurchase agreements as a short-
seller of securities in which the seller agrees to buy the securities back      term investment for the Series' cash position. In
within a specified time at the same price the buyer paid for them, plus an      order to enter into these repurchase agreements, the
amount equal to an agreed upon interest rate. Repurchase agreements are often   Series must have collateral of at least 102% of the
viewed as equivalent to cash.                                                   repurchase price. The Series may enter into
                                                                                repurchase agreements in which the collateral is any
                                                                                security in which it may invest, but normally uses
                                                                                U.S. government securities as collateral.

Restricted securities: Privately placed securities whose resale is restricted   We may invest in privately placed securities,
under securities law.                                                           including those that are eligible for resale only
                                                                                among certain institutional buyers without
                                                                                registration which are commonly known as Rule 144A
                                                                                Securities. Restricted securities that are
                                                                                determined to be illiquid may not exceed the
                                                                                Series' 10% limit on illiquid securities, which is
                                                                                described below.

Illiquid securities: Securities that do not have a ready market, and cannot be  We may invest up to 10% of net assets in illiquid
easily sold within seven days at approximately the price that a series has      securities, including repurchase agreements with
valued them.                                                                    maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may invest in preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Emerging Markets Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

                                                              Emerging Markets-5

The risks of investing   Investing in any mutual fund involves risk, including
   in Emerging Markets   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Emerging
                         Markets Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Emerging Markets Series
Market risk is the risk that all or a majority of the securities in a certain   We maintain a long-term investment approach and
market--like the stock or bond market--will decline in value because            focus on stocks we believe can appreciate over an
of factors such as economic conditions, future expectations or investor         extended time frame regardless of interim market
confidence.                                                                     fluctuations. In deciding what portion of the
                                                                                Series' portfolio should be invested in any
                                                                                individual country, we evaluate a variety of
                                                                                factors, including opportunities and risks relative
                                                                                to other countries. We can also somewhat reduce
                                                                                market risk by holding a diversified portfolio.

Industry and security risk is the risk that the value of securities in a        We typically hold a number of different securities
particular industry or the value of an individual stock or bond will            in a variety of sectors in order to minimize the
decline because of changing expectations for the performance of that            impact that a poorly performing security would have
industry or for the individual company issuing the stock or bond.               on the Series. This risk is more significant for the
                                                                                Series, which is a non-diversified fund.

Foreign risk is the risk that foreign securities may be adversely affected      We carefully evaluate the overall situations in the
by political instability (including governmental seizures or                    countries where we invest in an attempt to reduce
nationalization of assets), changes in currency exchange rates, foreign         these risks. We also tend to avoid markets where we
economic conditions or inadequate regulatory and accounting standards.          believe accounting principles or the regulatory
Foreign markets may also be less efficient, less liquid, have greater price     structure are too underdeveloped.
volatility, less regulation and higher transaction costs than U.S. markets.

Currency risk is the risk that the value of the Series' investments may be      The Series may try to hedge its currency risk by
negatively affected by changes in foreign currency exchange rates.              purchasing foreign currency exchange contracts. If
Adverse changes in exchange rates may reduce or eliminate any gains             the Series agrees to purchase or sell foreign
produced by investments that are denominated in foreign currencies and          securities at a pre-set price on a future date, the
may increase any losses.                                                        Series attempts to protect the value of a security
                                                                                it owns from future changes in currency rates. If
                                                                                the Series has agreed to purchase or sell a
                                                                                security, it may also use foreign currency exchange
                                                                                contracts to "lock-in" the security's price in terms
                                                                                of U.S. dollars or another applicable currency. The
                                                                                Series may use forward currency exchange contracts
                                                                                only for defensive or protective measures, not to
                                                                                enhance portfolio returns. However, there is no
                                                                                assurance that such a strategy will be successful.

                                                                                Another way in which we can protect against this
                                                                                risk is by holding stocks whose earnings are from
                                                                                exports or priced in U.S. dollars, so that a
                                                                                devaluation means unchanged U.S. dollar earnings
                                                                                (and higher local currency earnings).

Small company risk is the risk that prices of smaller companies may be          The Series may invest in small companies and would
more volatile than larger companies because of limited financial resources      be subject to this risk. We typically hold a number
or dependence on narrow product lines. Small company risk also comes            of different stocks in order to reduce the impact
from lower liquidity typically associated with small company stocks,            that one small company stock would have on the
which means the price may be affected by poorly executed trades, even if        Series. This risk is more significant for the
the underlying business of the company is unchanged.                            Series, which is a non-diversified fund.

Political risk is the risk that countries or the entire region where we         We carefully evaluate the political situations in
invest may experience political instability, which may cause greater            the countries where we invest and take into account
fluctuation in the value and liquidity of our investments due to changes        any potential risks before we select securities for
in currency exchange rates, governmental seizures or nationalization            the portfolio. We can also somewhat reduce political
of assets.                                                                      risk by holding a diversified portfolio. However,
                                                                                there is no way to eliminate political risk when
                                                                                investing internationally.

Emerging markets risk is the possibility that the risks associated with         Striving to manage this risk, the portfolio managers
international investing will be greater in emerging markets than in more        carefully screen securities within emerging markets
developed foreign markets because, among other things, emerging                 and attempt to consider material risks associated
markets may have less stable political and economic environments.               with an individual company or bond issuer. We cannot
                                                                                eliminate emerging market risk and consequently
                                                                                encourage shareholders to invest in this Series only
                                                                                if they have a long-term time horizon, over which
                                                                                the potential of individual securities is more
                                                                                likely to be realized.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Emerging Markets-6

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Emerging Markets Series
Inefficient market risk is the risk that foreign markets may be less            The Series will attempt to reduce these risks by
liquid, have greater price volatility, less regulation and higher transaction   investing in a number of different countries, and
costs than U.S. markets.                                                        noting trends in the economy, industries and
                                                                                financial markets.

Information risk is the possibility that foreign companies are subject to       The Series conducts a great deal of fundamental
different accounting, auditing and financial reporting standards than U.S.      research on the companies that it invests in rather
companies. There may be less information available about foreign issuers        than relying solely on information available through
than domestic issuers. Furthermore, regulatory oversight of foreign             financial reporting. We believe this will help us to
issuers may be less stringent or less consistently applied than in the          better uncover any potential weaknesses in
United States.                                                                  individual companies.

Non-diversified funds risk: Non-diversified investment companies have           The Series is a non-diversified fund as defined by
the flexibility to invest as much as 50% of their assets in as few as two       the Investment Company Act of 1940. Neverless, we
issuers with no single issuer accounting for more than 25% of the               typically hold securities from a variety of
portfolio. The remaining 50% of the portfolio must be diversified so that       different issuers representing a number of different
no more than 5% of a fund's assets is invested in the securities of a single    countries. We also perform extensive analysis on all
issuer. Because a non-diversified fund may invest its assets in fewer           securities, particularly those that represent a
issuers, the value of fund shares may increase or decrease more rapidly         larger percentage of portfolio assets.
than if the fund were fully diversified.

Foreign government securities risks relate to the ability of a foreign          The Series attempts to limit this risk by performing
government or government related issuer to make timely payments on its          credit analysis on the issuer of each security
external debt obligations.                                                      purchased. In addition, the Series attempts to
                                                                                reduce this risk by limiting the portion of net
                                                                                assets that may be invested in these securities.

                                                                                The Series also compares the risk-reward potential
                                                                                of foreign government securities being considered to
                                                                                that offered by equity securities to determine
                                                                                whether to allocate assets to equity or fixed-income
                                                                                investments.

Credit risk of high-yield, high risk fixed-income securities: Securities        The Series may invest up to 35% of its net assets in
rated lower than BBB by S&P and Baa by Moody's are considered to be of          high-yield, high risk foreign fixed-income
poor standing and predominantly speculative as to the issuer's ability to       securities.
repay interest and principal.
                                                                                We intend to limit our investment in any single
These bonds are often issued by less creditworthy companies or by highly        lower rated bond, which can help to reduce the
leveraged (indebted) firms, which are generally less able than more             effect of an individual default on the Series. We
financially stable firms to make scheduled payments of interest and             also intend to limit our overall holdings of bonds
principal. The risks posed by bonds issued under such circumstances are         in this category. Such limitations may not protect
substantial.                                                                    the Series from widespread bond defaults brought
                                                                                about by a sustained economic downturn or from
If there were a national credit crisis or an issuer were to become insolvent,   price declines that might result from changes in the
principal values could be adversely affected.                                   quality ratings of individual bonds.

Transaction costs risk: Costs of buying, selling and holding foreign            We strive to monitor transaction costs and to choose
securities, including brokerage, tax and custody costs, may be higher than      an efficient trading strategy for the Series.
those involved in domestic transactions.
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

                                                              Emerging Markets-7

Investment manager    The Series is managed by Delaware International Advisers
                      Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.19% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers    Clive A. Gillmore has primary responsibility for making
                      day-to-day investment decisions for Emerging Markets
                      Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert
                      Akester and Joshua H. Brooks.

                      Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing Emerging Markets Series since its inception.

                      Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

                      Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.



                                                              Emerging Markets-8

Who's who?            The following describes the various organizations involved with managing, administering, and servicing the Series.

                      Board of trustees
                      A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                      Investment manager
                      Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

                      An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                      Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

                      Portfolio managers
                      Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How We Manage the Series" for information about the portfolio managers of the Series.

                      Distributor
                      Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                      Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                      Custodian
                      The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                      Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                              Emerging Markets-9

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each Class is identical except that Service
                      Class has a distribution plan or "rule 12b-1". The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                      A significant portion of the portfolio securities of the Emerging Markets Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.


                                                             Emerging Markets-10

       Dividends,     Dividends and capital gain distributions, if any, are
distributions and     distributed annually. We automatically reinvest all
            taxes     dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.



                                                             Emerging Markets-11

Financial highlights




                                                                                                          Emerging Markets Series(1)
------------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                       Period 5/1/97(2)
highlights table is                                                                       Year Ended 12/31                   through
intended to help you                                                                   1999             1998                12/31/97
understand the Series'      --------------------------------------------------------------------------------------------------------
financial performance.         Net asset value, beginning of period                    $5.810           $8.880             $10.000
The total returns in the
table represent the rate       Income (loss) from investment operations
that an investor would
have earned or lost on         Net investment income(3)                                 0.126            0.171               0.060
an investment in the
Series (assuming               Net realized and unrealized gain (loss) on investments
reinvestment of all             and foreign currencies                                  2.597           (2.991)             (1.180)
dividends and                                                                         -------         --------            --------
distributions). All "per       Total from investment operations                         2.723           (2.820)             (1.120)
share" information                                                                    -------         --------            --------
reflects financial results     Less dividends and distributions
for a single Series
share. This information        Dividends from net investment income                    (0.133)          (0.030)               none
has been audited by
Ernst & Young LLP,             Distributions from net realized gain on investments       none           (0.220)               none
whose report, along                                                                   -------         --------            --------
with the Series'               Total dividends and distributions                       (0.133)          (0.250)               none
financial statements, is                                                              -------         --------            --------
included in the Series'        Net asset value, end of period                          $8.400           $5.810              $8.880
annual report, which is                                                               =======         ========            ========
available upon request         Total return(4)                                         48.28%          (32.48%)            (11.20%)
by calling 800.523.1918.
                               Ratios and supplemental data

                               Net assets, end of period (000 omitted)                $13,349           $5,356              $5,776

                               Ratio of expenses to average net assets                  1.47%            1.50%               1.50%

                               Ratio of expenses to average net assets
                                prior to expense limitation and expenses paid
                                indirectly                                              1.53%            1.67%               2.45%

                               Ratio of net investment income to average net assets     1.88%            2.34%               0.89%

                               Ratio of net investment income (loss) to average
                                net assets prior to expense limitation and
                                expenses paid indirectly                                1.82%            2.17%              (0.06%)

                               Portfolio turnover                                         20%              38%                 48%
                               ---------------------------------------------------------------------------------------------------
                               (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                               (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                               (3) Per share information was based on the average shares outstanding method.
                               (4) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                             Emerging Markets-12

Delaware Group
Premium Fund          Additional information about the Series' investments is
                      available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                      Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                      Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                      Street, Philadelphia, PA 19103, or call toll-free
                      800.523.1918.

                      You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.






                      Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                               Global Bond Series
                                 Service Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Global Bond Series                                              1
 .................................................................
How we manage the Series                                   page 3
Our investment strategies                                       3
The securities we typically invest in                           3
The risks of investing in Global Bond Series                    6
Investment manager                                              8
Portfolio managers                                              8
Fund administration (Who's who)                                 9

 .................................................................
Important information about

   the Series                                             page 10
Share classes                                                  10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             10
 .................................................................
Financial highlights                                      page 11

Profile: Global Bond Series

What are the Series' goals?

   Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series w Investors with long-term financial goals.

o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

o  Investors seeking a measure of capital appreciation.

Who should not invest in the Series

o  Investors with short-term financial goals.

o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

                                                                  Global Bond-1

How has Global Bond Series performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in Global Bond Series. We show how returns have varied over the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -1.74%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.25% for the quarter ended September 30, 1998 and its lowest quarterly return was -3.07% for the quarter ended March 31, 1997.

                                  [BAR CHART]

                                                      Year-by-year total return

1997                     1998                     1999
----                     ----                     ----
0.88%                    7.82%                   -3.06%

                             Average annual returns for periods ending 12/31/99


                               Global Bond Series    Salomon Smith Barney World
                                   Standard Class         Government Bond Index

   1 year                               -3.60%                      -5.07%
   Since inception (5/2/96)              4.43%                       4.45%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


                                                                   Global Bond-2

How we manage the Series

Global Bond Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o  foreign and U.S. government securities;

o  debt obligations of foreign and U.S. companies;

o  debt securities of supranational entities;

o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; w zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. If we anticipate a declining interest rate environment; however, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we    Fixed-income securities offer the potential for greater
typically invest in    income payments than stocks, and also may provide
                       capital appreciation.

---------------------------------------------------------------------------------------------------------------------------------
            Securities                                                                 How we use them
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign     Global Bond Series may invest in corporate bonds, generally those
corporations.                                                   rated A or better by S&P or Moody's or if unrated, determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

Foreign government securities: Debt obligations issued by a     The Series will generally invest in securities issued by foreign
government other than the United States or by an agency,        governments, their agencies, instrumentalities or political
instrumentality or political subdivision of such governments.   subdivisions that are rated AAA or AA by S&P or Aaa or Aa by
                                                                Moody's or, if unrated, considered to be of comparable quality. We may invest a portion of the Series' assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities rated below investment grade.

U.S. government securities: Securities issued or guaranteed     The Series may invest a significant portion of its assets in U.S.
by the U.S. government or issued by an agency or                government securities. It will invest only in U.S. government
instrumentality of the U.S. government.                         obligations, including bills, notes and bonds that are issued or guaranteed as to the payment of principal and interest by the U.S.
                                                                government and securities of U.S. government agencies or
                                                                instrumentalities that are backed by the full faith and credit of the United States.
---------------------------------------------------------------------------------------------------------------------------------



Global Bond-3

---------------------------------------------------------------------------------------------------------------------------------
            Securities                                                                 How we use them
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,                     Global Bond Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by                securities. The Series may hold investment company
purchasing shares of investment companies that in turn                securities if we believe the country offers good investment
invest in the securities of such countries.                           opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                      companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency             The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell          and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that            given country may be denominated in the currency of another
is set at the time of the contract. The future date may be            country or in multinational currency units such as the Euro.
any number of days from the date of the contract as agreed
by the parties involved.                                              Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                      currencies into U.S. dollars on a daily basis. The Series
                                                                      will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                      exchange transactions. The Series may conduct its foreign
                                                                      currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                      The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                      current security or currency holdings. It may also use
                                                                      forward contracts if it has agreed to sell a security and
                                                                      wants to "lock-in" the price of that security, in terms of
                                                                      U.S. dollars. Investors should be aware of the costs of
                                                                      currency conversion. The Series will not use forward
                                                                      contracts for speculative purposes.

Supranational entities: Debt securities of supranational              The Series may invest a significant portion of its assets in
entities may be denominated in any currency. These                    debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

Zero coupon bonds: Zero coupon bonds are debt obligations             The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.

Brady Bonds: These are debt securities issued under the               Global Bond Series may invest in Brady Bonds. We believe
framework of the Brady Plan, an initiative for debtor                 that the economic reforms undertaken by countries in
nations to restructure their outstanding external                     connection with the issuance of Brady Bonds can make the
indebtedness (generally, commercial bank debt). Brady Bonds           debt of countries that have issued or have announced plans
tend to be of lower quality and more speculative than                 to issue these bonds a viable opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities             Global Bond Series may invest a portion of its assets in
that are rated lower than BBB by S&P or Baa by Moody's, or            these securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are            Series may enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is any security in which it may invest, but
---------------------------------------------------------------------------------------------------------------------------------

                                                                  Global Bond-4

---------------------------------------------------------------------------------------------------------------------------------
            Securities                                                                 How we use them
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
---------------------------------------------------------------------------------------------------------------------------------


The Series may also invest in futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Global Bond Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series anticipates that its annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.



                                                                  Global Bond-5

The risks of investing  Investing in any mutual fund involves risk, including in Global Bond Series  the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                           How we strive to manage them
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                  portion of the Series' portfolio should be invested in any
confidence.                                                           individual country, we evaluate a variety of factors,
                                                                      including opportunities and risks relative to other
                                                                      countries. As part of the Series' principal investment
                                                                      strategy, the Series may invest in securities that generally have relatively less market risk.

Industry and security risk is the risk that the value of              We typically hold a number of different securities in a
securities in a particular industry or the value of an                variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing             poorly performing security would have on the Series. This
expectations for the performance of that industry or for the          risk is more significant for the Series, which is a
individual company issuing the stock or bond.                         non-diversified fund.

Interest rate risk is the risk that securities, particularly          Interest rate risk is a significant risk for Global Bond
bonds with longer maturities, will decrease in value if               Series. In an attempt to manage interest rate risk, we
interest rates rise.                                                  adjust the Series' average weighted maturity based on our
                                                                      view of interest rates. The Series' average weighted
                                                                      maturity will generally be in the five-to-ten year range.
                                                                      When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we
                                                                      anticipate that interest rates will rise, we may shorten the average maturity to less than five years.

Currency risk is the risk that the value of a series'                 The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign          foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates            purchase or sell foreign securities at a pre-set price on a
may reduce or eliminate any gains produced by investments             future date, the Series attempts to protect the value of a
that are denominated in foreign currencies and may increase           security it owns from future changes in currency rates. If
any losses.                                                           the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                      the security's price in terms of U.S. dollars or another
                                                                      applicable currency. The Series may use forward currency
                                                                      exchange contracts only for defensive or protective
                                                                      measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

Political risk is the risk that countries or the entire               We evaluate the political situations in the countries where
region where we invest may experience political instability.          we invest and take into account any potential risks before
This may cause greater fluctuation in the value and                   we select securities for the portfolio. However, there is no
liquidity of our investments due to changes in currency               way to eliminate political risk when investing
exchange rates, governmental seizures or nationalization of           internationally.
assets.

Emerging market risk is the possibility that the risks                Striving to manage this risk, the portfolio managers
associated with international investing will be greater in            carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets               attempt to consider material risks associated with an
because, among other things, emerging markets may have less           individual company or bond issuer. We cannot eliminate
stable political and economic environments.                           emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk is the risk that foreign markets may          The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                   in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.            economy, industries and financial markets.

                                                                      The Series will also perform credit analysis in an attempt to reduce these risks.
---------------------------------------------------------------------------------------------------------------------------------

                                                                  Global Bond-6

---------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                           How we strive to manage them
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------

Information risk is the risk that foreign companies may be            We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial               in rather than relying solely on information available
reporting standards than U.S. companies. There may be less            through financial reporting. We believe this will help us to
information available about foreign issuers than domestic             better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign                 companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: Non-diversified investment                Global Bond Series is a non-diversified fund as defined by
companies have the flexibility to invest as much as 50% of            the Investment Company Act of 1940. Nevertheless, we
their assets in as few as two issuers with no single issuer           typically hold securities from a variety of different
accounting for more than 25% of the portfolio. The remaining          issuers, representing a number of different countries. We
50% of the portfolio must be diversified so that no more              also perform extensive analysis on all securities,
than 5% of a fund's assets is invested in the securities of           particularly those that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest            portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.

Foreign government and supranational securities risk relates          The Series will attempt to limit this risk by performing
to the ability of a foreign government or government related          credit analysis on the issuer of each security purchased.
issuer to make timely payments on its external debt
obligations.                                                          The Series attempts to reduce the risks associated with
                                                                      investing in foreign governments by focusing on bonds rated within the two highest rating categories.

Credit risk of high-yield, high risk fixed-income                     The Series may invest a portion of its assets in these
securities: Securities rated lower than BBB by S&P and Baa            securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and                  lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to               individual default on the Series. We also intend to limit
repay interest and principal.                                         our overall holdings of bonds in this category. Such
                                                                      limitations may not protect the Series from widespread bond
These bonds are often issued by less creditworthy companies           defaults brought about by a sustained economic downturn or
or by highly leveraged (indebted) firms, which are generally          from price declines that might result from changes in the
less able than more financially stable firms to make                  quality ratings of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction cost risk: Costs of buying, selling and holding           We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody              efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
---------------------------------------------------------------------------------------------------------------------------------

                                                         Global Bond-7

Investment manager    The Series is managed by Delaware International Advisers
                      Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers    Christopher A. Moth and Joanna Bates have primary
                      responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

                      Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing the in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Series in January 1997. Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

                      David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.


                                                                   Global Bond-8

Who's who?            The following describes the various organizations involved with managing, administering, and servicing the Series.


                      Board of trustees
                      A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                      Investment manager
                      Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

                      An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                      Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                      Portfolio managers
                      Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                      Distributor
                      Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                      Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                      Custodian
                      The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                      Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.



                                                                   Global Bond-9

Important information about the Series

       Share classes     The Series has two classes of shares, Standard Class
                         and Service Class. Each Class is identical except that Service Class has a distribution plan or "rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


        Purchase and     Shares are sold only to separate accounts of life
redemption of shares     companies at net asset value. (See "Valuation of
                         shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

 Valuation of shares     The price you pay for shares will depend on when we
                         receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                         We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                         A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

       Dividends,        Dividends and capital gain distributions, if any, are
distributions and        distributed annually.
            taxes
                         We automatically reinvest all dividends and any capital gains.

                         The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                         Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


                                                                  Global Bond-10

Financial highlights

                                                                                                            Global Bond Series(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Period
                                                                                                                        5/2/962
                                                                                           Year Ended 12/31             through
                                                                                   1999       1998         1997         12/31/96
                         --------------------------------------------------------------------------------------------------------
The financial            Net asset value, beginning of period                   $ 10.680    $ 10.500       $ 10.960     $10.000
highlights table
is intended to help      Income (loss) from investment operations
you understand the
Series' financial        Net investment income(3)                                  0.576       0.608          0.636       0.339
performance. The
total returns in         Net realized and unrealized gain (loss)
the table represent      on investments  and foreign currencies                   (0.950)      0.182         (0.551)      0.831
the rate that an                                                                --------    --------       --------     -------
investor would have      Total from investment operations                         (0.374)      0.790          0.085       1.170
earned or lost on an                                                            --------    --------       --------     -------
investment in the
Series (assuming         Less dividends and distributions
reinvestment of all
dividends and            Dividends from net investment income                     (0.514)     (0.600)        (0.460)     (0.210)
distributions). All
"per share" information  Distributions from net realized gain on
reflects financial       investments                                              (0.062)     (0.010)        (0.085)       none
results for a single                                                            --------    --------       --------     -------
Series share. This       Total dividends and distributions                        (0.576)     (0.610)        (0.545)     (0.210)
information has been                                                            --------    --------       --------     -------
audited by Ernst &       Net asset value, end of period                         $  9.730    $ 10.680       $ 10.500     $10.960
Young LLP, whose                                                                ========    ========       ========     =======
report, along with       Total return(4)                                           (3.60%)      7.82%(5)       0.88%(5)   11.79%(5)
the Series' financial
statements, is included  Ratios and supplemental data
in the Series'
annual report, which     Net assets, end of period (000 omitted)                 $20,231     $21,711        $16,876      $9,471
is available upon
request by calling       Ratio of expenses to average net assets                    0.85%       0.83%          0.80%       0.80%
800.523.1918.
                         Ratio of expenses to average net assets prior
                            to expense limitation and expenses paid indirectly      0.85%       0.92%          1.08%       1.19%

                         Ratio of net investment income to average net assets       5.64%       5.83%          6.03%       6.51%

                         Ratio of net investment income to average net assets
                            prior to expense limitation and expenses paid
                            indirectly                                              5.64%       5.74%          5.75%       6.12%

                         Portfolio turnover                                          100%         79%            97%         56%
                         -------------------------------------------------------------------------------------------------------
                         (1) The financial highlights data are derived from data of the Series' Standard
                             Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at
                             0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.

                         (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                         (3) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.

                         (4) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                         (5) Total return reflects expense limitations in effect for the Series.

                                                                  Global Bond-11

Delaware Group    Additional information about the Series' investments is
Premium Fund      available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current
                  Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                  Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market
                  Street, Philadelphia, PA 19103, or call toll-free
                  800.523.1918.

                  You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.




                  Investment Company Act File No. 811-5162



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London


                                 Delaware Group
                                  Premium Fund

                            Growth and Income Series

                                 Service Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Growth and Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Growth and Income Series                                        1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           2
The risks of investing in Growth and Income Series              3
Investment manager                                              4
Portfolio manager                                               4
Fund administration (Who's who)                                 5

 .................................................................
Important information about
   the Series                                              page 6
Share classes                                                   6
Purchase and redemption of shares                               6
Valuation of shares                                             6
Dividends, distributions and taxes                              6
 .................................................................
Financial highlights                                       page 7

Profile: Growth and Income Series

What are the Series' goals?
          The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500 Index, we generally sell that stock.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking long-term capital appreciation.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series

o  Investors seeking an investment primarily in fixed-income securities.

o  Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

How has Growth and Income Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of -5.97%. During the periods illustrated in this bar chart, Growth and Income Series' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -15.79% for the quarter ended September 30, 1990.


                                                       Year-by-year total return

                                                                     [BAR CHART]

    1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
   -13.31%   22.32%     8.83%    15.45%    -0.20%    36.12%    20.72%    31.00%    11.35%    -2.98%


                             Average annual returns for periods ending 12/31/99


                                 Growth and Income            S&P 500 Composite
                              Series Standard Class           Stock Price Index

   1 year                            -2.98%                       21.03%
   5 years                           18.39%                       28.54%
   10 years                          11.95%                       18.19%




Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                             Growth and Income-1

How we manage the Series

Growth and Income Series

Our investment strategies

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

Growth and Income Series uses the same investment strategy as Delaware Growth and Income Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.



------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                   How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Growth and Income Series
Common stocks: Securities that represent shares of ownership           Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                      in dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by            We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated            we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles             U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series' must have
the same price the buyer paid for them, plus an amount equal           collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are             Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                    the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities are privately placed securities whose resale is restricted under securities law.

Illiquid securities are securities that do not have a ready            We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                 securities. For this Series, the 10% limit includes
approximately the price that a series has valued them.                 restricted securities such as privately placed securities
                                                                       that are eligible for resale only among certain
                                                                       institutional buyers without registration, which are
                                                                       commonly known as "Rule 144A Securities" and repurchase
                                                                       agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

                                                             Growth and Income-2

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth and Income Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
         in Growth and   the risk that you may receive little or no return on
         Income Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth and Income
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Growth and Income Series
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and generally do not
confidence.                                                            trade for short-term purposes.

Industry and security risk is the risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                 one industry and in any individual security. We also follow
individual stock or bond will decline because of changing              a rigorous selection process designed to identify
expectations for the performance of that industry or for the           undervalued securities before choosing securities for the
individual company issuing the stock or bond.                          portfolio.

Foreign risk is the risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including                 portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes           Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or             directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign                they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                  a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Growth and Income-3

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager     John B. Fields has primary responsibility for making
                      day-to-day investment decisions for Growth and Income
                      Series.

                      John B. Fields, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerical Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.


                                                             Growth and Income-4

Who's who?   The following describes the various organizations involved with managing, administering, and servicing the Series.

             Board of trustees
             A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

             Investment manager
             Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

             An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

             Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

             Portfolio managers
             Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

             Distributor
             Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

             Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

             Custodian
             The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

             Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                             Growth and Income-5

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each Class is identical except that Service Class has a distribution plan or "rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of
             shares   shares.") Redemptions will be effected by the separate
                      accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                      Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,   Dividends, if any, are paid quarterly. Capital gain
  distributions and   distributions, if any, normally will be made following
              taxes   the close of the fiscal year.

                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

              EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

                                                             Growth and Income-6

Financial highlights

                                                                                                     Growth and Income Series(1)
--------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                    Year Ended 12/31
highlights table is                                                                   1999     1998      1997      1996      1995
intended to help you     --------------------------------------------------------------------------------------------------------
understand the Series'   Net asset value, beginning of year                        $19.420  $18.800   $15.980   $14.830   $11.480
financial performance.
The total returns in     Income (loss) from investment operations
the table represent
the rate that an         Net investment income                                       0.323    0.361     0.324     0.377     0.416
investor would have
earned or lost on an     Net realized and unrealized gain (loss) on investments     (0.882)   1.636     4.216     2.398     3.574
investment in the                                                                  -------  -------   -------   -------   -------
Series (assuming         Total from investment operations                           (0.559)   1.997     4.540     2.775     3.990
reinvestment of all                                                                -------  -------   -------   -------   -------
dividends and
distributions). All      Less dividends and distributions
"per share"
information reflects     Dividends from net investment income                       (0.361)  (0.327)   (0.370)   (0.420)   (0.430)
financial results for
a single Series share.   Distributions from net realized gain on investments        (1.480)  (1.050)   (1.350)   (1.205)   (0.210)
This information has                                                               -------  -------   -------   -------   -------
been audited by Ernst
& Young LLP, whose       Total dividends and distributions                          (1.841)  (1.377)   (1.720)   (1.625)   (0.640)
report, along with the                                                             -------  -------   -------   -------   -------
Series' financial
statements, is           Net asset value, end of year                              $17.020  $19.420   $18.800   $15.980   $14.830
included in the                                                                    =======  =======   =======   =======   =======
Series' annual report,
which is available       Total return(2)                                            (2.98%)  11.35%    31.00%    20.72%    36.12%
upon request by
calling 800.523.1918.    Ratios and supplemental data

                         Net assets, end of period (000 omitted)                  $501,928 $579,907  $401,402  $166,647  $109,003

                         Ratio of expenses to average net assets                     0.71%    0.71%     0.71%     0.67%     0.69%

                         Ratio of net investment income to average net assets        1.75%    2.00%     2.02%     2.66%     3.24%

                         Portfolio turnover                                            92%     81%        54%       81%       85%

                        (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual
                            12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.

                        (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

                                                            Growth and Income-7

                       This page intentionally left blank

Delaware Group   Additional information about the Series' investments is
Premium Fund     available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional
                 Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818
                 Market Street, Philadelphia, PA 19103, or call toll-free
                 800.523.1918.

                 You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                 Investment Company Act File No. 811-5162




DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                 DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London


                                Delaware Group
                                 Premium Fund

                          Growth Opportunities Series
                           (formerly DelCap Series)

                                 Service Class

                              1818 Market Street,
                            Philadelphia, PA 19103

                            Prospectus May 1, 2000

This Prospectus offers the Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Profile                                                    page 1
Growth Opportunities Series                                     1
 .................................................................
How we manage the Series                                   page 2
Our investment strategies                                       2
The securities we typically invest in                           3
The risks of investing in Growth Opportunities Series           4
Investment manager                                              6
Portfolio managers                                              6
Fund administration (Who's who)                                 7

 .................................................................
Important information about
   the Series                                              page 8
Share classes                                                   8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              9
 .................................................................
Financial highlights                                      page 10

Profile: Growth Opportunities Series (formerly DelCap Series)

What are the Series' goals?
          Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of medium-size companies. These are generally considered to be stocks with market capitalizations between $2 billion and $10 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Growth Opportunities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Growth Opportunities Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Growth Opportunities Series. We show how returns have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%), Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the l2b-1 fee.

As of March 31, 2000, the Class had a year-to-date return of 22.52%. During the periods illustrated in this bar chart, the Class, highest quarterly return was 46.48% for the quarter ended December 31, 1999 and its lowest quarterly return was -16.07% for the quarter ended September 30, 1998.

                                                       Year-by-year total return

                                                                     [BAR CHART]


   1992      1993      1994      1995      1996      1997      1998      1999
   ----      ----      ----      ----      ----      ----      ----      ----
   1.99%    11.56%    -3.54%    29.53%    14.46%    14.90%    18.81%    62.94%


                                           Growth                     Russell
                                     Opportunities Series          Midcap Growth
                                       Standard Class                  Index

   1 year                                  62.94%                      51.29%
   5 years                                 26.95%                      28.02%
   Since Inception (7/12/91)               17.75%                      20.18%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee

The Series returns are compared to the performance of the Russell Midcap Growth Index. Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                          Growth Opportunities-1

How we manage the Series

Growth Opportunities Series

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those with market capitalizations between $2 billion and $10 billion.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o  a history of high earnings-per-share growth;

o  expectations for future earnings growth that are either high or accelerating;

o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

o  a discounted cash flow that is high relative to other stocks; or

o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o  the financial strength of the company;

o  the expertise of its management;

o  the growth potential of the company within its industry; and

o  the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

                                                          Growth Opportunities-2

The securities we        Stocks offer investors the potential for capital
typically invest in      appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                         Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Growth Opportunities Series
Common stocks: Securities that represent shares of ownership           Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                      stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by            We may hold ADRs when we believe they offer greater
a U.S. bank that represent the bank's holdings of a stated             appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are             Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                    the collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities              We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted             securities. For this Series, the 10% limit includes
under securities law.                                                  restricted securities such as privately placed securities
                                                                       that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready            institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                 commonly known as "Rule 144A Securities" and repurchase
approximately the price that a series has valued them.                 agreements with maturities of over seven days.

Options: Options represent a right to buy or sell a security           If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future             protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go           We might use options to neutralize the effect of any price
through with the transaction.                                          declines, without selling the security. We might also use
                                                                       options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the              without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on            might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the           to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security            We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling            so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                       Use of these strategies can increase the operating costs of
Options are generally considered to be derivative                      the Series and can lead to loss of principal.
securities.
------------------------------------------------------------------------------------------------------------------------------------





                                                          Growth Opportunities-3

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Growth Opportunities Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by an NRSRO. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
             in Growth   the risk that you may receive little or no return on
  Opportunities Series   your investment, and the risk that you may lose part or
                         all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Growth
                         Opportunities Series. Please see the Statement of
                         Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth Opportunities Series
Market risk is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and though we may
confidence.                                                            hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of               We limit the amount of Growth Opportunities Series' assets
securities in a particular industry or the value of an                 invested in any one industry and in any individual security.
individual stock or bond will decline because of changing              We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the           securities and continuously monitor them while they remain
individual company issuing the stock.                                  in the portfolio.
------------------------------------------------------------------------------------------------------------------------------------


                                                          Growth Opportunities-4

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Growth Opportunities Series
Small- and medium-size company risk is the risk that prices            Though the Series may invest in small companies, our focus
of smaller companies may be more volatile than larger                  is on medium-size companies. We believe medium-size
companies because of limited financial resources or                    companies, in general, are more stable than smaller
dependence on narrow product lines.                                    companies and involve less risk due to their larger size,
                                                                       greater experience and more extensive financial resources.
                                                                       Nonetheless, medium-size companies have many of the same
                                                                       risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

Interest rate risk is the risk that securities will decrease           We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                 flow to determine the company's ability to finance future
associated with bonds; however, because small- and                     expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their             interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                   consideration before the stock is purchased.
interest rates.

Options risk is the possibility that a series may experience           We will not use options for speculative reasons. We may use
a loss if it employs an options strategy related to a                  options to protect gains in the portfolio without actually
security or a market index and that security or index moves            selling a security. We may also use options to quickly
in the opposite direction from what the manager anticipated.           invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce           invested.
any benefit or increase any loss that a fund gains from
using the strategy.

Foreign risk is the risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including                 portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes           American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or             are generally denominated in U.S. dollars and traded on a
inadequate regulatory and accounting standards. Foreign                U.S. exchange.
markets may also be less efficient, less liquid, have
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------


                                                          Growth Opportunities-5

Investment manager    The Series is managed by Delaware Management Company.
                      Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers    Gerald S. Frey has primary responsibility for making
                      day-to-day investment decisions for Growth Opportunities
                      Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John
                      A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori
                      P. Wachs.

                      Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

                      Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                      John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                      Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                      Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                      Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                          Growth Opportunities-6

Who's who?  The following describes the various organizations involved with managing, administering, and servicing the Series.

             Board of trustees
             A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

             Investment manager
             Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

             An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

             Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

             Portfolio managers
             Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

             Distributor
             Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

             Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

             Custodian
             The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

             Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                          Growth Opportunities-7

Important information about the Series

       Share classes  The Series has two classes of shares, Standard Class and
                      Service Class. Each Class is identical except that Service Class has a distribution plan or "rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


        Purchase and   Shares are sold only to separate accounts of life
       redemption of   companies at net asset value. (See "Valuation of
              shares   shares.") Redemptions will be effected by the separate
                       accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                      Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                                                        Growth Opportunities-8

       Dividends,     Dividends and capital gain distributions, if any, are
distributions and     distributed annually.
            taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.


           EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.



                                                         Growth Opportunities-9

Financial highlights

                                                                                                   Growth Opportunities Series(1)
                                                                                                         (formerly DelCap Series)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year Ended 12/31
                                                                                  1999      1998       1997       1996       1995
The financial             -------------------------------------------------------------------------------------------------------
highlights table          Net asset value, beginning of year                   $18.550   $17.270    $15.890    $15.130    $11.750
is intended to
help you                  Income (loss) from investment operations
understand the
Series' financial         Net investment income (loss)(2)                       (0.055)   (0.026)    (0.010)    (0.015)     0.072
performance. The
total returns in          Net realized and unrealized gain on investments       11.055     2.901      2.260      2.030      3.378
the table represent                                                            -------   -------    -------    -------    -------
the rate that an          Total from investment operations                      11.000     2.875      2.250      2.015      3.450
investor would have                                                            -------   -------    -------    -------    -------
earned or lost on an      Less dividends and distributions
investment in the
Series (assuming          Dividends from net investment income                    none      none       none     (0.070)    (0.070)
reinvestment of all
dividends and             Distributions from net realized gain on investments   (1.000)   (1.595)    (0.870)    (1.185)      none
distributions). All                                                            -------   -------    -------    -------    -------
"per share"               Total dividends and distributions                     (1.000)   (1.595)    (0.870)    (1.255)    (0.070)
information reflects                                                           -------   -------    -------    -------    -------
financial results for     Net asset value, end of year                         $28.550   $18.550    $17.270    $15.890    $15.130
a single Series share.                                                         =======   =======    =======    =======    =======
This information has      Total return(3)                                       62.94%    18.81%(4)  14.90%(4)  14.46%(4)  29.53%(4)
been audited by Ernst &
Young LLP, whose report,  Ratios and supplemental data
along with the Series'
financial statements,     Net assets, end of period (000 omitted)             $216,062  $130,548   $110,455    $79,900    $58,123
is included in the
Series' annual report,    Ratio of expenses to average net assets                0.82%     0.80%      0.80%      0.80%      0.80%
which is available
upon request by           Ratio of expenses to average net assets
calling 800.523.1918.        prior to expense limitation and expenses
                             paid indirectly                                     0.82%     0.86%      0.87%      0.82%      0.85%

                          Ratio of net investment income (loss) to
                             average net assets                                 (0.27%)   (0.16%)    (0.06%)    (0.11%)     0.61%

                          Ratio of net investment income (loss) to average
                             net assets prior to expense limitation and
                             expenses paid indirectly                           (0.27%)   (0.22%)    (0.13%)    (0.13%)     0.56%

                          Portfolio turnover                                      132%      142%       134%        85%        73%

                          (1) The financial highlights data are derived from data of the Series' Standard
                              Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at
                              0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                          (2) Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                          (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                          (4) Total return reflects expense limitations in effect for the Series.

                                                        Growth Opportunities-10

Delaware Group         Additional information about the Series' investments is
Premium Fund           available in the Series' Annual and Semi-Annual Reports
                       to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                       You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.



                       Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                           International Equity Series

                                  Service Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the International Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                   page 1
International Equity Series                                                    1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in International Equity Series                          5
Investment manager                                                             6
Portfolio managers                                                             6
Fund administration (Who's who)                                                7

 ................................................................................
Important information about
   the Series                                                             page 8
Share classes                                                                  8
Purchase and redemption of shares                                              8
Valuation of shares                                                            8
Dividends, distributions and taxes                                             9
 ................................................................................
Financial highlights                                                     page 10

Profile: International Equity Series

What are the Series' goals?
   The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for a portfolio of equity securities from foreign countries.

o Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series w Investors with short-term financial goals.

o Investors who are unwilling to accept the risks of investing in foreign securities.

o Investors looking for an investment that provides a high level of income.


                                                          International Equity-1

How has International Equity Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in International Equity Series. We show how returns have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

As of March 31, 2000, the Class had a year-to-date return of -5.52%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 14.44% for the quarter ended December 31, 1998 and its lowest quarterly return was -14.24% for the quarter ended September 30, 1998.

Year-by-year total return

                                  [BAR CHART]
1993        1994        1995        1996        1997        1998        1999
----        ----        ----        ----        ----        ----        ----
15.97%      2.57%      13.98%      20.03%       6.60%      10.33%      15.76%


                              Average annual returns for periods ending 12/31/99

                               International Equity
                                     Series              Morgan Stanley Capital
                                 Standard Class         International EAFE Index

   1 year                            15.76%                      27.30%
   5 years                           13.24%                      13.15%
   Since inception (10/29/92)        11.77%                      14.90%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 20 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                          International Equity-2

How we manage the Series

International Equity Series
Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Spain and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

International Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we     Stocks offer investors the potential for capital
typically invest in   appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         International Equity Series
Common stocks: Securities that represent shares of ownership in a               The Series will invest its assets in common stocks,
corporation. Stockholders participate in the corporation's profits and          some of which will be dividend-paying stocks.
losses, proportionate to the number of shares they own.

Investment company securities: In some countries, investments by                International Equity Series may hold closed-end
U.S. mutual funds are generally made by purchasing shares of investment         investment company securities if we believe the
companies that in turn invest in the securities of such countries.              country offers good investment opportunities. These
                                                                                investments involve an indirect payment of a portion
                                                                                of the expenses of the other investment companies,
                                                                                including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------

                                                          International Equity-3

------------------------------------------------------------------------------------------------------------------------------------
                                Securities                                                    How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         International Equity Series
Foreign currency transactions: A forward foreign currency exchange              The Series may invest in securities issued in any
contract involves an obligation to purchase or sell a specific currency on a    currency and hold foreign currency. Securities of
fixed future date at a price that is set at the time of the contract. The       issuers within a given country may be denominated in
future date may be any number of days from the date of the contract as          the currency of another country or in multinational
agreed by the parties involved.                                                 currency units such as the Euro.

                                                                                Although the Series values its assets daily in U.S.
                                                                                dollars, its does not intend to convert its holdings
                                                                                of foreign currencies into U.S. dollars on a daily
                                                                                basis. The Series will, however, from time to time,
                                                                                purchase or sell foreign currencies and/or engage in
                                                                                forward foreign currency exchange transactions. The
                                                                                Series may conduct its foreign currency transactions
                                                                                on a cash basis at the rate prevailing in the
                                                                                foreign currency exchange market or through a
                                                                                forward foreign currency exchange contract or
                                                                                forward contract.

                                                                                The Series may use forward contracts for defensive
                                                                                hedging purposes to attempt to protect the value of
                                                                                the Series' current security or currency holdings.
                                                                                It may also use forward contracts if it has agreed
                                                                                to sell a security and wants to "lock-in" the price
                                                                                of that security, in terms of U.S. dollars.
                                                                                Investors should be aware of the costs of currency
                                                                                conversion. The Series will not use forward
                                                                                contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary                        The Series may invest in sponsored and unsponsored
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are                ADRs, EDRs and GDRs, generally focusing on those
receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and         whose underlying securities are issued by foreign
GDRs are receipts issued by a depositary outside of the U.S. (usually a         entities.
non-U.S. bank or trust company or a foreign branch of a U.S. bank).
Depositary receipts represent an ownership interest in an underlying            To determine whether to purchase a security in a
security that is held by the depositary. Generally, the holder of the           foreign market or through depositary receipts, we
depositary receipt is entitled to all payments of interest, dividends or        evaluate the price levels, the transaction costs,
capital gains that are made on the underlying security.                         taxes and administrative costs involved with each
                                                                                security to identify the most efficient choice.

Restricted securities: Privately placed securities whose resale is              We may invest in privately placed securities,
restricted under securities law.                                                including those that are eligible for resale only
                                                                                among certain institutional buyers without
                                                                                registration which are commonly known as Rule 144A
                                                                                Securities. Restricted securities that are
                                                                                determined to be illiquid may not exceed the Series'
                                                                                10% limit on illiquid securities, which is described
                                                                                below.

Illiquid securities: Securities that do not have a ready market, and            We may invest up to 10% of net assets in illiquid
cannot be easily sold within seven days at approximately the price that a       securities, including repurchase agreements with
series has valued them.                                                         maturities of over seven days.

Repurchase agreements: An agreement between a buyer, such as the                Typically, we use repurchase agreements as a short-
Series, and a seller of securities in which the seller agrees to buy the        term investment for the Series' cash position. In
securities back within a specified time at the same price the buyer paid for    order to enter into these repurchase agreements, the
them, plus an amount equal to an agreed upon interest rate. Repurchase          Series must have collateral of at least 102% of the
agreements are often viewed as equivalent to cash.                              repurchase price. The Series may enter into
                                                                                repurchase agreements in which the collateral is any
                                                                                security in which it may invest, but normally uses
                                                                                U.S. government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

                                                          International Equity-4

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, International Equity Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing  Investing in any mutual fund involves risk, including in International  the risk that you may receive little or no return on
         Equity Series  your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         International Equity Series
Market risk is the risk that all or a majority of the securities in a certain   We maintain a long-term investment approach and
market--like the stock or bond market--will decline in value because of         focus on stocks we believe can appreciate over an
factors such as economic conditions, future expectations or investor            extended time frame regardless of interim market
confidence.                                                                     fluctuations. In deciding what portion of the
                                                                                Series' portfolio should be invested in any
                                                                                individual country, we evaluate a variety of
                                                                                factors, including opportunities and risks relative
                                                                                to other countries.

Industry and security risk is the risk that the value of securities in a        We typically hold a number of different securities
particular industry or the value of an individual stock or bond will            in a variety of sectors in order to minimize the
decline because of changing expectations for the performance of that            impact that a poorly performing security would have
industry or for the individual company issuing the stock or bond.               on the Series.

Currency risk is the risk that the value of the Series' investments may be      The Series may try to hedge its currency risk by
negatively affected by changes in foreign currency exchange rates.              purchasing foreign currency exchange contracts. If
Adverse changes in exchange rates may reduce or eliminate any gains             the Series agrees to purchase or sell foreign
produced by investments that are denominated in foreign currencies and may      securities at a pre-set price on a future date, the
increase any losses.                                                            Series attempts to protect the value of a security
                                                                                it owns from future changes in currency rates. If
                                                                                the Series has agreed to purchase or sell a
                                                                                security, it may also use foreign currency exchange
                                                                                contracts to "lock-in" the security's price in terms
                                                                                of U.S. dollars or another applicable currency. The
                                                                                Series may use forward currency exchange contracts
                                                                                only for defensive or protective measures, not to
                                                                                enhance portfolio returns. However, there is no
                                                                                assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------

                                                          International Equity-5

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         International Equity Series
Political risk is the risk that countries or the entire region where we         We evaluate the political situations in the
invest may experience political instability. This may cause greater             countries where we invest and take into account any
fluctuation in the value and liquidity of our investments due to changes        potential risks before we select securities for the
in currency exchange rates, governmental seizures or nationalization            portfolio. However, there is no way to eliminate
of assets.                                                                      political risk when investing internationally.

Emerging market risk is the possibility that the risks associated with          The Series, to the limited extent that it invests in
international investing will be greater in emerging markets than in more        emerging markets, is subject to the risk. If we were
developed foreign markets because, among other things, emerging                 to invest in emerging markets, we would carefully
markets may have less stable political and economic environments.               select securities and consider all relevant risks
                                                                                associated with an individual company.

Inefficient market risk is the risk that foreign markets may be less            The Series will attempt to reduce these risks by
liquid, have greater price volatility, less regulation and higher transaction   investing in a number of different countries, and
costs than U.S. markets.                                                        noting trends in the economy, industries and
                                                                                financial markets.

Information risk is the risk that foreign companies may be subject to           We conduct fundamental research on the companies we
different accounting, auditing and financial reporting standards than U.S.      invest in rather than relying solely on information
companies. There may be less information available about foreign issuers        available through financial reporting. We believe
than domestic issuers. Furthermore, regulatory oversight of foreign             this will help us to better uncover any potential
issuers may be less stringent or less consistently applied than in the          weaknesses in individual companies.
United States.

Transaction costs risk: Costs of buying, selling and holding foreign            We strive to monitor transaction costs and to choose
securities, including brokerage, tax and custody costs, may be higher than      an efficient trading strategy for the Series.
those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager    The Series is managed by Delaware International Advisers
                      Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.80% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers    Clive A. Gillmore and Nigel G. May have primary
                      responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

                      Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

                      Nigel G. May, Director, Senior Portfolio Manager, Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.



                                                          International Equity-6

Who's who?    The following describes the various organizations involved with managing, administering, and servicing the Series.

              Board of trustees
              A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

              Investment manager
              Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

              An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

              Delaware International Advisers Ltd. is affiliated with Delaware Management Company. Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts.

              Portfolio managers
              Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

              Distributor
              Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

              Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

              Custodian
              The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

              Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.




                                                          International Equity-7

Important information about the Series

      Share classes    The Series has two classes of shares, Standard Class and
                       Service Class. Each Class is identical except that Service Class has a distribution plan or "rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       Purchase and    Shares are sold only to separate accounts of life
      redemption of    companies at net asset value. (See "Valuation of
             shares    shares.") Redemptions will be effected by the separate
                       accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares    The price you pay for shares will depend on when we
                       receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                       Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock
                       Exchange is open for business. We reserve the right to reject any purchase order.

                       We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                       A significant portion of the portfolio securities of the International Equity Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.



                                                          International Equity-8

       Dividends,      Dividends and capital gain distributions, if any, are
distributions and      distributed annually. We automatically reinvest all
            taxes      dividends and any capital gains.

                       The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                       Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.



                                                          International Equity-9

Financial highlights

                                                                                                     International Equity Series(1)
                             ------------------------------------------------------------------------------------------------------
The financial                                                                                                     Year Ended 12/31
highlights table is                                                           1999        1998         1997       1996        1995
intended to help you         ------------------------------------------------------------------------------------------------------
understand the Series'
financial performance.       Net asset value, beginning of year            $16.480     $15.520      $15.110     $13.120     $11.840
The total returns in the
table represent the rate     Income from investment operations
that an investor would
have earned or lost on       Net investment income(2)                        0.371       0.386        0.359       0.557       0.419
an investment in the
Series (assuming             Net realized and unrealized gain
reinvestment of all             on investments and foreign currencies        2.161       1.169        0.596       1.966       1.191
dividends and                                                             --------    --------     --------    --------     -------
distributions). All "per     Total from investment operations                2.532       1.555        0.955       2.523       1.610
share" information                                                        --------    --------     --------    --------     -------
reflects financial results   Less dividends and distributions
for a single Series
share. This information      Dividends from net investment income           (0.356)     (0.595)      (0.545)     (0.420)     (0.240)
has been audited by
Ernst & Young LLP,           Distributions from net realized gain
whose report, along             on investments                              (0.026)       none         none      (0.113)     (0.090)
with the Series'                                                          --------    --------     --------    --------     -------
financial statements, is     Total dividends and distributions              (0.382)     (0.595)      (0.545)     (0.533)     (0.330)
included in the Series'                                                   --------    --------     --------    --------     -------
annual report, which is      Net asset value, end of year                  $18.630     $16.480      $15.520     $15.110     $13.120
available upon request                                                    ========    ========     ========    ========     =======
by calling                   Total return(3)                                15.76%      10.33%        6.60%      20.03%      13.98%
800.523.1918.
                             Ratios and supplemental data

                             Net assets, end of period (000 omitted)      $304,060    $243,536     $198,863    $131,428     $81,548

                             Ratio of expenses to average net assets         0.92%       0.87%        0.85%       0.80%       0.80%

                             Ratio of expenses to average net assets
                                prior to expense limitation and
                                expenses paid indirectly                     0.94%       0.88%        0.90%       0.91%       0.89%

                             Ratio of net investment income to
                                average net assets                           2.16%       2.41%        2.28%       4.71%       3.69%

                             Ratio of net investment income to average
                                net assets prior to expense limitation
                                 and expenses paid indirectly                2.14%       2.40%        2.23%       4.60%       3.60%

                             Portfolio turnover                                 9%          5%           7%          8%         19%


                             (1)  The financial highlights data are derived from data of the Series' Standard
                                  Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                             (2)  Per share information for the years ended December 31, 1997, 1998 and 1999 was based on the average shares outstanding method.
                             (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.


                                                         International Equity-10

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                             Philadelphia o London


                                 Delaware Group
                                  Premium Fund

                              Select Growth Series
                              (formerly Aggressive
                                 Growth Series)

                                  Service Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                   page 1
Select Growth Series                                                           1
 ................................................................................
How we manage the Series                                                  page 2
Our investment strategies                                                      2
The securities we typically invest in                                          2
The risks of investing in Select Growth Series                                 3
Investment manager                                                             4
Portfolio managers                                                             4
Fund administration (Who's who)                                                5

 ................................................................................
Important information about
  the Series                                                              page 6
Share classes                                                                  6
Purchase and redemption of shares                                              6
Valuation of shares                                                            6
Dividends, distributions and taxes                                             6
 ................................................................................
Financial highlights                                                      page 7

Profile: Select Growth Series (formerly Aggressive Growth Series)

What are the Series' goals?
Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in Select Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

                                                                Select Growth-1

How we manage the Series

Select Growth Series
Our investment strategies

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;

o projections for high future growth or acceleration in earnings-per-share;

o a price-to-earnings ratio that is low relative to other stocks; and

o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we       Stocks offer investors the potential for capital
typically invest in     appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                              How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership     We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                securities (including common stocks and convertible securities).
corporation's profits and losses, proportionate to the           Generally, however, we invest 90% to 100% of net assets in common
number of shares they own.                                       stock. We may invest in companies of any size greater than $300 million in market capitalization.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller       for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at     repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal     102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are       repurchase agreements in which the collateral is U.S. government
often viewed as equivalent to cash.                              securities.

Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including those that
resale is restricted under securities law.                       are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid
                                                                 securities, which is described below.

Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at           including repurchase agreements with maturities of over seven days.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 Select Growth-2

Select Growth Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest up to 10% of its net assets in foreign securities (including ADRs); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive postions For temporary defensive purposes, Select Growth Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

        The risks of    Investing in any mutual fund involves risk, including
        investing in    the risk that you may receive little or no return on
Select Growth Series    your investment, and the risk that you may lose part or
                        all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Select
                        Growth Series. Please see the Statement of Additional
                        Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Select Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond           believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as         interim market fluctuations. We do not try to predict overall stock
economic conditions, future expectations or investor             market movements and though we may hold securities for any amount
confidence.                                                      of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of         We limit the amount of Select Growth Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing        rigorous selection process before choosing securities and
expectations for the performance of that industry or for the     continuously monitor them while they remain in the portfolio.
individual company issuing the stock.

Company size risk is the risk that prices of small and           Select Growth Series seeks opportunities among companies of all
medium-size companies may be more volatile than larger           sizes. Because its portfolio does not concentrate specifically on
companies because of limited financial resources or              small or medium-size companies, this risk may be balanced by our
dependence on narrow product lines.                              holdings of large companies.

Interest rate risk is the risk that securities will decrease     We analyze each company's financial situation and its cash flow to
in value if interest rates rise. The risk is generally           determine the company's ability to finance future expansion and
associated with bonds; however, because small and                operations. The potential affect that rising interest rates might
medium-size companies often borrow money to finance their        have on a stock is taken into consideration before the stock is
operations, they may be adversely affected by rising             purchased.
interest rates.

Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 Select Growth-3

Investment manager      The Series is managed by Delaware Management Company.
                        Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis:
                        0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

Portfolio managers      Gerald S. Frey has primary responsibility for making
                        day-to-day investment decisions for the Select Growth
                        Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett,
                        John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and
                        Lori P. Wachs.

                        Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

                        Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                        John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                        Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                        Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                        Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.


                                                                 Select Growth-4

        Who's who?      The following describes the various organizations
                        involved with managing, administering, and servicing the Series.

                        Board of trustees
                        A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                        Investment manager
                        Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                        An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                        Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                        Portfolio managers
                        Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                        Distributor
                        Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                        Custodian
                        The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                        Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.


                                                                 Select Growth-5

Important information about the Series


      Share classes     The Series has two classes of shares, Standard Class and
                        Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service
                        Class shares.

       Purchase and     Shares are sold only to separate accounts of life
      redemption of     companies at net asset value. (See "Valuation of
             shares     shares.") Redemptions will be effected by the separate
                        accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares     The price you pay for shares will depend on when we
                        receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York
                        Stock Exchange is open for business. We reserve the right to reject any purchase order.

                        We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                        From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,     Dividends and capital gain distributions, if any, are
  distributions and     distributed annually.
              taxes
                        We automatically reinvest all dividends and any capital gains.

                        The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                        Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

               EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


                                                                 Select Growth-6

Financial highlights

                                                                                                             Select Growth Series(1)
                                                                                                 (formerly Aggressive Growth Series)
------------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                       Period 5/3/99(1)
highlights table is                                                                                                      through
intended to help you                                                                                                    12/31/99
understand the Series'            --------------------------------------------------------------------------------------------------
financial performance.            Net asset value, beginning of period                                                   $10.000
The total return in the
table represents the              Income from investment operations
rate that an investor
would have earned on              Net investment income                                                                    0.011
an investment in the
Series (assuming                  Net realized and unrealized gain on investments                                          4.289
reinvestment of all
dividends and                     Total from investment operations                                                         4.300
distributions). All "per
share" information                Net asset value, end of period                                                         $14.300
reflects financial results
for a single Series               Total return(2)                                                                         42.90%
share. This information
has been audited by               Ratios and supplemental data
Ernst & Young LLP,
whose report, along               Net assets, end of period (000 omitted)                                                $53,529
with the Series'
financial statements,             Ratio of expenses to average net assets                                                  0.80%
is included in the
Series' annual report,            Ratio of expenses to average net assets
which is available upon            prior to expense limitation and expenses paid indirectly                                0.81%
request by calling
800.523.1918.                     Ratio of net investment income to average net assets                                     0.32%

                                  Ratio of net investment income to average net assets
                                   prior to expense limitation and expenses paid indirectly                                0.29%

                                  Portfolio turnover                                                                        174%
------------------------------------------------------------------------------------------------------------------------------------
                                  (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual
                                      12b-1 fee of not more than 0.30% (currently set at 0.15%.) Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.

                                  (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

                                  (3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

                                                                 Select Growth-7

Delaware Group          Additional information about the Series' investments is
Premium Fund            available in the Series' Annual and Semi-Annual Reports
                        to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                        You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                        Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                   INVESTMENTS
                              ---------------------
                              Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                             Small Cap Value Series
                                  Service Class

                               1818 Market Street,
                             Philadelphia, PA 19103

                                   Prospectus
                                   May 1, 2000

This Prospectus offers the Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Profile                                                                   page 1
Small Cap Value Series                                                         1
 ................................................................................
How we manage the Series                                                  page 2
Our investment strategies                                                      2
The securities we typically invest in                                          2
The risks of investing in Small Cap Value Series                               3
Investment manager                                                             4
Portfolio managers                                                             4
Fund administration (Who's who)                                                5

 ................................................................................
Important information about
  the Series                                                              page 6
Share classes                                                                  6
Purchase and redemption of shares                                              6
Valuation of shares                                                            6
Dividends, distributions and taxes                                             6
 ................................................................................
Financial highlights                                                      page 7

Profile: Small Cap Value Series

What are the Series' goals?
   Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o    Investors with long-term financial goals.

o    Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series

o    Investors with short-term financial goals.

o    Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Small Cap Value Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Small Cap Value Series. We show how returns have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 0.84%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was-16.13% for the quarter ended September 30, 1998.

[BAR CHART]

                                                   Year-by-year total return

1994         1995           1996          1997          1998           1999
----         ----           ----          ----          ----           ----
0.78%        23.85%         22.55%        32.91%        -4.79%         -4.86%

                              Average annual returns for periods ending 12/31/99

                          Small Cap Value       Russell 2000        Russell 2000
                      Series Standard Class      Value Index            Index

1 year                          -4.86%             -1.49%              21.26%
5 years                         12.81%             13.14%              16.69%
Since inception (12/27/93)      11.07%             10.60%              13.38%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

We show both the Russell 2000 Index, the Series' current benchmark index, and the Russell 2000 Value Index because, going forward, we will use the Russell 2000 Value Index as our benchmark. This Index more closely represents the universe of stocks we select from - those stocks of small companies whose prices appear low relative to their underlying value or future potential. Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                               Small Cap Value-1

How we manage the Series

Small Cap Value Series
Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stocks of small cap companies, those having a market capitalization generally less than $1.5 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we    Stocks offer investors the potential for capital
typically invest in    appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Small Cap Value Series
Common stocks: Securities that represent shares of ownership            Under normal market conditions, we will hold at least 65% of
in a corporation. Stockholders participate in the                       the Series' net assets in common stock of small companies
corporation's profits and losses, proportionate to the                  that we believe are selling for less than their true value.
number of shares they own.                                              Generally, we invest 90% to 100% of net assets in these
                                                                        stocks.

Real estate investment trusts: A company, usually traded                The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn               typically do so when this sector or companies within the
profits for shareholders.                                               sector appeared to offer opportunities for price
                                                                        appreciation.

Repurchase agreements: An agreement between a buyer, such as            Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller              investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at            into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal            collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are              Series will only enter into repurchase agreements in which
often viewed as equivalent to cash.                                     the collateral is U.S. government securities.


Restricted securities: Privately placed securities whose                We may invest in privately placed securities, including
resale is restricted under securities law.                              those that are eligible for resale only among certain
                                                                        institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                        are determined to be illiquid may not exceed the Series' 10%
                                                                        limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready                We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                  securities.
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------



                                                               Small Cap Value-2

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis
Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Small
Cap Value Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by an NRSRO and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing   Investing in any mutual fund involves risk, including
    in Small Cap Value   the risk that you may receive little or no return on
                Series   your investment, and the risk that you may lose part
                         or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Small Cap
                         Value Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Small Cap Value Series
Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall stock market movements and generally do not
confidence.                                                             trade for short-term purposes.


Industry and security risk is the risk that the value of                We limit the amount of Small Cap Value Series' assets
securities in a particular industry or the value of an                  invested in any one industry and in any individual security.
individual stock or bond will decline because of changing               We also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the            securities and continuously monitor them while they remain
individual company issuing the stock.                                   in the portfolio.

Small company risk is the risk that prices of smaller                   Small Cap Value Series maintains a well-diversified
companies may be more volatile than larger companies because            portfolio, selects stocks carefully and monitors them
of limited financial resources or dependence on narrow                  continuously. And, because we focus on stocks that are
product lines.                                                          already selling at relatively low prices, we believe we may experience less price volatility than small cap funds that do not use a value-oriented strategy.

Interest rate risk is the risk that securities will decrease            We analyze each company's financial situation and its
in value if interest rates rise. The risk is generally                  cashflow to determine the company's ability to finance
associated with bonds; however, because smaller companies               future expansion and operations. The potential affect that
often borrow money to finance their operations, they may be             rising interest rates might have on a stock is taken into
adversely affected by rising interest rates.                            consideration before the stock is purchased.


Liquidity risk is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------


                                                               Small Cap Value-3

Investment manager        The Series is managed by Delaware Management Company.
                          Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers        Christopher S. Beck has primary responsibility for
                          making day-to-day investment decisions for the Small
                          Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

                          Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

                          Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.


                                                               Small Cap Value-4

Who's who?                The following describes the various organizations
                          involved with managing, administering, and servicing the Series.

                          Board of trustees
                          A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                          Investment manager
                          Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                          An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                          Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                          Portfolio managers
                          Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.


                          Distributor
                          Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                          Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                          Custodian
                          The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                          Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.




                                                               Small Cap Value-5

Important information about the Series

      Share classes       Each Series has two classes of shares, Standard Class
                          and Service Class. Each Class is identical except that Service Class has a distribution plan or "rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       Purchase and       Shares are sold only to separate accounts of life
      redemption of       companies at net asset value. (See "Valuation of
             shares       shares.") Redemptions will be effected by the separate
                          accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares       The price you pay for shares will depend on when we
                          receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.
                          We reserve the right to reject any purchase order.

                          We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                          From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

         Dividends,       Dividends and capital gain distributions, if any, are
  distributions and       distributed annually.
              taxes
                          We automatically reinvest all dividends and any capital gains.

                          The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                          Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

               EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


                                                               Small Cap Value-6

Financial highlights


                                                                                                    Small Cap Value Series(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year Ended 12/31
The financial                                                          1999        1998        1997         1996         1995
highlights table is    ------------------------------------------------------------------------------------------------------
intended to help you
understand the         Net asset value, beginning of year           $16.450     $17.920      $14.500     $12.470      $10.290
Series' financial
performance. The       Income (loss) from investment operations
total returns in the
table represent the    Net investment income                          0.182       0.196        0.122       0.112        0.192
rate that an
investor would have    Net realized and unrealized gain
earned or lost on an      (loss) on investments                      (0.997)     (1.036)       4.338       2.548        2.208
investment in the                                                   -------     -------      -------     -------      -------
Series (assuming       Total from investment operations              (0.815)     (0.840)       4.460       2.660        2.400
reinvestment of all                                                 -------     -------      -------     -------      -------
dividends and          Less dividends and distributions
distributions). All
"per share"            Dividends from net investment income          (0.195)     (0.135)      (0.110)     (0.180)      (0.150)
information reflects
financial results      Distributions from net realized
for a single Series       gain on investments                        (0.080)     (0.495)      (0.930)     (0.450)      (0.070)
share. This                                                         -------     -------      -------     -------      -------
information has been   Total dividends and distributions             (0.275)     (0.630)      (1.040)     (0.630)      (0.220)
audited by Ernst &                                                  -------     -------      -------     -------      -------
Young LLP, whose       Net asset value, end of year                 $15.360     $16.450      $17.920     $14.500      $12.470
report, along with                                                  =======     =======      =======     =======      =======
the Series'            Total return(2)                               (4.86%)     (4.79%)(3)   32.91%(3)   22.55%(3)    23.85%(3)
financial
statements, is         Ratios and supplemental data
included in the
Series' annual         Net assets, end of period (000 omitted)      $95,425    $103,989      $84,071     $23,683      $11,929
report, which is
available upon         Ratio of expenses to average net assets        0.85%       0.83%        0.80%       0.80%        0.80%
request by calling
800.523.1918.          Ratio of expenses to average net assets
                          prior to expense limitation and
                          expenses paid indirectly                    0.85%       0.85%        0.90%       0.99%        0.96%

                       Ratio of net investment income
                          to average net assets                       1.16%       1.32%        1.24%       1.28%        2.13%

                       Ratio of net investment income to average
                          net assets prior to expense limitation
                          and expenses paid indirectly                1.16%       1.30%        1.14%       1.09%        1.97%

                       Portfolio turnover                               47%         45%          41%         84%          71%

                       (1) The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than
                           0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                       (2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                       (3) Total return reflects expense limitations in effect for the Series.

                                                               Small Cap Value-7

Delaware Group
Premium Fund

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                            Social Awareness Series

                                 Service Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Social Awareness Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

 ................................................................................
Profile                                                                   page 1
Social Awareness Series                                                        1
 ................................................................................
How we manage the Series                                                  page 3
Our investment strategies                                                      3
The securities we typically invest in                                          3
The risks of investing in Social Awareness Series                              4
Investment manager and sub-adviser                                             5
Portfolio managers                                                             5
Fund administration (Who's who)                                                6
 ................................................................................
Important information about
   the Series                                                             page 7
Share classes                                                                  7
Purchase and redemption of shares                                              7
Valuation of shares                                                            7
Dividends, distributions and taxes                                             8
 ................................................................................
Financial highlights                                                      page 9

Profile: Social Awareness Series

What are the Series' goals?
  Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of medium- to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:

o engage in activities likely to result in damage to the natural environment;

o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

o manufacture or contract for military weapons;

o are in the liquor, tobacco or gambling industries; and

o conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.


                                                              Social Awareness-1

How has Social Awareness Series performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in Social Awareness Series. We show how returns have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee. As of March 31, 2000, the Class had a year-to-date return of 4.60%. During the periods illustrated in this bar chart, the Class' highest return was 21.45% for the quarter ended December 31, 1998 and its lowest quarterly return was -17.21% for the quarter ended September 30, 1998.

[BAR CHART]

Year-by-year total return

     1998        1999
     ----        ----
    15.45%      12.91%


Year-by-year total return

                              Average annual returns for periods ending 12/31/99

                                                                     S&P 500
                                           Social Awareness      Composite Stock
                                        Series Standard Class      Price Index

   1 year                                        12.91%              21.03%
   Since Inception (5/1/97)                      21.27%              25.50%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                              Social Awareness-2

How we manage the Series

Social Awareness Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors. We use a computer-driven selection process designed to identify these stocks. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium- and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Social Awareness Series uses the same investment strategy as Delaware Social Awareness Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

  The securities we    Stocks offer investors the potential for capital
typically invest in    appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                  Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Social Awareness Series
Common stocks: Securities that represent shares of              Generally, we invest 90% to 100% of net assets in common stock of
ownership in a corporation. Stockholders                        medium- and large-sized companies.
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.

Repurchase agreements: An agreement between a                   Typically, we use repurchase agreements as a short-term
buyer, such as the Series, and a seller of                      investment for the Series' cash position. In order to enter
securities in which the seller agrees to buy the                into these repurchase agreements, the Series must have
securities back within a specified time at the                  collateral of at least 102% of the repurchase price. The
same price the buyer paid for them, plus an amount              Series will only enter into repurchase agreements in which
equal to an agreed upon interest rate. Repurchase               the collateral is U.S. government securities.
agreements are often viewed as equivalent to cash.

Restricted and illiquid securities: Restricted                  We may invest up to 10% of net assets in illiquid
securities are privately placed securities whose                securities. For this Series, the 10% limit includes
resale is restricted under securities law.                      restricted securities such as privately placed securities
Illiquid securities are securities that do not                  that are eligible for resale only among certain
have a ready market, and cannot be easily sold                  institutional buyers without registration, which are
within seven days at approximately the price that               commonly known as "Rule 144A Securities" and repurchase
a series has valued them.                                       agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Social Awareness-3

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Social Awareness Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing    Investing in any mutual fund involves risk, including
   in Social Awareness    the risk that you may receive little or no return on
                Series    your investment, and the risk that you may lose part
                          or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Social
                          Awareness Series. Please see the Statement of
                          Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                   Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Social Awareness Series
Market risk is the risk that all or a majority of               We maintain a long-term investment approach and focus on
the securities in a certain market--like the stock              stocks we believe can appreciate over an extended time frame
or bond market--will decline in value because of                regardless of interim market fluctuations. We do not try to
factors such as economic conditions, future                     predict overall stock market movements and generally do not
expectations or investor confidence.                            trade for short-term purposes.

Industry and security risk is the risk that the                 We limit the amount of Social Awareness Series' assets
value of securities in a particular industry or                 invested in any one industry and in any individual security.
the value of an individual stock or bond will
decline because of changing expectations for the                Because Social Awareness Series avoids investing in
performance of that industry or for the individual              companies that don't meet socially responsible criteria, its
company issuing the stock or bond.                              exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the
                                                                performance of those sectors.

Liquidity risk is the possibility that securities               We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Series has valued
them.

Limited market risk is the risk that because the                Because the Series only invests in companies that meet its
Series avoids certain companies not considered                  definition of "socially responsible," this risk is
socially responsible, it could miss out on strong               unavoidable.
performance from those companies.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Social Awareness-4

Investment manager    The Series is managed by Delaware Management Company.
   and sub-adviser    Vantage Investment Advisors is the Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management
                      Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.70% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

                      Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products.

Portfolio managers    Enrique Chang and Christopher P. Harvey have primary
                      responsibility for making day-to-day investment decisions for Social Awareness Series.

                      Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

                      Christopher P. Harvey, Vice President of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.


                                                              Social Awareness-5

Who's who?            The following describes the various organizations involved with managing, administering, and servicing the Series.

                      Board of trustees
                      A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                      Investment manager
                      Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                      An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                      Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                      Sub-adviser
                      Vantage Investment Advisors, 405 Lexington Avenue, New York, NY 10174

                      A sub-adviser is a company generally responsible for the management of the fund's assets and is selected and supervised by the investment manager.

                      Portfolio managers
                      Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                      Distributor
                      Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                      Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                      Custodian
                      The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                      Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.



                                                              Social Awareness-6

Important information about the Series

      Share classes   The Series has two classes of shares, Standard Class and
                      Service Class. Each Class is identical except that Service
                      Class has a distribution plan or "Rule 12b-1" plan. The
                      12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Because these fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

       Purchase and   Shares are sold only to separate accounts of life
      redemption of   companies at net asset value. (See "Valuation of shares.")
             shares   Redemptions will be effected by the separate accounts at
                      the net asset value next determined after receipt of the order to meet obligations under the variable contracts.
                      Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares   The price you pay for shares will depend on when we
                      receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
                      Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value.
                      If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                      We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

                      From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.




                                                              Social Awareness-7

       Dividends,     Dividends and capital gain distributions, if any, are
distributions and     distributed annually.
            taxes
                      We automatically reinvest all dividends and any capital gains.

                      The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                      Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

             EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.




                                                              Social Awareness-8

Financial highlights

                                                                                                          Social Awareness Series(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Period 5/1/97(2)
                                                                                                   Year Ended 12/31          through
The financial                                                                                1998              1999         12/31/97
highlights table is         --------------------------------------------------------------------------------------------------------
intended to help you        Net asset value, beginning of period                          $14.550           $12.840          $10.000
understand the
Series' financial           Income from investment operations
performance. The
total returns in the        Net investment income                                           0.036             0.065            0.051
table represent the
rate that an                Net realized and unrealized gain on investments                 1.834             1.880            2.789
investor would have                                                                       -------           -------           ------
earned or lost on an        Total from investment operations                                1.870             1.945            2.840
investment in the                                                                         -------           -------           ------
Series (assuming            Less dividends and distributions
reinvestment of all
dividends and               Dividends from net investment income                           (0.060)           (0.050)            none
distributions). All
"per share"                 Distributions from net realized gain on investments              none            (0.185)            none
information reflects                                                                      -------           -------           ------
financial results           Total dividends and distributions                              (0.060)           (0.235)            none
for a single Series                                                                       -------           -------           ------
share. This                 Net asset value, end of period                                $16.360           $14.550          $12.840
information has been                                                                      =======           =======           ======
audited by Ernst &          Total return(3)                                                12.91%            15.45%           28.40%
Young LLP, whose
report, along with          Ratios and supplemental data
the Series'
financial                   Net assets, end of period (000 omitted)                       $36,739           $26,962           $7,800
statements, is
included in the             Ratio of expenses to average net assets                         0.85%             0.83%            0.80%
Series' annual
report, which is            Ratio of expenses to average net assets
available upon                 prior to expense limitation and expenses paid indirectly     0.90%             0.89%            1.40%
request by calling
800.523.1918.               Ratio of net investment income to average net assets            0.30%             0.80%            1.13%

                            Ratio of net investment income to average net assets
                               prior to expense limitation and expenses paid indirectly     0.25%             0.74%            0.53%

                            Portfolio turnover                                                22%               30%              52%

                            (1)   The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its
                                  12b-1 plan fees which will, among other things, lower performance.
                            (2)   Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                            (3)   Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                                  Total return reflects expense limitations in effect for the Series.

                                                              Social Awareness-9

Delaware Group   Additional information about the Series' investments is
Premium Fund     available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional
                 Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818
                 Market Street, Philadelphia, PA 19103, or call toll-free
                 800.523.1918.

                 You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.


                 Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                                 Delaware Group
                                  Premium Fund

                                  Trend Series

                                 Service Class

                              1818 Market Street,
                             Philadelphia, PA 19103

                             Prospectus May 1, 2000

This Prospectus offers the Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Profile                                                                   page 1
Trend Series                                                                   1
 ................................................................................
How we manage the Series                                                  page 2
Our investment strategies                                                      2
The securities we typically invest in                                          2
The risks of investing in Trend Series                                         3
Investment manager                                                             4
Portfolio managers                                                             4
Fund administration (Who's who)                                                5
 ................................................................................
Important information about
   the Series                                                             page 6
Share classes                                                                  6
Purchase and redemption of shares                                              6
Valuation of shares                                                            6
Dividends, distributions and taxes                                             7
 ................................................................................
Financial highlights                                                      page 8

Profile: Trend Series

What are the Series' goals?
     Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in Trend Series. We show how returns have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

The Service Class shares of the Series are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Performance shown in the bar chart is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the l2b-1 fee.

As of March 31, 2000, the Class had a year-to-date return of 22.27%. During the periods illustrated in this bar chart, the Class, highest quarterly return was 34.16% for the quarter ended December 31, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 1998.

[BAR CHART]

                               Year-by-year total return

 1994      1995      1996      1997      1998      1999
------    ------    ------    ------    ------    ------
-0.39%    39.21%    11.00%    21.37%    16.04%    70.45%


                              Average annual returns for periods ending 12/31/99

                                          Trend Series            Russell 2000
                                        Standard Class            Growth Index

1 year                                       70.45%                  43.09%

5 years                                      29.97%                  18.99%

Since inception (12/27/93)                   24.68%                  15.12%

Performance shown in the average annual return table is based on the Standard Class shares of the Series, which do not carry a 12b-1 fee and are offered through a separate prospectus. Performance of Service Class shares will be lower than the Standard Class and will differ from the Standard Class to the extent of the 12b-1 fee.

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                                         Trend-1

How we manage the Series

Trend Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o the operational history of the company;

o the strategic focus of the company; and

o the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies. We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we      Stocks offer investors the potential for capital
typically invest in    appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Trend Series
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                    with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the number of shares they own.

American Depositary Receipts (ADRs): ADRs are issued by a U.S.       We may hold ADRs when we believe they offer greater
bank and represent the bank's holdings of a stated number of         appreciation potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are           Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including those
resale is restricted under securities law.                           that are eligible for resale only among certain institutional buyers without registration which are commonly known as Rule
                                                                     144A Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at               including repurchase agreements with maturities of over seven
approximately the price that a series has valued them.               days.
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Trend-2

Trend Series may also invest in other securities including convertible securities, warrants and preferred stocks. The Series may also enter into futures and options. Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, Trend Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing   Investing in any mutual fund involves risk, including
       in Trend Series   the risk that you may receive little or no return on
                         your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Trend
                         Series. Please see the Statement of Additional
                         Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                         How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Trend Series
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and though we may hold
confidence.                                                          securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the portfolio.
individual company issuing the stock.

Small company risk is the risk that prices of smaller                Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow product lines.

Interest rate risk is the risk that securities will decrease         We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies            expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be          interest rates might have on a stock is taken into
adversely affected by rising interest rates.                         consideration before the stock is purchased.

Foreign risk is the risk that foreign securities may be              We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American Depositary
governmental seizures or nationalization of assets), changes         Receipts. We do not presently intend to invest directly in
in currency exchange rates, foreign economic conditions or           foreign securities. When we do purchase ADRs, they are
inadequate regulatory and accounting standards. Foreign              generally denominated in U.S. dollars and traded on a U.S.
markets may also be less efficient, less liquid, have greater        exchange.
price volatility, less regulation and higher transaction costs than U.S. markets.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Trend-3

Investment manager       The Series is managed by Delaware Management Company.
                         Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers       Gerald S. Frey has primary responsibility for making
                         day-to-day investment decisions for Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A.
                         Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori
                         P. Wachs.

                         Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was co-manager from June 1996 to March 1997.

                         Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

                         John A. Heffern, Vice President, Portfolio Manager, earned bachelors' and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

                         Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

                         Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

                         Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

                                                                         Trend-4

            Who's who?   The following describes the various organizations
                         involved with managing, administering, and servicing the Series.

                         Board of trustees
                         A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

                         Investment manager
                         Delaware Management Company, One Commerce Square, Philadelphia, PA 19103

                         An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

                         Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $27,783,710,000) and investment company (approximately $19,579,950,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

                         Portfolio managers
                         Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "How we manage the Series" for information about the portfolio managers of the Series.

                         Distributor
                         Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                         Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

                         Custodian
                         The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

                         Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                                         Trend-5

Important information about the Series

         Share classes   The Series has two classes of shares, Standard Class
                         and Service Class. Each class is identical except that Service Class has a distribution or "Rule 12b-1" plan which is described in the prospectuses offering Service
                         Class shares.


          Purchase and   Shares are sold only to separate accounts of life
  redemption of shares   companies at net asset value. (See "Valuation of
                         shares.") Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.


   Valuation of shares   The price you pay for shares will depend on when we
                         receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                         We determine the Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of t rustees that are designed to price securities at their fair market value.

                         From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

                                                                         Trend-6

            Dividends,   Dividends and capital gain distributions, if any, are
     distributions and   distributed annually.
                 taxes
                         We automatically reinvest all dividends and any capital gains.

                         The Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of income or gains.

                         Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

                  EURO Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. If the Series is invested in foreign securities, the consequences may adversely affect the value and/or increase the volatility of securities held by the Series.







                                                                         Trend-7

Financial highlights

                                                                                                                     Trend Series(1)
------------------------------------------------------------------------------------------------------------------------------------
The financial                                                                                                      Year Ended 12/31
highlights table is                                                           1999         1998        1997        1996        1995
intended to help you  --------------------------------------------------------------------------------------------------------------
understand the        Net asset value, beginning of year                   $19.760      $17.380     $14.560     $14.020     $10.160
Series' financial
performance. The      Income (loss) from investment operations
total returns in the
table represent the   Net investment income (loss)(2)                       (0.043)       0.006       0.019       0.050       0.098
rate that an
investor would have   Net realized and unrealized gain
earned or lost on an     (loss) on investments                              13.945        2.736       3.031       1.380       3.852
investment in the                                                          -------      -------     -------     -------     -------
Series (assuming
reinvestment of all   Total from investment operations                      13.902        2.742       3.050       1.430       3.950
dividends and                                                              -------      -------     -------     -------     -------
distributions). All
"per share"           Less dividends and distributions
information reflects
financial results     Dividends from net investment income                  (0.002)      (0.020)     (0.050)     (0.090)     (0.090)
for a single Series
share. This           Distributions from net realized
information has been     gain on investments                                  none       (0.342)     (0.180)     (0.800)       none
audited by Ernst &                                                         -------      -------     -------     -------     -------
Young LLP, whose
report, along with    Total dividends and distributions                     (0.002)      (0.362)     (0.230)     (0.890)     (0.090)
the Series'                                                                -------      -------     -------     -------     -------
financial
statements, is        Net asset value, end of year                         $33.660      $19.760     $17.380     $14.560     $14.020
included in the                                                            =======      =======     =======     =======     =======
Series' annual
report, which is      Total return(3)                                       70.45%     16.04%(4)   21.37%(4)   11.00%(4)   39.21%(4)
available upon
request by calling    Ratios and supplemental data
800.523.1918.
                      Net assets, end of period (000 omitted)             $503,657     $168,251    $118,276     $56,423     $20,510

                      Ratio of expenses to average net assets                0.82%        0.81%       0.80%       0.80%       0.80%

                      Ratio of expenses to average net assets prior
                         to expense limitation and
                         expenses paid indirectly                            0.82%        0.85%       0.88%       0.92%       0.96%

                      Ratio of net investment income to average net assets  (0.18%)       0.03%       0.16%       0.56%       1.03%

                      Ratio of net investment income to average net assets
                         prior to expense limitation and expenses
                         paid indirectly                                    (0.18%)      (0.01%)      0.08%       0.44%       0.87%

                      Portfolio turnover                                       82%         121%        125%        112%         76%

                      (1)  The financial highlights data are derived from data of the Series' Standard Class shares, which are not subject to 12b-1 plan fees. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30% (currently set at 0.15%). Future data for the Service Class will reflect its 12b-1 plan fees which will, among other things, lower performance.
                      (2)  Per share information for the year ended December 31, 1999 was based on the average shares outstanding method.
                      (3)  Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
                      (4)  Total return reflects expense limitations in effect for the Series.

                                                                         Trend-8

Delaware Group
Premium Fund

                         Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series' annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

                         You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

                         Investment Company Act File No. 811-5162


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London